UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930

(Address of principal executive offices) (Zip code)

Stephen G. Simon

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 E. 7th Street

Saint Paul, Minnesota 55101-4930

Copy to:

John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 651-228-0935

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Annual Report
for the year ended
December 31, 2018

Management Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund

The Clearwater Core Equity Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies.The Clearwater Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. As of December 31, 2018, the Core Equity Fund had three subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to track the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining 40% of the Fund’s assets are divided between AQR Capital Management, LLC (“AQR”) and O’Shaughnessy Asset Management, LLC (“OSAM”), who both utilize an active management style.

2018 Market Overview:

Domestic large capitalization equities, as defined by the Russell 1000® Index, declined by 4.8% in 2018, as investor sentiment became more pessimistic later in the year. Concerns such as rising interest rates, the escalating U.S. and China trade war, U.S. political turmoil and fears of a slowing economy contributed to increased market volatility.

2018 Performance and 2019 Outlook:

The Clearwater Core Equity Fund declined by 6.6%, net of fees, in 2018 compared to a decrease of 4.8% for the Russell 1000® Index, the Fund’s benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, outperformed the Fund’s benchmark. Both active managers, AQR and OSAM, underperformed the Fund’s benchmark by a similar margin.

Each of the three subadvisers comment on the performance of their respective portfolios and their outlook for the next year in the paragraphs below. For comparison of the subadvisers’capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater Core Equity Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their portfolio is managed and their outlook for the next twelve months.

AQR Commentary

General Market Overview:

We trade a set of strategies based on the value, momentum, and quality signals of individual securities that seek a positive expected return versus the appropriate benchmark, in a variety of economic environments. Because our investment approach employs a systematic set of rules based on economic intuition and testing to seek to ensure they are robust across time, macro environments, and geographies, we typically do not offer general market overviews.

2018 Performance:

The portion of the Clearwater Core Equity Fund managed by AQR (the “Portfolio”) underperformed the Russell 1000® Index (the “benchmark”) in 2018, returning (9.0%), gross of fees, while the benchmark returned (4.8%). Both stock selection within sectors and sector allocation detracted from performance. The largest detractor was the Technology sector, where negative returns from stock selection outweighed positive returns from sector allocation.

2019 Outlook:

In terms of sector positioning, we are currently overweight Industrials while being underweight Real Estate. With respect to long-term attractiveness, we believe that valuations are currently less attractive in the U.S.

OSAM Commentary

General Market Overview:

2018 was a down year for global equity returns and a few key themes emerged over the course of the year. Growth outperformed value (the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 6.8% in 2018) and large capitalization stocks outperformed small capitalization stocks (the Russell 1000® Index outperformed the Russell 2000® Index by 6.2% in 2018). There was an increase in market volatility during 2018, which was enhanced by a sizeable market downturn in the fourth quarter of 2018.

2018 Performance:

The portion of the Clearwater Core Equity Fund managed by OSAM (the “Portfolio”) underperformed the Russell 1000® Index (the “benchmark”) in 2018, returning (8.5%) (gross of fees), while the benchmark returned (4.8%). An underweight exposure to large capitalization stocks was the largest detractor from the Portfolio’s performance. An overweight exposure to the momentum factor was the strongest contributor to the Portfolio’s performance, followed by an overweight exposure to the earnings growth factor.

2019 Outlook:

We believe the market is cheaper than it was three months ago, which we believe could present new factor opportunities, such as for the value factor. Our investment process favors companies that have higher levels of return on capital, lower reliance on external financing, and trade at what we believe are deep discounts across many valuation factors relative to the benchmark. At year-end 2018, the Portfolio’s holdings were returning capital to shareholders at a rate of 5.5% versus the benchmark at 2.9%. We believe that these combined advantages can only be delivered by a portfolio which is distinct from the benchmark. We also believe that our Portfolio continues to represent a unique take on the U.S. equity market. Entering 2019 we expect to continue to focus on our market niche: quality companies, often trading at out-of-favor prices, which are aggressively returning capital to equity shareholders through dividends and share repurchases.

Parametric Commentary

General Market Overview:

Market returns for 2018 were the worst in the decade since the financial crisis. The U.S. market reached an all-time high in late September, only to be followed by a tumultuous fourth quarter where investor sentiment turned significantly pessimistic. There are many concerns ranging from the Federal Reserve’s outlook and rate hikes, the escalating U.S. and China trade war, fears of an economic slowdown, and U.S. political upheaval. As a result, market volatility has increased dramatically.

2018 Performance:

The portion of the Clearwater Core Equity Fund managed by Parametric (the “Portfolio”) outperformed the Russell 1000® Index (the “benchmark”) in 2018, returning (4.3%) (gross of fees), while the benchmark returned (4.8%). Most of the outperformance was attributed to stock selection in the Consumer Staples and Consumer Discretionary sectors. A small underweight in General Electric contributed as the stock fell by 55.4% in 2018. A small overweight in Amazon contributed as the stock returned 28.43% for the year. Overweights to several stocks in the Healthcare sector (including Intercept Pharmaceuticals and Merck) also contributed to the Portfolio’s outperformance.

2019 Outlook:

With the ongoing threat of a trade war, as well as other major issues, we believe that the market uncertainty for the upcoming year has increased. A prolonged government shutdown could have a ripple effect through the economy. The Federal Reserve’s plans for further rate increases are uncertain at this point. Until these issues begin to abate, we expect that market volatility will likely remain elevated.

Clearwater Small Companies Fund

The Clearwater Small Companies Fund seeks long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest market capitalization company included in the Russell 2000® Index at the time of purchase. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with three subadvisers who employ distinct investment styles: Cooke & Bieler, L.P. (“Cooke & Bieler”), Kennedy Capital Management Inc. (“Kennedy”), and Pzena Investment Management, LLC (“Pzena”). At December 31, 2018, Kennedy managed 60% of the Fund while Cooke & Bieler and Pzena managed 20% each.

2018 Market Overview:

Domestic small capitalization equities performed poorly in 2018, with the Russell 2000® Index declining by 11.0%. A variety of concerns constrained returns in 2018, including rising interest rates, the ongoing trade war with China, and signs of a slowing global economy. Also, value stocks underperformed growth stocks for the second straight year, as measured by the Russell 2000® Value Index and the Russell 2000® Growth Index.

2018 Performance and 2019 Outlook:

The Clearwater Small Companies Fund declined by 12.5%, net of fees, during 2018 compared to a decline of 11.0% for the Russell 2000® Index, the Fund’s benchmark. Kennedy & Pzena underperformed the Fund’s benchmark, while Cooke & Bieler outperformed slightly.

Each of the three subadvisers comment on the performance of their specific portions of the Fund and provide an outlook for the next year in the paragraphs below. For comparison of the subadvisers’capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater Small Companies Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their portfolio is managed and their outlook for the next twelve months.

Kennedy Capital Management Commentary

General Market Overview:

2018 began with several sources of optimism at the forefront of investors’ minds. Interest rates remained historically low, companies highlighted the “synchronized global growth” experienced across several end markets, and meaningful corporate tax reform had just been enacted in the U.S., bolstering future cash flows for many small cap companies. Anticipated interest rate increases were viewed as manageable for borrowers and as an opportunity for banks to expand their profitability. As the year progressed, however, several sources of pessimism began to emerge. Trade policy – particularly newly enacted tariffs on Chinese goods – created a backdrop of significant uncertainty for corporate executives and investors alike. Instead of benefitting from the rising rate environment, many banks experienced increased borrowing costs that pressured their net interest margins. And the breadth of demand growth globally began to narrow. While the market largely shrugged off many of these concerns initially

- the Russell 2000® Index returned 11.5% through September – sentiment shifted dramatically in the fourth quarter.The (20.2%) decline during the final quarter of the year was the 11th worst quarterly performance for small companies since 1940.

2018 Performance:

The portion of the Clearwater Small Companies Fund managed by Kennedy (the “Portfolio”) underperformed the Russell 2000® Index (the “benchmark”) in 2018, returning (11.4%) (gross of fess), while the benchmark returned (11.0%). Positive stock selection in the Industrials and Health Care sectors was more than offset by unfavorable performance in the Consumer Discretionary sector. The underweight position in the Energy sector had a favorable effect on relative performance during the year, with a modest offset from the overweight position in Industrials.

2019 Outlook:

We enter 2019 with a more uncertain economic backdrop than we’ve had in the recent past.The Federal Reserve has progressed on its path toward normalizing monetary policy, the trade war with China continues, the prospect of a disorderly Brexit has increased, and the U.S. government remains in a protracted shut down as we write this 2019 outlook. Earnings growth is expected to slow in 2019, as companies’ anniversary the impact of the corporate tax cuts in the U.S. that benefitted comparisons in 2018. However, we believe there are signs of optimism as well. The U.S. Manufacturers Purchasing Managers Index, while at somewhat lower levels exiting 2018 in comparison to the start of the year, was still squarely in expansion mode during December at 54.1% (anything above 50% is considered expansion). Our conversations with management teams continue to indicate confidence in demand patterns in the U.S., with decision makers not reluctant to make capital investments, particularly in productivity-enhancing applications. We believe the market pull-back has created buying opportunities at increasingly compelling valuations. We continue to focus on businesses with company-specific drivers of improvement or a differentiated competitive position that results in value creation for shareholders over the long term.

Cooke & Bieler Commentary

General Market Overview:

The Russell 2000®Value Index declined 12.9% in 2018, following the worst fourth quarter for U.S. equities overall since 2008 and the worst December since World War II. The Russell 2000® Value Index lagged its mid cap value and large cap value counterparts for the second consecutive year.

2018 Performance:

The portion of the Clearwater Small Companies Fund managed by Cooke & Bieler (the “Portfolio”) outperformed the Russell 2000® Value Index (the “benchmark”) in 2018, returning (10.6%) (gross of fees), while the benchmark returned (12.9%). Sector allocation decisions were additive, but stock selection accounted for most of the excess return. The Portfolio benefitted from an underweight in Energy and an overweight in Consumer Discretionary, which more than offset the negative impact of an underweight in Utilities and an overweight in Materials. Stock selection was particularly strong in the Consumer Discretionary and Financials sectors.Top individual contributors included Helen of Troy and NOW Inc., while detractors included Schweitzer-Mauduit and Quanex.

2019 Outlook:

Looking to 2019, if fears of an economic recession prove unwarranted, we believe that the strategy’s sector positioning will be a positive factor. But even in the event of a recession, we would still prefer less expensive, better capitalized and economically sensitive businesses to an expensive collection of defensive stocks with less attractive long-term outlooks. A byproduct of the late 2018 market pullback is a Portfolio offering what we believe to be exceptional value and with what we believe is the highest appreciation potential we have observed in a long time. And among the major style indices, valuations for small capitalization value stocks have contracted by the greatest margin over the past year. So, on both an absolute and a relative basis, we are excited about the Portfolio’s 2019 prospects.

Pzena Commentary

General Market Overview:

U.S. equities were down for the 12 months ending December 31, 2018, following bouts of volatility due to trade war tensions, rising interest rates and recession concerns. For the year, small capitalization stocks underperformed large capitalization stocks, and within small capitalization stocks, growth stocks outperformed value stocks. Growth’s outperformance shifted between companies viewed as delivering reliable growth with little concern for their valuations and those that provided stability and yield. On the other hand, companies that disappointed in delivering growth were severely punished, even if the underlying businesses remained healthy. The small capitalization value universe’s largest detractors were in Financials and Energy, while Utilities was the only sector showing positive returns for 2018. This kept overall valuation spreads at a historically wide level of two standard deviations, looking back over the past 50 plus years.

2018 Performance:

The portion of the Clearwater Small Companies Fund managed by Pzena (the “Portfolio”) slightly underperformed the Russell 2000® Value Index (the “benchmark”) in 2018, returning (13.0%) (gross of fees), while the benchmark returned (12.9%).

Most of the underperformance was attributable to stock selection within our technology holdings. The top three individual detractors were JELD-WEN Holding, Inc., Diebold Nixdorf Incorporated, and Masonite International Corp. JELD-WEN, a leading door and window manufacturer, and Masonite, the other leading global wood door manufacturer, were both negatively impacted by housing market concerns and material and wage inflation. Additionally, a judge ruled that JELD-WEN must divest assets acquired in 2012 which could increase competition in the industry from its current duopoly. Diebold Nixdorf Incorporated (ATM manufacturer and services company) was down after the company lowered guidance and reported weaker-than-expected results, including a swing from positive to negative free cash flow, leaving the company at risk of tripping its debt covenants. The weakening of the balance sheet increased the range of potential outcomes and risk of permanent impairment, so we exited our position.

The top contributors were Chart Industries (liquefied natural gas solutions), Essendant (distributor of office, janitorial, and industrial supplies), and Verifone (payment terminal manufacturer). Chart Industries returned just under 60% in the period, as the company had growth and margin expansion across all segments and encouraging signs of future LNG-related orders.The stock reached our fair value target so we sold out of our remaining position. Essendant was purchased by a private equity firm. Similarly, Verifone traded up after announcing it was acquired by private equity at a large premium.

2019 Outlook:

During the end of 2018, the selloff of stocks with low price-to-book ratios widened the valuation spreads between the cheapest and most expensive stocks to near unprecedented levels. This is significant, as a wide valuation spread has generally led to strong outperformance by value stocks over the long term. While spreads continue to grow wider, the starting point is important and at today’s levels, we believe value stocks are positioned for long term outperformance.

At year end we are seeing a broadening of opportunities due to market moves in recent months, but our Portfolio remains heavily invested in what we believe to be attractively valued, economically sensitive sectors, including Producer Durables, Technology and Materials. We are still not yet finding opportunities in perceived ‘safe’ sectors including Real Estate and Utilities.

Clearwater Tax-Exempt Bond Fund

The Clearwater Tax-Exempt Bond Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories, and possessions and the District of Columbia.The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisors II, LLC (“Sit”), provides day-to-day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Sit has provided the commentary below regarding the Clearwater Tax-Exempt Bond Fund. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadviser out of its advisory fee.

Sit Commentary

General Market Overview:

Tax-exempt municipal bonds delivered modestly positive returns in 2018 supported by a dramatic drop in supply (down 24.5% from 2017) and fairly stable flows into tax-exempt municipal bond funds. Despite the flattening of the U.S. Treasury yield curve, which saw short yields rise roughly 60-100 basis points and long U.S. Treasury yields rise by almost 30 basis points, tax-exempt yields bucked the trend as the yield curve steepened somewhat with short and intermediate maturities up roughly 20-30 basis points compared to the 30-year maturity up 48 basis points. Credit fundamentals remained generally sound despite credit spreads widening slightly in 2018. State government general fund revenue collections continue to be strong and state budgets remain largely healthy, despite a few notable exceptions such as Illinois, New Jersey and Connecticut. Puerto Rico bonds rallied significantly in 2018 as the Financial Oversight and Management Board for Puerto Rico reached agreements with the various creditor groups and the debt restructuring process proceeded through U.S. District Court. The Federal Reserve hiked short-term interest rates by 25 basis points in March, June, September and December. Finally, going into 2018 there was some uncertainty as to how tax legislation passed in December 2017 would impact the demand for tax-exempt bonds because of the reduction of the maximum corporate tax rate and the capping of state and local tax deductions. As the year played out it became clear that demand from banks and property and casualty insurance companies had softened somewhat, but direct and indirect retail demand remained solid in 2018.

2018 Performance:

The Clearwater Tax-Exempt Bond Fund returned 1.6%, net of fees, in 2018. The Fund’s benchmark, the Barclays Municipal Bond 5 Year (4-6) Index (the “benchmark”), returned 1.7% over the same period. In 2018 the Fund continued the strategy of hedging interest rate risk by shorting U.S. Treasury futures. The Fund reduced its interest rate hedge at various times throughout the year as rates increased, which increased the Fund’s average life duration, a measure of sensitivity to changes in interest rates, from 3.5 years at the beginning of the year to 4.6 years at the end of the year. For comparison, the benchmark had a duration of 4.0 years at December 31, 2017, and at December 31, 2018. Detractors from performance included a significant overweight in single family housing revenue bonds, which underperformed due to structure and higher credit quality, and the position in closed-end funds, which returned (6.5%) for the year. The Fund’s income advantage and superior security selection in non-rated bonds contributed positively to performance. Lower investment grade rated bonds and non-rated bonds outperformed those of higher credit quality as investors sought yield. BBB-rated bonds in the index returned +2.0%, while AAA-rated bonds in the index returned +1.1% for the year.

2019 Outlook:

Political discord in Washington D.C. and evolving foreign trade policies add some political risk to the market in 2019. We expect U.S. real GDP growth to slow from its estimated pace of 3.0% in 2018 to between 2.0% and 2.5% in 2019, and inflation to inch higher. Residential investment contracted in the first three quarters of 2018 and the decline is expected to continue into 2019 as the housing market continues to adjust to higher mortgage rates and land and labor shortages. However, we anticipate that consumer spending will be supported by rising incomes, higher tax refunds and healthy household balance sheets. We believe a recession is unlikely in 2019. A great deal of uncertainty exists regarding the direction of interest rates and the shape of the yield curve in 2019. As we approach the end of the tightening cycle, the Federal Reserve has refined its message to signal that it will continue the process of shrinking its balance sheet, thereby removing stimulus put in place to prop up the economy a decade ago but will be cautious in raising rates further as it assesses slower global growth and tighter financial conditions. We expect gross municipal supply to be slightly greater than 2018, but not exceeding maturities and redemptions. We believe that negative net supply will provide solid technical support for the market. We also expect strong retail demand from residents of high income tax states to continue in the wake of the virtual elimination of the state and local tax deduction. With regard to credit, we expect credit spreads to modestly widen, which we believe will dampen the performance of lower investment grade and non-rated bonds. Progress has been made in Puerto Rico, but the situation is in our view unlikely to be fully resolved in 2019. We believe that concerns regarding Illinois, New Jersey and Connecticut will continue to weigh on the market as well and could produce some volatility. Furthermore, we expect the funding of retirement pension and healthcare obligations for states and large local municipalities to remain a hot topic and the subject of negative media reports about the municipal market. We believe that the Fund’s income advantage and diversification in terms of yield curve positioning and credit quality have positioned it opportunistically for the economic and interest rate environment that we expect in 2019. We expect the investment of new cash flows to be focused on maturities in the 5-30 year range.

Clearwater International Fund

The Clearwater International Fund seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among many different countries throughout the world and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles.The Fund currently has four subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”) manages its portion of the portfolio (approximately 40%) to track the MSCI World Ex U.S.A. Index – Net Dividends as closely as possible without requiring the Fund to realize taxable gains. The Fund’s other three subadvisers, Artisan Partners Limited Partnership (“Artisan”), Templeton Investment Counsel, LLC (“Templeton”) andWCM Investment Management, LLC (“WCM”), utilize an active management style and manage the remaining 60% of the Fund.

2018 Market Overview:

As defined by the Fund’s benchmark, the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”), large and mid-capitalization, international developed market equities declined by 14.1%. Currency adjustments had a negative impact on returns for U.S.-based investors in 2018, as the U.S. dollar strengthened versus major international currencies. International small capitalization stocks underperformed large capitalization stocks in 2018, and value stocks underperformed growth stocks for the second straight year.

2018 Performance and 2019 Outlook:

The Clearwater International Fund declined by 14.0%, net of fees, in 2018, compared to a decrease of 14.1% for the benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, andWCM, one of the three active managers, outperformed the Fund’s benchmark in 2018. The other two active managers, Templeton and Artisan, underperformed the benchmark.

Each of the four subadvisers comment on the performance of their specific portions of the Fund and provide a market outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater International Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next twelve months.

Artisan Partners Commentary

General Market Overview:

Measured in U.S. dollar terms, the MSCI EAFE Index (the “benchmark”) declined by 13.8% in 2018, tied to a combination of concerns including ratcheting global trade tensions, the likelihood for tighter global monetary policy in the period ahead, and signs of slowing growth, particularly in Europe and China. A strengthening U.S. dollar weighed on returns for U.S. investors as the benchmark declined by 11.0% in local currency terms. U.S.

stocks outperformed international developed market stocks. From a sector standpoint, Financials, Materials and Consumer Discretionary led the way down. Conversely, Utilities was the only positive sector in the index, with Health Care in its wake but still in the red for the year.

2018 Performance:

The portion of the Clearwater International Fund managed by Artisan (the “Portfolio”) underperformed the benchmark in 2018, returning (14.7%), gross of fees, while the benchmark returned (13.8%). Among the period’s negative contributors were ING, a mostly European banking franchise headquartered in the Netherlands; Samsung Electronics, a leader in smartphones, semiconductors and other electronic components; UBS, the world’s largest wealth manager, the leading retail bank in Switzerland, a global asset manager and a leading global investment bank; Baidu, the dominant Internet search business in China; and ABB, a leading global engineering company and the largest global supplier of industrial motors, generators and power grids. Performance of the following stocks had a positive impact on the Portfolio during the period: Medtronic, one of the world’s largest medical technology companies; Ericsson, a developer and manufacturer of network equipment and software as well as services for network and business operations; Novartis, a manufacturer of pharmaceutical and consumer health care products; Philips, a health technology company; and Aon, a professional services provider comprised of risk and insurance brokerage consulting.

2019 Outlook:

Over the last few years, we have consistently highlighted the fact that we felt both the stock market and our portfolio have offered less appreciation potential than in years past. Today, on the back of persistent selling that at times has seemed almost mechanical, circumstances—and our own opinion—have changed dramatically. In our view, the Portfolio holds strong businesses at a large margin of safety, combined with the potential for significant revaluation—a statement we are happy to make for the first time in many years.

Templeton Commentary

General Market Overview:

International small capitalization stocks fell sharply and underperformed their large capitalization counterparts in 2018. In the first half of the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about the world economy. This optimism gave way to concerns about U.S.-China trade tension and its effect on global economic growth, which began to show signs of deceleration.

2018 Performance:

The portion of the Clearwater International Fund managed by Templeton (the “Portfolio”) slightly outperformed the MSCI All-Country World Ex U.S.A. Small Cap Index - Net Dividends (the “benchmark”) in 2018, returning (18.1%), gross of fees, while the benchmark returned (18.2%). Stock selection in the Technology, Consumer Discretionary and Consumer Staples sectors contributed positively to performance. Amer Sports, based in Finland, holds what we believe is an attractive portfolio of well-known global sports equipment brands that have driven strong operating performance. In September 2018, a consortium made an offer forAmer Sports, and the shares rose in anticipation of the deal, which is expected to close on June 30, 2019. Regionally, holdings in Asia detracted from relative performance, while stock selection in Europe contributed. Holdings in the Real Estate, Financials, and Health Care sectors detracted from relative performance for the year. N Field, Japan’s largest provider of at-home visiting nurses for psychiatric patients and the only provider with a national footprint, was a significant detractor. We believe the market has not correctly priced N Field given its long-term growth potential. Although the market has given it a relatively high multiple on current earnings, we believe an investor must look out four-to-five years to see the true earnings power of the company, as a high degree of operating leverage is embedded into this business model. Given the short time horizon of most market participants, we believe we have an edge in analyzing the stock.

2019 Outlook:

Looking ahead, we expect continued moderate global growth as China is likely to undertake stimulus measures and as the U.S. Federal Reserve and European Central Bank navigate their respective economic cycles. While valuations look extended in some parts of the equity market (albeit less so following fourth-quarter weakness), we also see pockets of opportunity, particularly outside the U.S. We believe that volatility is likely to remain elevated given rising late-cycle risks, and the resultant dislocations should continue to present opportunities for disciplined stock-pickers. The monetary policy backdrop is also an important consideration given nascent efforts to normalize what has been extraordinarily accommodative central bank policy. In security analysis, applying a low discount rate to high future cash flows maximizes the net present value of an asset. That is effectively what central bank policies have done this cycle—keep discount (i.e., interest) rates low and profit expectations high. Unsurprisingly, the effects have been most acute where expectations have been the highest: in the U.S., due to President Trump’s pro-cyclical fiscal stimulus, and in the technology sector, due to optimistic growth assumptions and long-dated cash flows. It stands to reason then that these would be the segments most vulnerable to a withdrawal of extraordinary stimulus. Going forward, we continue to believe that the process of monetary policy normalization is likely to drive a rotation away from expensive growth stocks, to the benefit of beaten-down value stocks.

WCM Commentary

General Market Overview:

After being noticeably absent in 2017, market volatility returned with a vengeance in 2018, especially in the fourth quarter. 2018 experienced several reversals from 2017’s trends. Large capitalization stocks outperformed small capitalization stocks and high quality outperformed low quality - both moderate tailwinds for the Portfolio. In another 2017 reversal, developed equities outperformed emerging market equities for the year.

2018 Performance:

The portion of the Clearwater International Fund managed by WCM (the “Portfolio”) significantly outperformed the MSCI All-Country World Ex U.S.A. Index - Net Dividends (the “benchmark”) in 2018, returning (6.3%), gross of fees, while the benchmark returned (14.2%). The Portfolio did not exhibit large sector overweights or underweights relative to the benchmark in 2018. Stock selection, therefore, was the dominant driver of the outperformance. Bright spots for stock selection were Consumer Discretionary (Hermès, Ferrari), Technology (Shopify), Financials (HDFC), Health Care (CSL, Icon), Materials (Sika, Hansen), and Industrials (Experian). The only notable weak spot for stock selection was Energy (Core Labs). Geographically, the story was similar, as the Portfolio did not exhibit large regional/geographic overweights or underweights relative to the benchmark in 2018.

2019 Outlook:

Looking ahead, pundits generally agree that equity valuations have substantially cheapened. At the Christmas Eve low, the U.S. equity risk premium was the highest it’s been since the 2008 Financial Crisis. Since then, stock prices and oil have rallied such that investor sentiment has swung back to cautious optimism. Even so, there is still no shortage of frightening developments for the worriers. One analyst summarized it well: “There’s so much uncertainty we can’t even be certain what to be uncertain about.” This encapsulates why macro speculation is not worthy of our time. For the Portfolio, we believe that times like these are rife with opportunities to buy on sale businesses with expanding economic moats (referring to a business’ ability to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competitor firms). We’re as focused as ever on improving the Portfolio and finding great investment ideas.

Parametric Commentary

General Market Overview:

In 2018, the market has exhibited more volatility, particularly in the fourth quarter. The North Korean nuclear crisis weighed on the market leading up to the summit meeting between President Trump and North Korea’s leader Kim Jong-Un. Markets have reacted to the threat of tariffs on products from China, Mexico, Canada, and the European Union, with concerns of an all-out global trade war. These concerns have somewhat subsided as the U.S. and China re-engaged in negotiations. A hard Brexit remains a major concern. As a result, the international markets had negative returns in eight of the past twelve months.

2018 Performance:

The portion of the Clearwater International Fund managed by Parametric (the “Portfolio”) outperformed the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”) in 2018, returning -13.0%, gross of fees, while the benchmark returned (14.1%). Most of the outperformance was due to stock selection in the Financials and Consumer Discretionary sectors. A small underweight to British American Tobacco contributed positively as the stock fell by 50.3% in 2018. Stock selection in the United Kingdom and Switzerland also contributed to the Portfolio’s outperformance. The Portfolio’s small cash allocation was a contributor given that the benchmark posted a negative return in 2018.

2019 Outlook:

With the on-going threat of a trade war and no Brexit deal, as well as other major issues, we believe that the market uncertainty for the upcoming year has increased. Progress towards, or lack of, a nuclear deal with North Korea is in our view likely to impact the markets, as negotiations have slowed significantly. The Federal Reserve’s monetary policy could have an impact on global markets as well.

Comparison of the Change in Value of a $10,000 Investment in the Core Equity Fund and the Russell 1000® Index

Comparison of the Change in Value of a $10,000 Investment in the Small Companies Fund and the Russell 2000® Index

Comparison of the Change in Value of a $10,000 Investment in the Tax-Exempt Bond Fund and the Barclays Capital U.S. Municipal Bond 5 Year (4-6) Index

Comparison of the Change in Value of a $10,000 Investment in the International Fund and the MSCI World Ex U.S.A. Index - Net Dividends

Fund Expense Example

(unaudited)

As a shareholder of the Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”), you incur costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2018.

Actual Expenses

The first section of the table on the following page provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2018 through December 31, 2018” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

Actual returns	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period July 1, 2018 through December 31, 2018*
Core Equity Fund	$1,000.00	$911.30	$1.83
Small Companies Fund	$1,000.00	$837.90	$4.77
Tax-Exempt Bond Fund	$1,000.00	$1,004.90	$1.72
International Fund	$1,000.00	$877.80	$3.22

Hypothetical 5% return (before expenses)
Core Equity Fund	$1,000.00	$1,023.29	$1.94
Small Companies Fund	$1,000.00	$1,020.01	$5.24
Tax-Exempt Bond Fund	$1,000.00	$1,023.49	$1.73
International Fund	$1,000.00	$1,021.78	$3.47

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The annualized expense ratios (reflecting voluntary fee waivers in effect during the period) are as follows:

Core Equity Fund (a)	0.38%
Small Companies Fund (b)	1.03%
Tax-Exempt Bond Fund (c)	0.34%
International Fund (d)	0.68%

(a)	The expense ratio for the Core Equity Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was decreased through a voluntary waiver to 0.38%, until December 12, 2018, when the voluntary waiver was increased and the expense ratio of the Fund became 0.35%.

(b)	The expense ratio for the Small Companies Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was decreased through a voluntary waiver to 1.03%, until December 12, 2018, when the voluntary waiver was increased and the expense ratio of the Fund became 0.98%.

(c)	The expense ratio for the Tax-Exempt Bond Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was decreased through a voluntary waiver to 0.34%, until December 12, 2018, when the voluntary waiver was increased and the expense ratio of the Fund became 0.32%.

(d)	The management fee of the Fund was decreased through a voluntary waiver to 0.68%, which remained in effect during the reporting period.

Approval of Investment Management and Subadvisory Agreements

Clearwater Management Co., Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund (collectively, the “Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

The Trust’s Board of Trustees (the “Board” or “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees periodically consider the retention of new subadvisers.

At their in-person meetings on November 2 and December 6, 2018, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for AQR Capital Management, LLC (“AQR”), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Fiduciary Counselling, Inc. (“FCI”), Kennedy Capital Management (“KCM”), Inc., O’Shaughnessy Asset Management, LLC, Parametric Portfolio Associates LLC, Pzena Investment Management, LLC, Sit Fixed Income Advisors II, LLC, Templeton Investment Counsel, LLC and WCM Investment Management, LLC.

Prior to the November 2, 2018 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including comparative performance and expense data, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Subadvisory Agreements, and the Trustees’responsibilities related to their review. In response to requests from the Trustees for certain additional information following review of the materials provided for the November 2, 2018 meeting, CMC and certain of the Subadvisers provided supplemental information in connection with the December 6, 2018 meeting.

At the November 2 and December 6, 2018 meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreements.

Nature, Extent, and Quality of Services Provided

The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Subadvisory Agreements.

Investment Performance

The Trustees reviewed specific information as to the investment performance of the Funds over various periods of time as compared to the performance of their respective benchmark indices and peer groups selected by an independent third party. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds, as well as information regarding the performance of each Subadviser compared to the benchmark against which its particular portfolio is measured. The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.

Comparative Fees and Cost of Services Provided

The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds selected by an independent third party. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvis-ers as to fees they charge to other clients, as applicable.

The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving a portion of the management fee payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective September 22, 2017, CMC has voluntarily agreed to waive the management fee for the International Fund from the contractual fee of 1.00% to 0.68% and, effective December 12, 2018, CMC has voluntarily agreed to waive: (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.35%; (ii) the management fee for the Small Companies Fund from the contractual fee of 1.35% to 0.98%; and (iii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.32%.

At its September 7, 2018 meeting, the Trustees approved an amendment to the subadvisory agreement among the Trust, CMC, and KCM with respect to the Small Companies Fund to reduce the fee rate payable by CMC thereunder. In addition, at the December 6, 2018 meeting, the Trustees approved an amendment to the subadvisory agreement among the Trust, CMC, and AQR with respect to the Core Equity Fund to reduce the fee rate payable by CMC thereunder. The Trustees noted that CMC passes through the benefit of subadvisory fee reductions to the Funds through its voluntary fee waiver arrangements.

Management Profitability

The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC.

Economies of Scale

The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Conclusion

Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling theTransferAgent toll free at 1- 855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (76) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Board	As Trustee: Tenure: 7 years Term: Indefinite As Chairman Tenure: 2013 - Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968-2010)	4	None
Charles W. Rasmussen[1] (52) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Nominating Committee	As Trustee: Tenure: 18 years Term: Indefinite As Chairman of the Nominating Committee: Tenure: 7 Years Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	Nu Star Inc. (private company, 2014- Present)
Laura E. Rasmussen[1] (55) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Audit Committee	As Trustee: Tenure: 18 years Term: Indefinite As Chairman of the Audit Committee: Tenure: 2016 – Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006- Present)	4	None
Lindsay R. Schack (41) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015- Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present), Adjunct Faculty, Montana State University School of Architecture (2007 – 2013)	4	None
David M. Weyerhaeuser (60) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016- Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991 – 2016)	4	Chicago Capital, LLC (investment advisor, 2018 - Present) R.D. Merrill Company, Inc. (private company, 1992 – Present)

 1 Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Sara G. Dent[2](60) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2013 – Present Term: Indefinite	Private Investor	4	None
E. Rodman Titcomb, Jr.[3] (70) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016 – Present Term: Indefinite	Chairman and Chief Executive Officer, Rock Island Company (Communications and event planning, 1998 – 2013), Managing Director, Elizabeth Ordway Dunn Foundation (1983 - 2013)	4	Rock Island Company (Communications and event planning, 1998- 2013)
Justin H. Weyerhaeuser [4] (45) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	Tenure: 10 years Term: Indefinite As President and Treasurer: Tenure: 2013 - Present Term: Reappointed Annually	Private Investor (February 2013 – Present), Attorney, Davis Graham & Stubbs LLP (law firm, November 2011 – February 2013)	4	None
Stephen G. Simon (50) 30 East 7th Street Saint Paul, Minnesota 55101	Chief Compliance Officer and Secretary	Tenure: 2014 – Present Term: Reappointed Annually As Secretary: Tenure: 2016 – Present Term: Reappointed Annually	Chief Compliance Officer, Fiduciary Counselling, Inc. (February 2014 – Present), Chief Compliance Officer, Clearwater Management Co., Inc. (March 2014 – Present), Chief Compliance Officer, Allianz Investment Management, LLC (2004 – February 2014).	N/A	N/A

[2]	Ms. Sara G. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in one of the Funds in the Trust. From June 2015 through June 2016, Ms. Dent also served as Secretary of the Trust.

[3]	Mr. Titcomb is an interested Trustee due to his brother’s position as a director of CMC.

[4]	Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Shari L. Clifford (50) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014 – Present), Controller and Finance Director, Woodbury Financial Services, Inc. (November 2007 – February 2014)	N/A	N/A
Michael D. Jiang (34) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: 2016 – Present Term: Reappointed Annually	Second Vice President, The Northern Trust Company, (2015- present), Cabrini Green Legal Aid (2014-2015), Associate K&L Gates (2013-2014).	N/A	N/A

Additional information about the Funds’ Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

Federal Tax Information

(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends and 100.00% of qualified short term gains were paid during the fiscal year ended December 31, 2018 for the Core Equity Fund, 100.00% of ordinary dividends and 20.90% of qualified short term gains were paid during the fiscal year ended December 31, 2018 for the Small Companies Fund, and 100.00% of ordinary dividends and 100.00% of the qualified short-term gains were paid during the fiscal year ended December 31, 2018 for the International Fund are designated as “qualified dividend income”, as defined in theAct, subject to reduced tax rates in 2018.

Corporate Dividends-Received Deduction. 100.00% and 3.47% of the dividends distributed during the fiscal year ended December 31, 2018, for the Core Equity and Small Companies, respectively, qualify for the dividends-received deduction for corporate shareholders.

Capital Gain Distribution. The following Funds made capital gain distributions in December 2018, and hereby designated these long-term capital gain distributions as follows:

Fund	Long-Term Capital Gain

Core Equity Fund(1)	$20,355,019
Small Companies Fund(2)	18,194,790
Tax-Exempt Bond Fund	3,154,041
International Fund(3)	16,117,601

(1)	During the fiscal year 2018, Core Equity Fund designated long-term capital gain distributions in the amount of $21,949,755. Core Equity Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $20,355,019.

(2)	During the fiscal year 2018, Small Companies Fund designated long-term capital gain distributions in the amount of $19,011,416. Small Companies Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $18,194,790.

(3)	During the fiscal year 2018, International Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gains in the amount of $16,720,634. As a result the Fund paid long-term capital gain distributions in the amount of $16,117,601.

Clearwater Investment Trust

Financial Statements

For the Fiscal Year Ended December 31, 2018

Table of Contents

Financial Statements:
1	Report of Independent Registered Public Accounting Firm
2	Statements of Assets and Liabilities
3	Statements of Operations
4	Statements of Changes in Net Assets
5	Financial Highlights
9	Notes to Financial Statements
30	Schedules of Investments
30	Core Equity Fund
43	Small Companies Fund
51	Tax-Exempt Bond Fund
67	International Fund

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Clearwater Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax Exempt Bond Fund, and Clearwater International Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Clearwater Investment Trust investment companies since 1992.

Minneapolis, Minnesota

February 25, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities
December 31, 2018

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (including securities on loan of: $0, $4,885,886, $0 and $2,110,917, respectively); (identified cost: $264,333,491, $335,623,725, $512,475,162 and $429,156,014, respectively)	$457,650,107	312,027,636	522,521,505	525,652,728
Foreign currencies, at value (cost: $390, $0, $0 and $1,070,924, respectively)	377	-	-	1,096,525
Cash (restricted: $0, $0, $757,320 and $0, respectively)	-	-	3,177,099	24,902
Receivable for securities sold	4,376,138	629,434	-	234,602
Receivable for shares of beneficial interest sold	77,200	34,400	135,800	42,900
Accrued dividend and interest receivable	549,839	359,608	5,576,154	744,353
Foreign tax reclaim receivable	3,428	-	-	1,419,292
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	5,619
Total assets	462,657,089	313,051,078	531,410,558	529,220,921
Liabilities
Payables for investment securities purchased	5,300,149	1,258,246	-	1,288,857
Payable for fund shares redeemed	13,207	-	-	-
Accrued investment advisory fee	469,827	872,663	446,254	947,080
Payables for when-issued securities purchased	-	-	1,000,000	-
Payable for dividend distribution	-	-	248,076	-
Payable for variation margin on futures contracts	-	-	231,234	-
Payable upon return of securities loaned	-	4,999,280	-	2,226,202
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	50,324
Total liabilities	5,783,183	7,130,189	1,925,564	4,512,463
Net assets	$456,873,906	305,920,889	529,484,994	524,708,458
Capital
Capital Stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 12,032,294, 20,536,516, 53,918,400 and 37,261,000 shares, respectively)	$263,753,476	330,924,788	519,485,209	432,851,287
Distributable earnings	193,120,430	(25,003,899)	9,999,785	91,857,171
Net assets	$456,873,906	305,920,889	529,484,994	524,708,458
Net asset value per share of outstanding capital stock	$37.97	14.90	9.82	14.08

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Operations
Year ended December 31, 2018

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $5,738, $9,552, $0 and $1,515,080, respectively)	$9,754,469	4,977,208	1,337,835	14,910,933
Interest	-	-	22,917,999	-
Net income from securities loaned	-	36	-	375
Total income	9,754,469	4,977,244	24,255,834	14,911,308
Expenses:
Investment advisory fee	4,754,656	4,925,769	3,189,145	6,029,004
Voluntary fee reduction	(2,754,601)	(1,175,845)	(1,387,745)	(1,929,273)
Other expenses	-	185	185	3,175
Total net expenses	2,000,055	3,750,109	1,801,585	4,102,906
Net investment income	7,754,414	1,227,135	22,454,249	10,808,402
Net realized gain (loss) on:
Security transactions	54,663,683	24,516,139	(1,521,255)	12,268,490
Forward foreign currency exchange contracts	-	-	-	(24,833)
Foreign currency transactions	-	-	-	(107,037)
Futures contracts	-	-	4,975,641	-
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions (net of increase (decrease) in deferred foreign taxes of $0, $0, $0 and $125,215, respectively)	(94,000,900)	(69,388,527)	(15,235,676)	(108,814,215)
Forward foreign currency exchange contracts	-	-	-	(21,055)
Futures contracts	-	-	(2,351,325)	-
Translation of other assets and liabilities denominated in foreign currencies	(32)	-	-	(2,503)
Net gain (loss) on investments	(39,337,249)	(44,872,388)	(14,132,615)	(96,701,153)
Net increase (decrease) in net assets resulting from operations	$(31,582,835)	(43,645,253)	8,321,634	(85,892,751)

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

Years ended December 31, 2018 and 2017

	Core Equity Fund(a)		Small Companies Fund(a)
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Operations:
Net investment income	$7,754,414	7,574,470	1,227,135	354,268
Net realized gain	54,663,683	38,688,118	24,516,139	62,106,611
Net increase (decrease) in unrealized appreciation/depreciation	(94,000,932)	59,003,270	(69,388,527)	(17,724,945)
Net increase (decrease) in net assets resulting from operations	(31,582,835)	105,265,858	(43,645,253)	44,735,934
Distributions to shareholders(b)	(28,188,556)	(34,186,396)	(31,837,966)	(57,743,183)
Capital share transactions:
Proceeds from shares sold	52,599,700	17,783,135	3,357,200	4,295,100
Reinvestment of distributions from net investment income and net realized gain	28,187,392	34,174,713	31,837,966	57,743,183
Payments for shares redeemed	(102,533,603)	(51,127,836)	(23,511,008)	(22,704,074)
Net increase (decrease) in net assets from capital share transactions	(21,746,511)	830,012	11,684,158	39,334,209
Total increase (decrease) in net assets	(81,517,902)	71,909,474	(63,799,061)	26,326,960
Net assets:
At the beginning of the year	538,391,808	466,482,334	369,719,950	343,392,990
At the end of the year	$456,873,906	538,391,808	305,920,889	369,719,950

	Tax-Exempt Bond Fund(a)		International Fund(a)
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Operations:
Net investment income	$22,454,249	21,975,142	10,808,402	9,695,264
Net realized gain	3,454,386	3,698,187	12,136,620	35,979,946
Net increase (decrease) in unrealized appreciation/depreciation	(17,587,001)	15,727,491	(108,837,773)	88,603,816
Net increase (decrease) in net assets resulting from operations	8,321,634	41,400,820	(85,892,751)	134,279,026
Distributions to shareholders(b)	(29,103,950)	(27,131,439)	(26,624,900)	(18,654,183)
Capital share transactions:
Proceeds from shares sold	21,685,452	25,194,500	7,693,600	13,231,107
Reinvestment of distributions from net investment income and net realized gain	29,094,769	27,662,365	26,624,900	18,654,200
Payments for shares redeemed	(25,668,816)	(26,826,167)	(21,734,393)	(31,866,974)
Net increase in net assets from capital share transactions	25,111,405	26,030,698	12,584,107	18,333
Total increase (decrease) in net assets	4,329,089	40,300,079	(99,933,544)	115,643,176
Net assets:
At the beginning of the year	525,155,905	484,855,826	624,642,002	508,998,826
At the end of the year	$529,484,994	525,155,905	524,708,458	624,642,002

(a)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 11 – New and Amended Financial Reporting Rules and Forms.

(b)	The Funds adopted the U.S. Securities and Exchange Commission (“SEC”) Disclosure Update and Simplification as stated on Note 11. The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 2 – Federal Taxes.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Core Equity Fund	2018	2017	2016	2015	2014
Net asset value, beginning of year	$43.21	37.43	35.57	39.41	37.77
Income (loss) from investment operations:
Net investment income	0.68	0.64	0.65	0.64	0.60
Net realized and unrealized gains (losses)	(3.46)	8.03	3.27	(0.96)	2.91
Total from investment operations	(2.78)	8.67	3.92	(0.32)	3.51
Less distributions to shareholders from:
Net investment income	(0.67)	(0.65)	(0.49)	(0.60)	(0.63)
Net realized gain	(1.79)	(2.24)	(1.57)	(2.92)	(1.24)
Total distributions to shareholders:	(2.46)	(2.89)	(2.06)	(3.52)	(1.87)
Net asset value, end of year	$37.97	43.21	37.43	35.57	39.41
Total return (a)	(6.61)%	23.26%	10.98%	(0.71)%	9.23%
Net assets, end of year (000s omitted)	$456,874	538,392	466,482	492,418	541,017
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.38%	0.39%	0.43%	0.42%	0.50%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g)	1.47%	1.51%	1.63%	1.52%	1.50%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g)	0.95%	1.00%	1.16%	1.02%	1.10%
Portfolio turnover rate (excluding short-term securities)	34.64%	31.13%	44.11%	94.07%	13.54%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective December 12, 2018 the investment advisory fee, net of voluntary waivers, decreased to 0.35%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.55%.

(d)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.38%. Also effective September 22, 2017, the Adviser decreased the voluntary waiver to 0.52%.

(e)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.37%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.53%.

(f)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.44%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.46%.

(g)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers,decreased to 0.40%. Also effective March 16, 2015, the Adviser increased the voluntary waiver to 0.50%.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Small Companies Fund	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.92	19.79	17.18	20.30	22.35
Income (loss) from investment operations:
Net investment income	0.07	0.02	0.07	0.07	0.05
Net realized and unrealized gains (losses)	(2.37)	2.58	3.30	(0.90)	1.10
Total from investment operations	(2.30)	2.60	3.37	(0.83)	1.15
Less distributions to shareholders from:
Net investment income	(0.07)	(0.03)	(0.05)	(0.06)	(0.04)
Net realized gain	(1.65)	(3.44)	(0.71)	(2.23)	(3.16)
Total distributions to shareholders:	(1.72)	(3.47)	(0.76)	(2.29)	(3.20)
Net asset value, end of year	$14.90	18.92	19.79	17.18	20.30
Total return (a)	(12.49)%	13.46%	19.67%	(3.96)%	5.03%
Net assets, end of year (000s omitted)	$305,921	369,720	343,393	299,380	333,888
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g)	1.03%	0.99%	1.02%	0.97%	0.94%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g)	0.33%	0.11%	0.28%	0.22%	0.24%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g)	0.01%	(0.25)%	(0.05)%	(0.16)%	(0.17)%
Portfolio turnover rate (excluding short-term securities)	63.08%	113.85%	78.82%	58.71%	55.51%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.98%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.37%.

(d)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2017, the Adviser decreased the voluntary waiver to 0.32%.

(e)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.96%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.39%.

(f)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.32%.

(g)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.98%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.37%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.21	9.93	10.16	10.16	9.23
Income (loss) from investment operations:
Net investment income	0.42	0.45	0.46	0.42	0.44
Net realized and unrealized gains (losses)	(0.26)	0.38	(0.23)	0.04	0.95
Total from investment operations	0.16	0.83	0.23	0.46	1.39
Less distributions to shareholders from:
Net investment income	(0.45)	(0.49)	(0.44)	(0.42)	(0.44)
Net realized gain	(0.10)	(0.06)	(0.02)	(0.04)	(0.02)
Total distributions to shareholders:	(0.55)	(0.55)	(0.46)	(0.46)	(0.46)
Net asset value, end of year	$9.82	10.21	9.93	10.16	10.16
Total return (a)	1.59%	8.54%	2.28%	4.73%	15.29%
Net assets, end of year (000s omitted)	$529,485	525,156	484,856	512,773	507,982
Ratio of expenses, net of waivers, to average net assets (b), (c), (d)	0.34%	0.34%	0.34%	0.34%	0.33%
Ratio of expenses, before waivers, to average net assets (b), (c), (d)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d)	4.22%	4.35%	4.54%	4.23%	4.48%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d)	3.96%	4.09%	4.28%	3.97%	4.21%
Portfolio turnover rate (excluding short-term securities)	11.36%	13.28%	13.48%	18.93%	22.25%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.32%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.28%.

(d)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.34%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.26%.

See accompanying notes to financial statements.

7	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
International Fund	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.23	14.04	14.02	14.41	15.76
Income (loss) from investment operations:
Net investment income	0.30	0.27	0.27	0.28	0.35
Net realized and unrealized gains (losses)	(2.70)	3.44	0.02	(0.31)	(1.08)
Total from investment operations	(2.40)	3.71	0.29	(0.03)	(0.73)
Less distributions to shareholders from:
Net investment income	(0.29)	(0.30)	(0.27)	(0.28)	(0.36)
Net realized gain	(0.46)	(0.22)	- (a)	(0.08)	(0.26)
Total distributions to shareholders:	(0.75)	(0.52)	(0.27)	(0.36)	(0.62)
Net asset value, end of year	$14.08	17.23	14.04	14.02	14.41
Total return (b)	(14.01)%	26.54%	2.09%	(0.15)%	(4.70)%
Net assets, end of year (000s omitted)	$524,708	624,642	508,999	491,184	481,943
Ratio of expenses, net of waivers, to average net assets (c), (d), (e), (f), (g)	0.68%	0.67%	0.70%	0.69%	0.67%
Ratio of expenses, before waivers, to average net assets (c), (d), (e), (f), (g)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss), net of waivers, to average net assets (d), (e), (f), (g)	1.79%	1.67%	1.90%	1.87%	2.22%
Ratio of net investment income (loss), before waivers, to average net assets (d), (e), (f), (g)	1.47%	1.34%	1.60%	1.56%	1.89%
Portfolio turnover rate (excluding short-term securities)	19.57%	36.17%	37.21%	18.49%	15.33%

(a)	Per share amounts from distributions paid from net realized gain were less than $0.01 per share.

(b)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.68%. Also effective September 22, 2017, the Advisor decreased the voluntary waiver to 0.32%.

(e)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.65%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.35%.

(f)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.70%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.30%.

(g)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.69%. Also effective March 16, 2015, the Advisor decreased the voluntary waiver to 0.31%.

See accompanying notes to financial statements.

8	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), ClearwaterTax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”). Clearwater Management Co., Inc. (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future.The investment objective of the Core Equity, Small Companies, and International Funds is long-termcapital growth. The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.

Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities ofU.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approachwhereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates, LLC (“Parametric”), AQR Capital Management (“AQR”), and O’Shaughnessy Asset Management (“OSAM”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest capitalization company included in the Russell 2000® Index at the time of purchase. The equity securities the Fund invests in consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio.A convertible security generally

9	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”), Cooke & Bieler, L.P. (“Cooke & Bieler”), and Pzena Investment Management, LLC (“Pzena”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia.The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisors II, LLC (“Sit”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds, and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts or options in futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), WCM Investment Management (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 40% of the Fund’s assets will be allocated to Parametric, and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

10	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2018

(2)	Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the NAV, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

11	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2018

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

(c)	Futures Contracts

The Tax-Exempt Bond Fund invests in long or short financial futures contracts for hedging purposes or to gain exposure to interest rate risk. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various interest rates or indices. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within Net realized gain (loss) on futures contracts, and any unrealized gains or losses on open futures contracts within Net increase (decrease) in unrealized appreciation/depreciation on futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(d)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations.The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a

12	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2018

closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within Net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations. Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(e)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate.The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates.Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(f)	Master Limited Partnerships

The International Fund invests in Master Limited Partnerships (“MLPs”). The benefits derived from the Fund’s investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

(g)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

13	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

(h)	Short-Term Investments

The Core Equity, Small Companies, Tax-Exempt Bond, and International Funds currently invest in the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises.

(i)	Recoverable Taxes

The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclaims. All reclaims are paid directly to the applicable Funds.

(j)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2015, 2016, 2017, and 2018 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) were recorded by the Funds. The Trust has analyzed the Funds’tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax character of distributions by the Funds during the years ended December 31, 2018 and 2017 was as follows:

	Tax-Exempt		Ordinary Income*
	2018	2017	2018	2017
Core Equity Fund	$-	$-	$7,833,537	$7,688,471
Small Companies Fund	-	-	13,643,176	8,674,016
Tax-Exempt Bond Fund	23,513,734	24,359,964	2,426,996	1,189,281
International Fund	-	-	10,507,300	10,724,142

14	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

	Long-Term Capital Gains**
	2018	2017
Core Equity Fund	$20,355,019	$26,497,925
Small Companies Fund	18,194,790	49,069,167
Tax-Exempt Bond Fund	3,154,039	2,113,229
International Fund	16,117,600	7,930,041

* In addition to the ordinary income distributions, during 2018 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income in the following amounts:

Core Equity Fund	$199,375
International Fund	$116,598

** In addition to the long-term capital gain distributions, during 2018 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains in the following amounts:

Core Equity Fund	$1,594,736
Small Companies Fund	$816,626
International Fund	$603,033

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$32,208	$-	$-	$59,368
Undistributed tax-exempt income	-	-	516,443	-
Undistributed capital gain	411,464	-	-	307,044
Accumulated capital losses and other	-	(208,244)	(3,033,950)	(2,153,168)
Unrealized appreciation/depreciation	192,676,758	(24,795,655)	12,517,292	93,643,927
Total	$193,120,430	$(25,003,899)	$9,999,785	$91,857,171

Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. At December 31, 2018, the Funds utilized equalization accounting whereby a portion of redemption payments were treated as distributions. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2018, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Distributable earnings	$(44,466,481)	$(816,626)	$-	$(594,416)
Additional paid-in capital	44,466,481	816,626	-	594,416

(k)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders. During the year ended December 31, 2018, the Core Equity, Small Companies and International Funds utilized equalization accounting with respect to distributions to shareholders, in order to keep remaining shareholders’ interest in undistributed income from being affected.

(l)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(m)	Recent Accounting Pronouncements

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which shortens the amortization period for the premium on certain purchased callable debt securities. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework --Changes to the Disclosure Requirements for FairValue Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures. The Fund has early adopted ASU 2018-13 for the year ended December 31, 2018.

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

(n)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

●	Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2018.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$453,176,272	$-	$-	$453,176,272
Short-Term Investments	4,473,835	-	-	4,473,835
Total	$457,650,107	$-	$-	$457,650,107

(a) For the Core Equity Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the

17	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above.

	Small Companies Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$288,890,185	$182,074	$-	$289,072,259
Convertible Bonds	-	141,562	-	141,562
Convertible Preferred Stocks	292,308	-	-	292,308
Investment Companies	1,526,460	-	-	1,526,460
Preferred Stocks	3,650,434	-	-	3,650,434
Short-Term Investments	17,344,613	-	-	17,344,613
Total	$311,704,000	$323,636	$-	$312,027,636

(b) For the Small Companies Fund, the investment value is comprised of equity securities, convertible bonds, investment companies and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

18	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$23,521,525	$-	$-	$23,521,525
Municipal Bonds
Airports	-	2,726,864	-	2,726,864
Bond Banks	-	501,440	-	501,440
Development	-	39,056,203	-	39,056,203
Education	-	38,934,602	-	38,934,602
Facilities	-	2,838,072	-	2,838,072
General	-	49,175,550	-	49,175,550
General Obligations	-	20,162,280	-	20,162,280
Higher Education	-	17,139,225	-	17,139,225
Housing	-	24,207,824	-	24,207,824
Medical	-	29,038,203	-	29,038,203
Mello-Roos	-	671,940	-	671,940
Multifamily Housing	-	41,003,807	-	41,003,807
Nursing Home	-	72,371,460	-	72,371,460
Power	-	3,800,656	-	3,800,656
School District	-	33,088,264	-	33,088,264
Single Family Housing	-	102,911,678	-	102,911,678
Student Loan	-	1,061,109	-	1,061,109
Tobacco Settlement	-	1,363,536	-	1,363,536
Transportation	-	7,210,437	-	7,210,437
Utilities	-	393,251	-	393,251
Water	-	7,069,199	-	7,069,199
Short-Term Investments	4,274,380	-	-	4,274,380
Total	$27,795,905	$494,725,600	$-	$522,521,505

(c) For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time theTax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.

Tax-Exempt Bond Fund
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Futures Contracts	$(1,955,452)	$-	$-	$(1,955,452)
Net Other Financial Instruments	$(1,955,452)	$-	$-	$(1,955,452)

The futures contracts outstanding at December 31, 2018 are considered Level 1 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Futures contracts are shown on a gross basis in the above table, but the net increase/(decrease) in unrealized appreciation/(depreciation) on futures contracts is shown on the Statements of Operations.

	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Jersey	$-	$-	$253,143	$253,143
All other countries	501,302,680	-	-	501,302,680
Preferred Stocks	4,750,591	-	-	4,750,591
Rights	21,443	-	-	21,443
Investment Companies	1,906,976	-	-	1,906,976
Short-Term Investments	17,417,895	-	-	17,417,895
Total	$525,399,585	$-	$253,143	$525,652,728

(d) For the International Fund, the investment value is comprised of equity securities, rights, investment companies and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Shares of open end investment companies are valued at their daily net asset value.

International Fund
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward foreign currency exchange contracts	$-	$5,619	$-	$5,619
Liabilities
Forward foreign currency exchange contracts	-	(50,324)	-	(50,324)
Net Other Financial Instruments	$-	$(44,705)	$-	$(44,705)

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

The forward foreign currency exchange contracts outstanding at December 31, 2018 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

(4) Investment Security Transactions

The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2018, were as follows:

	Purchases	Sales
Core Equity Fund	$181,260,282	$224,218,911
Small Companies Fund	220,958,782	238,222,813
Tax-Exempt Bond Fund	85,247,081	58,088,599
International Fund	122,255,342	112,583,818

`

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs.

At December 31, 2018, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Funds	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Core Equity Fund	$199,408,327	$(6,731,559)	$192,676,768	$264,973,340
Small Companies Fund	23,234,548	(48,030,203)	(24,795,655)	336,823,290
Tax-Exempt Bond Fund	21,549,810	(9,032,518)	12,517,292	510,004,213
International Fund	128,263,183	(34,626,161)	93,637,022	432,015,706

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

(5) Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and 2017 were as follows:

	Core Equity Fund		Small Companies Fund
	2018	2017	2018	2017
Sold	1,199,527	413,847	187,783	203,833
Issued for reinvestment of distributions	718,516	800,157	2,068,744	3,111,163
Redeemed	(2,345,677)	(1,216,957)	(1,257,751)	(1,127,622)
Net Increase (decrease)	(427,634)	(2,953)	998,776	2,187,374

	Tax-Exempt Bond Fund		International Fund
	2018	2017	2018	2017
Sold	2,150,381	2,493,171	487,916	805,478
Issued for reinvestment of distributions	2,915,620	2,737,332	1,865,795	1,105,107
Redeemed	(2,565,535)	(2,655,913)	(1,354,485)	(1,900,836)
Net Increase (decrease)	2,500,466	2,574,590	999,226	9,749

(6) Capital Loss Carryforward

For the period subsequent to October 31, 2018 through the fiscal year ended December 31, 2018, the following funds incurred capital losses and/or late year losses which the Funds intend to treat as having been incurred in the following fiscal year.

Fund	Short-Term	Long-Term	Late-year Gain/Loss	Total
Small Companies Fund	$208,244	$—	$—	$208,244
Tax-Exempt Bond Fund	1,113,974	1,671,900	—	2,785,874
International Fund	1,799,449	—	353,719	2,153,168

At December 31, 2018, the Funds had no short-term or long-term capital loss carryforwards available to offset future net capital gains.

(7) Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

for each of the Funds through voluntary waivers. For the year ended December 31, 2018, voluntary waivers on management fees were as follows:

	Management Fees Voluntary Waivers
	Voluntary Waiver % Prior to December 12, 2018	Voluntary Waivers % Effective December 12, 2018
Core Equity Fund	(0.52)	(0.55)
Small Companies Fund	(0.32)	(0.37)
Tax-Exempt Bond Fund	(0.26)	(0.28)
International Fund	(0.32)	(0.32)

The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. Effective September 22, 2017, the net management fee actually paid for the International Fund due to theAdviser’s modification of the voluntary waiver for the Fund was 0.68%. Effective December 12, 2018, the net management fees actually paid for the Core Equity Fund, the Small Companies Fund and the Tax-Exempt Bond Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.35%, 0.98% and 0.32%, respectively.

The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser. For each subadviser, the fee schedule is detailed according to the following schedule:

The subadvisory fee for the Core Equity Fund, payable to Parametric and OSAM is equal to an annual rate of 0.15% and 0.35% of the portions of net assets managed, respectively.

For the period January 1, to September 30, 2018, the subadvisory fee for the Core Equity Fund, payable toAQR was equal to an annual rate of 0.35% of its portion of net assets managed. Effective October 1, 2018 the subadvisory fee was amended according to the schedule below:

AQR
First $100 million	0.25%
Next $100 million	0.23%
Next $100 million	0.21%
All assets in excess of $300 million	0.20%

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

For the period from January 1, 2018 to September 30, 2018, the subadvisory fee for the Small Companies Fund, payable to KCM for its portion of net assets managed was based on the following annual rates:

KCM
Up to and including $50 million	0.85%
Over $50 million	0.80%

Effective October 1, 2018, the subadvisory fee for the Small Companies Fund, payable to KCM for its portion of net assets managed is based on the following annual rates:

KCM
Up to and including $50 million	0.75%
On the next $50 million	0.70%
Over $100 million	0.60%

Clearwater Micro Cap Core Assets
Percent	Net Assets
0.80%	All Assets

The subadvisory fee for the Small Companies Fund, payable to Cookie & Bieler for its portion of net assets managed is based on the following annual rates:

Cooke & Bieler
First $15 million	1.00%
Next $20 million	0.765%
Next $25 million	0.7225%
All assets in excess of $60 million	0.68%

The subadvisory fee for the Tax-Exempt Bond Fund, payable to Sit for Sit’s portion of net assets managed is based on the following annual rates:

Sit
Up to and including $20 million	0.40%
Next $30 million	0.30%
Next $25 million	0.25%
Next $175 million	0.20%
Over $250 million	0.18%

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

The subadvisory fee for the International Fund, payable to Parametric and WCM, is equal to an annual rate of 0.15% and 0.80% of the portions of net assets managed, respectively.

The subadvisory fee for the International Fund, payable to Artisan Partners and Templeton for each of their respective portions of net assets managed is based on the following annual rates:

Artisan Partners
First $50 million	0.80%
Next $50 million	0.60%
All assets in excess of $100 million	0.50%

Templeton
First $25 million	0.95%
Next $25 million	0.85%
Next $50 million	0.75%
Next $150 million	0.65%
Next $250 million	0.55%
Over $500 million	0.50%

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.

(8) Derivative Instruments

Information concerning the types of derivatives in which theTax-Exempt Bond Fund and International Fund invest, the objectives for using them and their related risks can be found in Note 2 (c) and (d). Below are the types of derivatives held in the Tax-Exempt Bond Fund and International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2018, with additional detail on the net amounts impacting the

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

Statements of Assets and Liabilities. The futures contracts and forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.

ASSETS				LIABILITIES
Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value		Counterparty
Tax-Exempt Bond Fund	Futures contract	Net unrealized appreciation on futures contracts	$–	Net unrealized depreciation on futures contracts	$1,955,452	*	Northern Trust
International Fund	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$5,619	Unrealized depreciation on forward foreign currency exchange contracts	$50,324		Northern Trust

* Represents cumulative appreciation/depreciation on futures contracts as in the Schedules of Investments. Only the variation margin receivable/payable is reported within the Statement of Assets and Liabilities for futures contracts.

The following tables set forth by primary risk exposure the Tax-Exempt Bond Fund’s and International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on futures contracts and forward foreign currency exchange contracts for the year ended December 31, 2018:

Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Locations	Value
Tax-Exempt Bond Fund	Futures contracts	Net realized gain (loss) on futures contracts	$4,975,641	Tax-Exempt Bond Fund	Futures contracts	Net increase (decrease) in unrealized appreciation/depreciation on futures contracts	$(2,351,325)
International Fund	Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$(24,833)	International Fund	Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$(21,055)

Derivative transactions are measured in terms of the notional amount. The following table presents, for the Tax-Exempt Bond Fund and International Fund, the number of transactions and weighted average notional amounts of forward foreign currency exchange contracts, which is indicative of the volume of derivative activity, for the year ended December 31, 2018.

Tax-Exempt Bond Fund
Future Contracts
Number of Transactions	Weighted Average Notional Amount
5,022	$141,574,380

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

International Fund
Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
22	$6,041,187

(9) Short-term Financing

ReFlow Fund, LLC (“ReFlow”) provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases for a fee. The Fund then generally redeems those shares when it experiences net sales.The shares may be redeemed in-kind in accordance with the Fund’s redemption in-kind policies.The Fund is generally required to redeem the shares purchased by ReFlow within 30 days (15 days if redeemed in-kind). As such, the proceeds received from ReFlow’s purchase of fund shares is treated as a liability on the statement of assets and liabilities. The fee paid on outstanding shares owned by ReFlow is based on an auction starting at a minimum bid of 0.20% and is paid by the Adviser under the unified advisory fee agreement. As of December 31, 2018, the Fund’s ReFlow account had a zero balance.

Average Amount Outstanding for Days in Use
Core Equity Fund	$509,547

(10) Portfolio Securities Loaned

The Clearwater Small Companies Fund and the Clearwater International Fund participate in a securities lending program and have loaned portions of their investment portfolios at December 31, 2018. Under the program, the Funds loan securities to borrowers who post collateral for those loaned securities. The Securities Finance Trust Company serves as the Funds’ securities lending agent (the lending agent) who operates and maintains the securities lending program. The loans are governed by a securities lending agreement between the lending agent, acting on behalf of the Funds, and each borrowing counterparty. The fair value of securities on loan as of December 31, 2018 is recognized within investments in securities, at fair value, on the Funds’ Statements of Assets and Liabilities.

Each borrower receives a negotiated interest rate, which is generally referred to as the rebate rate, on the cash that it delivers to the Funds as collateral for the securities loaned and agrees to pay a negotiated rate with respect to the loaned securities. The amount of these rates for each securities lending transaction may differ depending on several factors, including the demand for the security, tax considerations and the credit quality of the borrower. A net payment is generally made by the borrower with respect to these rates upon termination of the loan (the Net Rate). The value of the securities loan will be marked-to-market daily, and the borrower will be required to provide additional collateral if the posted amount falls below certain negotiated levels, and the lending agent (on behalf of the Funds) will be required to return collateral to the borrower if the amount of collateral posted is greater than such negotiated levels.

27	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

During the reporting period, the cash collateral received from borrowers related to the Funds’ securities lending activities was invested in the Fidelity Investments Money Market Government Portfolio and the daily residual was swept into the Northern Institutional Fund-U.S Government Select Portfolio. The short-term investments purchased with the cash collateral in the amount of $4,999,280 and $2,201,300 are included in Investment in Securities on the Statement of Assets and Liabilities of the Clearwater Small Companies Fund and the Clearwater International Fund, respectively.

The Funds provide compensation to the lending agent in connection with operating and maintaining the securities lending program.The lending agent is compensated in an amount of 15% of gross revenues for the 12 month period commencing as of implementation date. The fee will then be increased to 20% for the first $1 million of gross revenues and 15% of any gross revenues in excess of $ 1 million. The revenues derived from the securities lending activities of the Funds depend on many factors, including the value of the securities available to be loaned, the demand for the securities available to be loaned, the actual percentage of the Fund’s securities that are on loan (the utilization rate), the amount earned from the investment of any collateral and the amount of the fees or profit retained by the lending agent. All compensation, costs and expenses associated with the securities lending program are considered transaction charges that are borne by the Funds and are not an obligation of the Manager under the securities lending agency agreement. These transaction charges are netted with the income from securities lending and included in net income from securities loaned on the accompanying Statement of Operations.

The Funds’ securities lending program involves certain risks, including counterparty or borrower risk, collateral investment risk, replacement risk, operational, legal, tax and accounting risks. In the event the borrower does not meet its contractual obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

The following is information on the securities lending activities by the lending agent for the Funds as of December 31, 2018:

	Gross Amounts of Securities Loaned in Statement of Assets, Liabilities	% of Net Assets	Collateral Received
Small Companies Fund	$4,885,886	1.60%	$4,999,280
International Fund	2,110,917	0.40%	2,226,202

At December 31, 2018, there were no offsetting of securities and they are presented on a gross basis.

(11) New and Amended Financial Reporting Rules and Forms

InAugust 2018 , the U.S. Securities and Exchange Commission (“SEC”) issued a final rule “Disclosure Update and Simplification” (the “Rule”) which includes amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The Rule became effective on November 5, 2018. The Funds have adopted the Rule for the year ended December 31, 2018.

The Funds’ Statements of Assets and Liabilities and Statements of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule. Prior to these modifications, each

28	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2018

Fund’s Statement of Changes reflected undistributed (overdistributed) net investment income, distributions paid to shareholders from net investment income and from accumulated net realized gains balances as of December 31, 2017 in the following table.

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Distributions from net investment income	$(7,688,471)	(483,397)	(24,005,546)	(10,724,142)
Distributions from realized gain	(26,497,925)	(57,259,786)	(3,125,893)	(7,930,041)
Undistributed (overdistributed) net investment income	199,502	—	4,066,323	(2,481,650)

29	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
19,173	ACTIVISION BLIZZARD, INC.	$303,089	892,887
6,317	ALPHABET, INC., CLASS A(b)	2,636,989	6,601,012
4,679	ALPHABET, INC., CLASS C(b)	1,801,776	4,845,619
1,600	AMC NETWORKS, INC., CLASS A(b)	25,785	87,808
73,716	AT&T, INC.	1,280,506	2,103,855
300	CABLE ONE, INC.	113,966	246,030
1,900	CARS.COM, INC.(b)	14,708	40,850
1,995	CBS CORP., CLASS B (NON VOTING)	12,997	87,222
2,214	CENTURYLINK, INC.	32,921	33,542
3,229	CHARTER COMMUNICATIONS, INC., CLASS A(b)	121,025	920,168
100	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A	101	519
78,745	COMCAST CORP., CLASS A	1,371,607	2,681,267
1,000	DISCOVERY, INC., CLASS A(b)	28,210	24,740
11,266	ELECTRONIC ARTS, INC.(b)	280,102	889,000
2,737	ENTERCOM COMMUNICATIONS CORP., CLASS A	2,839	15,628
23,600	FACEBOOK, INC., CLASS A(b)	654,660	3,093,724
1,360	GCI LIBERTY, INC., CLASS A(b)	51,149	55,978
1,972	IAC/INTERACTIVECORP(b)	156,820	360,955
30,359	INTERPUBLIC GROUP OF (THE) COS., INC.	390,610	626,306
5,832	LIBERTY GLOBAL PLC, CLASS A(b)(c)	42,377	124,455
7,374	LIBERTY GLOBAL PLC, CLASS C(b)(c)	51,974	152,199
1,500	LIONS GATE ENTERTAINMENT CORP., CLASS A	27,387	24,150
1,600	LIVE NATION ENTERTAINMENT, INC.(b)	88,717	78,800
1,100	MATCH GROUP, INC.	31,366	47,047
100	NETFLIX, INC.(b)	941	26,766
2,375	NEWS CORP., CLASS A	7,170	26,956
21,304	OMNICOM GROUP, INC.	1,487,692	1,560,305
14,300	SIRIUS XM HOLDINGS, INC.	90,452	81,653
9,840	SPRINT CORP.(b)	21,187	57,269
5,700	TEGNA, INC.	26,227	61,959
1,900	TELEPHONE & DATA SYSTEMS, INC.	50,350	61,826
30,755	T-MOBILE U.S., INC.(b)	1,742,131	1,956,326
810	TRIPADVISOR, INC.(b)	13,992	43,691
14,107	TWENTY-FIRST CENTURY FOX, INC., CLASS A	220,305	678,829
8,700	TWITTER, INC.(b)	197,336	250,038
82,624	VERIZON COMMUNICATIONS, INC.	3,916,461	4,645,121
121,393	VIACOM, INC., CLASS B	3,718,591	3,119,800
32,775	WALT DISNEY (THE) CO.	1,121,465	3,593,779
800	YELP, INC.(b)	26,800	27,992
1,000	ZAYO GROUP HOLDINGS, INC.(b)	26,680	22,840
		22,189,461	40,248,911	8.81%
Consumer Discretionary:
1,800	ADIENT PLC	38,861	27,108
1,600	ADVANCE AUTO PARTS, INC.	71,347	251,936
5,852	AMAZON.COM, INC.(b)	1,883,628	8,789,528
500	APTIV PLC(c)	30,790	30,785
1,100	AUTOLIV, INC.(c)	13,982	77,253
1,471	AUTOZONE, INC.(b)	920,419	1,233,198
54,303	BEST BUY CO., INC.	1,900,903	2,875,887
1,400	BIG LOTS, INC.	15,477	40,488
948	BOOKING HOLDINGS, INC.(b)	798,259	1,632,854
4,400	BORGWARNER, INC.	51,799	152,856
750	BRINKER INTERNATIONAL, INC.	10,084	32,985
831	BURLINGTON STORES, INC.(b)	85,265	135,179
8,300	CAESARS ENTERTAINMENT CORP.(b)	66,995	56,357
4,168	CARMAX, INC.(b)	50,984	261,459
1,144	CARTER’S, INC.	99,582	93,373
4,600	D.R. HORTON, INC.	22,057	159,436
2,872	DARDEN RESTAURANTS, INC.	195,584	286,798
1,500	DICK’S SPORTING GOODS, INC.	24,803	46,800
3,089	DOLLAR GENERAL CORP.	207,226	333,859
6,724	DOLLAR TREE, INC.(b)	63,447	607,312
900	DOMINO’S PIZZA, INC.	90,041	223,191
27,505	EBAY, INC.(b)	721,638	772,065
3,055	EXPEDIA GROUP, INC.	219,155	344,146
1,800	FLOOR & DECOR HOLDINGS, INC., CLASS A(b)	50,359	46,620

See accompanying notes to financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
32,108	FOOT LOCKER, INC.	$1,431,222	1,708,146
38,163	FORD MOTOR CO.	164,117	291,947
1,300	FRONTDOOR, INC.(b)	30,172	34,593
3,600	GAMESTOP CORP., CLASS A	14,505	45,432
1,833	GAP (THE), INC.	42,086	47,218
5,579	GARMIN LTD.(c)	202,757	353,262
2,018	GARRETT MOTION, INC.(b)(c)	16,668	24,902
6,433	GENERAL MOTORS CO.	211,146	215,184
15,000	GENTEX CORP.	106,860	303,150
3,450	GENUINE PARTS CO.	102,424	331,269
2,000	HANESBRANDS, INC.	10,095	25,060
2,550	HARLEY-DAVIDSON, INC.	14,940	87,006
400	HASBRO, INC.	10,206	32,500
900	HILTON GRAND VACATIONS, INC.(b)	23,760	23,751
12,967	HOME DEPOT (THE), INC.	1,585,773	2,227,990
24,751	KOHL’S CORP.	1,006,833	1,641,981
2,790	L BRANDS, INC.	31,188	71,619
5,183	LAS VEGAS SANDS CORP.	168,676	269,775
8,264	LEAR CORP.	898,922	1,015,315
2,900	LENNAR CORP., CLASS A	37,613	113,535
58	LENNAR CORP., CLASS B	652	1,817
1,389	LIBERTY EXPEDIA HOLDINGS, INC., CLASS A(b)	15,147	54,324
1,200	LKQ CORP.(b)	14,970	28,476
400	LOWE’S COS., INC.	34,236	36,944
10,009	LULULEMON ATHLETICA, INC.(b)(c)	1,385,431	1,217,195
13,830	MACY’S, INC.	347,574	411,857
12,833	MARRIOTT INTERNATIONAL, INC., CLASS A	1,277,399	1,393,151
294	MARRIOTT VACATIONS WORLDWIDE CORP.	4,103	20,730
10,620	MCDONALD’S CORP.	433,348	1,885,793
7,000	MGM RESORTS INTERNATIONAL	64,630	169,820
600	MOHAWK INDUSTRIES, INC.(b)	26,796	70,176
600	MURPHY USA, INC.(b)	4,392	45,984
5,915	NEWELL BRANDS, INC.	73,613	109,960
23,064	NIKE, INC., CLASS B	689,042	1,709,965
4,300	NORDSTROM, INC.	45,233	200,423
103	NVR, INC.(b)	133,164	251,010
2,300	O’REILLY AUTOMOTIVE, INC.(b)	511,946	791,959
1,600	PENSKE AUTOMOTIVE GROUP, INC.	67,480	64,512
300	POLARIS INDUSTRIES, INC.	23,007	23,004
370	POOL CORP.	34,226	55,001
14,100	PULTEGROUP, INC.	58,797	366,459
2,464	PVH CORP.	205,689	229,029
9,200	QURATE RETAIL, INC.(b)	21,448	179,584
3,568	RALPH LAUREN CORP.	252,964	369,145
4,743	ROSS STORES, INC.	176,855	394,618
3,870	ROYAL CARIBBEAN CRUISES LTD.	82,045	378,447
27,700	STARBUCKS CORP.	178,758	1,783,880
5,000	TAPESTRY, INC.	19,161	168,750
7,472	TARGET CORP.	455,780	493,824
1,260	TESLA, INC.(b)	165,777	419,328
2,829	THOR INDUSTRIES, INC.	72,294	147,108
1,400	TIFFANY & CO.	35,210	112,714
20,188	TJX (THE) COS., INC.	86,033	903,211
1,466	TOPBUILD CORP.(b)	11,809	65,970
753	ULTA BEAUTY, INC.(b)	117,541	184,365
4,100	UNDER ARMOUR, INC., CLASS A(b)	56,370	72,447
906	UNDER ARMOUR, INC., CLASS C(b)	10,146	14,650
300	VAIL RESORTS, INC.	69,960	63,246
1,100	VEONEER, INC.(b)(c)	5,428	25,927
6,800	VF CORP.	87,065	485,112
400	VISTEON CORP.(b)	24,116	24,112
800	WAYFAIR, INC., CLASS A(b)	67,343	72,064
2,100	WHIRLPOOL CORP.	89,510	224,427
1,800	WYNN RESORTS LTD.	52,106	178,038
4,416	YUM CHINA HOLDINGS, INC.(c)	9,382	148,068
20,435	YUM! BRANDS, INC.	1,518,386	1,878,385
		22,859,010	45,300,117	9.92%

See accompanying notes to financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples:
16,050	ALTRIA GROUP, INC.	$1,001,123	792,709
10,300	ARCHER-DANIELS-MIDLAND CO.	188,618	421,991
7,290	BROWN-FORMAN CORP., CLASS B	57,343	346,858
18,798	CHURCH & DWIGHT CO., INC.	810,796	1,236,156
57,881	COCA-COLA (THE) CO.	869,464	2,740,665
1,380	COLGATE-PALMOLIVE CO.	43,344	82,138
33,964	CONAGRA BRANDS, INC.	1,145,327	725,471
4,100	CONSTELLATION BRANDS, INC., CLASS A	56,355	659,362
6,277	COSTCO WHOLESALE CORP.	226,000	1,278,688
5,100	COTY, INC., CLASS A	33,487	33,456
4,680	ESTEE LAUDER (THE) COS., INC., CLASS A	203,878	608,868
12,400	GENERAL MILLS, INC.	277,056	482,856
5,300	HERBALIFE NUTRITION LTD.(b)	36,401	312,435
1,642	HERSHEY (THE) CO.	60,568	175,990
4,800	HORMEL FOODS CORP.	43,206	204,864
4,372	INGREDION, INC.	267,511	399,601
1,600	JM SMUCKER (THE) CO.	64,617	149,584
7,643	KEURIG DR. PEPPER, INC.	-	195,967
1,550	KIMBERLY-CLARK CORP.	69,760	176,607
3,714	KRAFT HEINZ (THE) CO.	26,692	159,851
119,134	KROGER (THE) CO.	2,762,865	3,276,185
633	LAMB WESTON HOLDINGS, INC.	7,452	46,563
700	MCCORMICK & CO., INC. (NON VOTING)	21,613	97,468
1,300	MOLSON COORS BREWING CO., CLASS B	37,841	73,008
7,568	MONDELEZ INTERNATIONAL, INC., CLASS A	99,867	302,947
8,354	MONSTER BEVERAGE CORP.(b)	258,761	411,184
4,924	NU SKIN ENTERPRISES, INC., CLASS A	174,547	301,989
31,246	PEPSICO, INC.	2,636,091	3,452,058
15,932	PHILIP MORRIS INTERNATIONAL, INC.	157,782	1,063,620
1,600	PILGRIM’S PRIDE CORP.(b)	24,829	24,816
700	POST HOLDINGS, INC.(b)	43,421	62,391
50,293	PROCTER & GAMBLE (THE) CO.	1,902,164	4,622,933
500	SPECTRUM BRANDS HOLDINGS, INC.	24,845	21,125
7,700	SYSCO CORP.	117,906	482,482
29,131	TYSON FOODS, INC., CLASS A	1,471,341	1,555,595
16,150	WALGREENS BOOTS ALLIANCE, INC.	185,200	1,103,529
11,104	WALMART, INC.	810,924	1,034,338
		16,218,995	29,116,348	6.37%
Energy:
3,546	ANADARKO PETROLEUM CORP.	67,687	155,457
1,162	APERGY CORP.(b)	18,689	31,467
32,795	CHEVRON CORP.	1,428,027	3,567,768
500	CIMAREX ENERGY CO.	32,151	30,825
3,600	CNX RESOURCES CORP.(b)	25,763	41,112
2,200	CONCHO RESOURCES, INC.(b)	101,031	226,138
60,891	CONOCOPHILLIPS	3,008,021	3,796,554
450	CONSOL ENERGY, INC.(b)	5,125	14,269
2,000	CONTINENTAL RESOURCES, INC.(b)	20,765	80,380
1,337	DIAMONDBACK ENERGY, INC.	80,379	123,983
9,794	ENBRIDGE, INC.(c)	137,797	304,397
1,400	EOG RESOURCES, INC.	89,751	122,094
4,600	EQT CORP.	83,683	86,894
3,200	EQUITRANS MIDSTREAM CORP.(b)	60,557	64,064
5,700	EXTRACTION OIL & GAS, INC.(b)	24,487	24,453
42,378	EXXON MOBIL CORP.	1,610,980	2,889,756
10,158	HALLIBURTON CO.	138,080	270,000
3,100	HELMERICH & PAYNE, INC.	39,003	148,614
53,509	HOLLYFRONTIER CORP.	3,254,485	2,735,380
7,312	KINDER MORGAN, INC.	60,926	112,459
340	KLX ENERGY SERVICES HOLDINGS, INC.(b)	9,670	7,973
20,009	MARATHON PETROLEUM CORP.	1,070,857	1,180,731
3,000	MURPHY OIL CORP.	39,255	70,170
4,022	NATIONAL OILWELL VARCO, INC.	51,730	103,365
3,800	NOBLE ENERGY, INC.	20,499	71,288
6,000	OCCIDENTAL PETROLEUM CORP.	54,261	368,280
2,000	ONEOK, INC.	21,911	107,900
31,900	PARSLEY ENERGY, INC., CLASS A(b)	509,926	509,762

See accompanying notes to financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
2,400	PATTERSON-UTI ENERGY, INC.	$24,857	24,840
38,266	PBF ENERGY, INC., CLASS A	1,350,031	1,250,150
13,322	PHILLIPS 66	525,755	1,147,690
2,730	PIONEER NATURAL RESOURCES CO.	147,460	359,050
4,500	QEP RESOURCES, INC.(b)	25,363	25,335
2,600	RANGE RESOURCES CORP.	24,900	24,882
2,500	RPC, INC.	24,681	24,675
13,336	SCHLUMBERGER LTD.	222,256	481,163
1,000	TARGA RESOURCES CORP.	19,778	36,020
33,364	VALERO ENERGY CORP.	1,870,694	2,501,299
6,100	WPX ENERGY, INC.(b)	60,768	69,235
		16,362,039	23,189,872	5.08%
Financials:
51,432	AFLAC, INC.	1,855,928	2,343,242
500	ALLEGHANY CORP.	140,685	311,660
14,374	ALLSTATE (THE) CORP.	729,086	1,187,724
19,826	ALLY FINANCIAL, INC.	404,611	449,257
6,433	AMERICAN EXPRESS CO.	197,576	613,194
5,100	AMERICAN FINANCIAL GROUP, INC.	238,398	461,703
6,100	AMERICAN INTERNATIONAL GROUP, INC.	143,498	240,401
1,688	AMERICAN NATIONAL INSURANCE CO.	205,564	214,781
31,802	AMERIPRISE FINANCIAL, INC.	3,218,246	3,319,175
2,221	AON PLC(c)	61,593	322,845
27,300	ARCH CAPITAL GROUP LTD.(b)(c)	417,170	729,456
2,300	ARTHUR J. GALLAGHER & CO.	80,002	169,510
4,900	ASSURANT, INC.	218,575	438,256
14,090	ASSURED GUARANTY LTD.(c)	367,190	539,365
739	ATHENE HOLDING LTD., CLASS A(b)	33,966	29,434
1,300	AXIS CAPITAL HOLDINGS LTD.(c)	43,361	67,132
165,803	BANK OF AMERICA CORP.	2,093,702	4,085,386
13,901	BANK OF NEW YORK MELLON (THE) CORP.	390,433	654,320
7,900	BB&T CORP.	173,879	342,228
27,906	BERKSHIRE HATHAWAY, INC., CLASS B(b)	3,620,611	5,697,847
620	CANNAE HOLDINGS, INC.(b)	2,893	10,614
27,382	CAPITAL ONE FINANCIAL CORP.	1,825,675	2,069,805
17,900	CHARLES SCHWAB (THE) CORP.	156,088	743,387
6,250	CHUBB LTD.(c)	587,621	807,375
47,842	CITIGROUP, INC.	2,692,501	2,490,655
2,058	CME GROUP, INC.	219,513	387,151
1,281	COMERICA, INC.	86,479	87,992
500	CREDIT ACCEPTANCE CORP.(b)	86,421	190,880
18,084	DISCOVER FINANCIAL SERVICES	813,653	1,066,594
10,182	E*TRADE FINANCIAL CORP.	276,402	446,786
469	FAIRFAX FINANCIAL HOLDINGS LTD.(c)	86,576	206,398
21,413	FIDELITY NATIONAL FINANCIAL, INC.	775,160	673,225
125,445	FIFTH THIRD BANCORP	3,255,434	2,951,721
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	150,820
30,500	FIRST HORIZON NATIONAL CORP.	193,065	401,380
30,380	FRANKLIN RESOURCES, INC.	895,696	901,071
9,063	GOLDMAN SACHS GROUP (THE), INC.	843,950	1,513,974
3,000	HANOVER INSURANCE GROUP (THE), INC.	215,948	350,310
6,232	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	168,951	277,012
43,648	HUNTINGTON BANCSHARES, INC.	258,761	520,284
505	INTERCONTINENTAL EXCHANGE, INC.	12,819	38,042
2,700	INVESCO LTD.	32,171	45,198
15,903	JANUS HENDERSON GROUP PLC(c)	222,792	329,510
1,223	JEFFERIES FINANCIAL GROUP, INC.	30,977	21,231
86,825	JPMORGAN CHASE & CO.	3,941,072	8,475,856
8,987	KEYCORP	74,568	132,828
3,752	LEGG MASON, INC.	52,584	95,714
1,100	LINCOLN NATIONAL CORP.	22,715	56,441
1,300	LOEWS CORP.	10,310	59,176
200	MARKEL CORP.(b)	67,789	207,610
5,684	MARSH & MCLENNAN COS., INC.	240,120	453,299
1,300	MERCURY GENERAL CORP.	38,018	67,223
2,200	METLIFE, INC.	52,967	90,332
2,200	MOODY’S CORP.	77,502	308,088

See accompanying notes to financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
32,796	MORGAN STANLEY	$929,518	1,300,361
3,900	MSCI, INC.	124,722	574,977
5,900	NASDAQ, INC.	240,309	481,263
153	NAVIENT CORP.	930	1,348
1,700	NEW RESIDENTIAL INVESTMENT CORP.	24,171	24,157
4,539	PACWEST BANCORP	65,912	151,058
10,514	PNC FINANCIAL SERVICES GROUP (THE), INC.	508,110	1,229,192
1,600	POPULAR, INC.	33,280	75,552
5,628	PRINCIPAL FINANCIAL GROUP, INC.	175,248	248,589
26,841	PROGRESSIVE (THE) CORP.	893,733	1,619,318
8,613	PRUDENTIAL FINANCIAL, INC.	293,943	702,390
57,111	REGIONS FINANCIAL CORP.	885,554	764,145
8,587	REINSURANCE GROUP OF AMERICA, INC.	1,074,826	1,204,155
800	RENAISSANCERE HOLDINGS LTD.(c)	81,779	106,960
3,151	ROYAL BANK OF CANADA(c)	75,538	215,907
735	S&P GLOBAL, INC.	24,183	124,906
7,500	SEI INVESTMENTS CO.	108,537	346,500
10,100	SLM CORP.(b)	36,679	83,931
11,022	SUNTRUST BANKS, INC.	381,251	555,950
4,737	SYNCHRONY FINANCIAL	128,601	111,130
4,704	SYNOVUS FINANCIAL CORP.	83,310	150,481
3,549	T. ROWE PRICE GROUP, INC.	106,978	327,644
5,800	TCF FINANCIAL CORP.	51,852	113,042
2,600	TFS FINANCIAL CORP.	25,038	41,938
2,468	TORCHMARK CORP.	145,321	183,940
6,468	TRAVELERS (THE) COS., INC.	490,381	774,543
18,335	US BANCORP	353,553	837,909
24,194	VOYA FINANCIAL, INC.	1,231,935	971,147
6,106	W.R. BERKLEY CORP.	273,043	451,294
1,800	WASHINGTON FEDERAL, INC.	23,535	48,078
61,377	WELLS FARGO & CO.	767,023	2,828,252
4,014	ZIONS BANCORPORATION	106,804	163,530
		42,754,385	65,658,485	14.37%
Health Care:
12,487	ABBOTT LABORATORIES	246,035	903,185
13,135	ABBVIE, INC.	257,279	1,210,916
1,000	ACADIA HEALTHCARE CO., INC.(b)	25,720	25,710
4,120	AGILENT TECHNOLOGIES, INC.	181,587	277,935
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,088	292,080
737	ALIGN TECHNOLOGY, INC.(b)	64,241	154,350
800	ALKERMES PLC(b)(c)	23,616	23,608
4,359	ALLERGAN PLC	128,625	582,624
7,200	AMERISOURCEBERGEN CORP.	115,968	535,680
21,202	AMGEN, INC.	3,947,354	4,127,393
11,107	ANTHEM, INC.	1,476,114	2,917,031
193	AVANOS MEDICAL, INC.(b)	3,014	8,644
8,439	BAXTER INTERNATIONAL, INC.	397,601	555,455
3,965	BECTON DICKINSON AND CO.	492,312	893,394
5,388	BIOGEN, INC.(b)	1,520,514	1,621,357
400	BIOMARIN PHARMACEUTICAL, INC.(b)	34,064	34,060
1,000	BLUEBIRD BIO, INC.(b)	120,239	99,200
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	1,159,152
18,300	BRISTOL-MYERS SQUIBB CO.	420,955	951,234
2,145	BRUKER CORP.	43,219	63,857
500	CANTEL MEDICAL CORP.	37,230	37,225
4,706	CARDINAL HEALTH, INC.	224,605	209,888
5,042	CELGENE CORP.(b)	95,091	323,142
9,139	CENTENE CORP.(b)	669,203	1,053,727
3,600	CERNER CORP.(b)	40,604	188,784
11,309	CIGNA CORP.	892,503	2,147,746
200	COOPER (THE) COS., INC.	50,902	50,900
8,764	CVS HEALTH CORP.	328,653	574,217
12,160	DANAHER CORP.	263,810	1,253,939
2,850	DAVITA, INC.(b)	21,812	146,661
5,632	DENTSPLY SIRONA, INC.	152,472	209,567
1,500	DEXCOM, INC.(b)	87,311	179,700
9,526	EDWARDS LIFESCIENCES CORP.(b)	248,804	1,459,097

See accompanying notes to financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
22,005	ELI LILLY & CO.	$1,842,472	2,546,419
1,400	EXACT SCIENCES CORP.(b)	111,825	88,340
22,361	EXELIXIS, INC.(b)	440,115	439,841
44,767	GILEAD SCIENCES, INC.	1,498,258	2,800,176
17,785	HCA HEALTHCARE, INC.	2,387,676	2,213,343
3,800	HENRY SCHEIN, INC.(b)	86,166	298,376
6,608	HOLOGIC, INC.(b)	92,603	271,589
5,220	HUMANA, INC.	1,466,375	1,495,426
200	ICU MEDICAL, INC.(b)	45,928	45,926
2,299	IDEXX LABORATORIES, INC.(b)	98,745	427,660
2,300	ILLUMINA, INC.(b)	98,233	689,839
1,900	INCYTE CORP.(b)	120,835	120,821
900	INSULET CORP.(b)	71,397	71,388
7,700	INTERCEPT PHARMACEUTICALS, INC.(b)	492,019	776,083
462	INTUITIVE SURGICAL, INC.(b)	100,629	221,261
1,400	IONIS PHARMACEUTICALS, INC.(b)	66,288	75,684
1,861	IQVIA HOLDINGS, INC.(b)	112,204	216,192
22,594	JOHNSON & JOHNSON	1,313,288	2,915,756
842	LABORATORY CORP. OF AMERICA HOLDINGS(b)	53,269	106,395
23,830	MALLINCKRODT PLC(b)	346,224	376,514
5,700	MCKESSON CORP.	202,596	629,679
9,400	MEDTRONIC PLC(c)	790,465	855,024
83,050	MERCK & CO., INC.	3,860,849	6,345,851
1,317	METTLER-TOLEDO INTERNATIONAL, INC.(b)	123,051	744,869
1,751	MOLINA HEALTHCARE, INC.(b)	241,090	203,501
1,700	NEKTAR THERAPEUTICS(b)	55,893	55,879
300	PENUMBRA, INC.(b)	36,663	36,660
157,450	PFIZER, INC.	3,874,507	6,872,692
13,588	PRA HEALTH SCIENCES, INC.(b)	1,313,771	1,249,552
1,962	QUEST DIAGNOSTICS, INC.	157,891	163,376
4,791	RESMED, INC.	129,046	545,551
400	SAGE THERAPEUTICS, INC.(b)	42,354	38,316
8,751	STERIS PLC(c)	993,359	935,044
1,800	TELEFLEX, INC.	195,858	465,264
3,200	TESARO, INC.(b)	112,565	237,600
9,078	THERMO FISHER SCIENTIFIC, INC.	698,345	2,031,566
3,117	UNITED THERAPEUTICS CORP.(b)	375,950	339,441
17,534	UNITEDHEALTH GROUP, INC.	1,396,427	4,368,070
11,207	UNIVERSAL HEALTH SERVICES, INC., CLASS B	1,185,390	1,306,288
1,880	VAREX IMAGING CORP.(b)	19,829	44,518
5,199	VARIAN MEDICAL SYSTEMS, INC.(b)	193,000	589,099
1,445	VEEVA SYSTEMS, INC., CLASS A(b)	55,063	129,067
900	VERTEX PHARMACEUTICALS, INC.(b)	22,442	149,139
2,600	WATERS CORP.(b)	60,997	490,490
3,858	WELLCARE HEALTH PLANS, INC.(b)	1,198,271	910,835
4,304	ZIMMER BIOMET HOLDINGS, INC.	233,961	446,411
9,520	ZOETIS, INC.	819,233	814,341
		42,085,120	71,466,610	15.64%
Industrials:
6,987	3M CO.	417,187	1,331,303
1,409	A.O. SMITH CORP.	53,809	60,164
923	ACCO BRANDS CORP.	3,137	6,258
300	ACUITY BRANDS, INC.	34,488	34,485
4,642	AGCO CORP.	225,963	258,420
900	AIR LEASE CORP.	17,685	27,189
1,533	ALLEGION PLC(c)	40,913	122,195
400	AMERCO	120,202	131,244
1,700	AMERICAN AIRLINES GROUP, INC.	67,419	54,587
14,511	AMETEK, INC.	772,563	982,395
14,358	BOEING (THE) CO.	1,568,629	4,630,455
6,405	BWX TECHNOLOGIES, INC.	200,195	244,863
2,996	CARLISLE COS., INC.	114,358	301,158
10,504	CATERPILLAR, INC.	272,491	1,334,743
3,200	CINTAS CORP.	258,101	537,568
6,001	CRANE CO.	207,659	433,152
3,724	CSX CORP.	136,592	231,372
4,932	CUMMINS, INC.	518,505	659,113

See accompanying notes to financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
7,300	DEERE & CO.	$199,160	1,088,941
30,796	DELTA AIR LINES, INC.	1,195,192	1,536,720
24,630	DOVER CORP.	1,980,175	1,747,499
1,987	DUN & BRADSTREET (THE) CORP.	49,383	283,624
16,254	EATON CORP. PLC	518,356	1,116,000
2,280	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	112,692	155,245
7,701	FEDEX CORP.	461,646	1,242,402
782	FLUOR CORP.	10,432	25,180
3,953	FORTIVE CORP.	71,279	267,460
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	163,357
1,400	GATX CORP.	24,276	99,134
3,128	GENERAL DYNAMICS CORP.	477,830	491,753
94,400	GENERAL ELECTRIC CO.	715,085	714,608
8,062	HARRIS CORP.	591,701	1,085,548
875	HEICO CORP.	61,334	67,795
2,156	HEICO CORP., CLASS A	109,365	135,828
360	HERC HOLDINGS, INC.(b)	5,808	9,356
9,188	HONEYWELL INTERNATIONAL, INC.	265,803	1,213,919
1,200	HUBBELL, INC.	43,310	119,208
885	HUNTINGTON INGALLS INDUSTRIES, INC.	73,903	168,424
2,271	IDEX CORP.	140,770	286,737
4,824	ILLINOIS TOOL WORKS, INC.	155,812	611,153
10,505	INGERSOLL-RAND PLC	631,190	958,371
1,468	JACOBS ENGINEERING GROUP, INC.	29,713	85,819
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	195,384
13,203	JETBLUE AIRWAYS CORP.(b)	81,151	212,040
859	JOHNSON CONTROLS INTERNATIONAL PLC	16,341	25,469
2,900	KANSAS CITY SOUTHERN	46,328	276,805
1,596	L3 TECHNOLOGIES, INC.	122,430	277,161
600	LENNOX INTERNATIONAL, INC.	17,874	131,316
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	110,390
1,684	LOCKHEED MARTIN CORP.	232,821	440,939
1,200	MANITOWOC (THE) CO., INC.(b)	10,053	17,724
2,475	MANPOWERGROUP, INC.	81,958	160,380
15,263	MASCO CORP.	139,724	446,290
200	MIDDLEBY (THE) CORP.(b)	20,548	20,546
4,000	NIELSEN HOLDINGS PLC	108,569	93,320
577	NORDSON CORP.	57,299	68,865
5,602	NORFOLK SOUTHERN CORP.	198,534	837,723
5,973	NORTHROP GRUMMAN CORP.	516,333	1,462,788
2,180	NOW, INC.(b)	21,218	25,375
2,519	NVENT ELECTRIC PLC(c)	24,113	56,577
10,638	OLD DOMINION FREIGHT LINE, INC.	1,514,461	1,313,687
6,091	OSHKOSH CORP.	198,359	373,439
1,100	OWENS CORNING	22,578	48,378
9,067	PACCAR, INC.	128,927	518,088
4,628	PARKER-HANNIFIN CORP.	350,966	690,220
2,519	PENTAIR PLC(c)	49,295	95,168
4,100	QUANTA SERVICES, INC.	52,132	123,410
3,198	RAYTHEON CO.	164,018	490,413
12,257	REPUBLIC SERVICES, INC.	732,074	883,607
1,531	RESIDEO TECHNOLOGIES, INC.(b)	8,723	31,462
6,221	ROCKWELL AUTOMATION, INC.	179,002	936,136
2,580	ROLLINS, INC.	67,194	93,138
700	ROPER TECHNOLOGIES, INC.	94,318	186,564
2,015	SNAP-ON, INC.	191,097	292,759
19,364	SOUTHWEST AIRLINES CO.	628,876	900,039
17,499	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A	1,213,853	1,261,503
5,273	STANLEY BLACK & DECKER, INC.	334,697	631,389
600	STERICYCLE, INC.(b)	18,858	22,014
667	TELEDYNE TECHNOLOGIES, INC.(b)	150,580	138,116
10,803	TEXTRON, INC.	712,642	496,830
5,162	TIMKEN (THE) CO.	171,352	192,646
1,596	TORO (THE) CO.	76,510	89,185
500	TRANSDIGM GROUP, INC.(b)	176,409	170,030
6,947	TRINITY INDUSTRIES, INC.	136,619	143,039
10,854	UNION PACIFIC CORP.	268,717	1,500,348

See accompanying notes to financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
6,172	UNITED CONTINENTAL HOLDINGS, INC.(b)	$441,273	516,782
3,540	UNITED PARCEL SERVICE, INC., CLASS B	166,527	345,256
3,258	UNITED RENTALS, INC.(b)	257,460	334,043
11,340	UNITED TECHNOLOGIES CORP.	444,920	1,207,483
4,240	USG CORP.	69,283	180,878
2,308	VERISK ANALYTICS, INC.(b)	276,051	251,664
180	VERITIV CORP.(b)	1,653	4,495
700	W.W. GRAINGER, INC.	30,601	197,652
566	WABCO HOLDINGS, INC.(b)	8,686	60,755
1,200	WABTEC CORP.	21,945	84,300
975	WASTE CONNECTIONS, INC.	42,575	72,394
24,795	WASTE MANAGEMENT, INC.	1,546,912	2,206,507
4,800	WELBILT, INC.(b)	37,515	53,328
1,415	XPO LOGISTICS, INC.(b)	78,936	80,712
4,296	XYLEM, INC.	230,822	286,629
		26,050,210	47,418,323	10.38%
Information Technology:
4,949	ACCENTURE PLC, CLASS A(c)	304,426	697,859
11,919	ADOBE, INC.(b)	1,095,198	2,696,555
10,700	ADVANCED MICRO DEVICES, INC.(b)	115,242	197,522
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	201,564
1,600	ALLIANCE DATA SYSTEMS CORP.	75,650	240,128
4,700	AMDOCS LTD.	231,646	275,326
400	AMPHENOL CORP., CLASS A	35,916	32,408
8,600	ANALOG DEVICES, INC.	120,368	738,138
3,077	ANSYS, INC.(b)	258,930	439,826
70,546	APPLE, INC.	3,227,591	11,127,926
19,001	APPLIED MATERIALS, INC.	432,968	622,093
1,109	ARISTA NETWORKS, INC.(b)	215,910	233,666
4,877	ARROW ELECTRONICS, INC.(b)	267,343	336,269
1,300	ATLASSIAN CORP. PLC, CLASS A(b)(c)	116,368	115,674
2,586	AUTODESK, INC.(b)	163,995	332,585
6,766	AUTOMATIC DATA PROCESSING, INC.	361,211	887,158
7,371	BLACK KNIGHT, INC.(b)	272,636	332,137
9,100	BOOZ ALLEN HAMILTON HOLDING CORP.	273,897	410,137
5,291	BROADCOM, INC.	497,844	1,345,395
3,413	BROADRIDGE FINANCIAL SOLUTIONS, INC.	106,898	328,501
11,400	CADENCE DESIGN SYSTEMS, INC.(b)	154,632	495,672
15,668	CDK GLOBAL, INC.	857,169	750,184
7,000	CDW CORP.	292,424	567,350
117,934	CISCO SYSTEMS, INC.	2,089,169	5,110,080
26,563	CITRIX SYSTEMS, INC.	2,469,341	2,721,645
10,090	COGNEX CORP.	458,211	390,180
12,600	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A	95,625	799,848
400	COHERENT, INC.(b)	51,825	42,284
8,308	CORELOGIC, INC.(b)	139,352	277,653
49,134	CORNING, INC.	988,452	1,484,338
2,700	CYPRESS SEMICONDUCTOR CORP.	3,261	34,344
1,635	DELL TECHNOLOGIES, INC., CLASS C(b)	75,220	79,913
700	DOCUSIGN, INC.(b)	29,771	28,056
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	123,680
23,791	DXC TECHNOLOGY CO.	1,734,450	1,264,967
1,640	ECHOSTAR CORP., CLASS A(b)	25,986	60,221
400	ELASTIC N.V.(b)	28,596	28,592
300	EURONET WORLDWIDE, INC.(b)	25,458	30,714
5,424	F5 NETWORKS, INC.(b)	745,303	878,851
11,102	FIDELITY NATIONAL INFORMATION SERVICES, INC.	388,684	1,138,510
2,900	FIREEYE, INC.(b)	43,622	47,009
1,000	FIRST SOLAR, INC.(b)	46,410	42,455
9,784	FISERV, INC.(b)	172,685	719,026
200	FLEETCOR TECHNOLOGIES, INC.(b)	33,618	37,144
24,995	FORTINET, INC.(b)	1,654,114	1,760,398
200	GARTNER, INC.(b)	25,570	25,568
3,800	GLOBAL PAYMENTS, INC.	113,707	391,894
1,700	GODADDY, INC., CLASS A(b)	98,073	111,554
18,800	HEWLETT PACKARD ENTERPRISE CO.	102,062	248,348
29,910	HP, INC.	604,389	611,959

See accompanying notes to financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
74,228	INTEL CORP.	$393,450	3,483,520
5,890	INTERNATIONAL BUSINESS MACHINES CORP.	643,590	669,516
10,688	INTUIT, INC.	1,114,454	2,103,933
2,747	IPG PHOTONICS CORP.(b)	257,350	311,208
25,435	JUNIPER NETWORKS, INC.	717,733	684,456
19,128	KEYSIGHT TECHNOLOGIES, INC.(b)	1,166,491	1,187,466
6,255	LAM RESEARCH CORP.	264,319	851,743
1,047	LEIDOS HOLDINGS, INC.	45,558	55,198
827	LOGMEIN, INC.	17,893	67,458
3,770	MARVELL TECHNOLOGY GROUP LTD.	20,234	61,036
12,999	MASTERCARD, INC., CLASS A	1,502,935	2,452,261
2,581	MICRO FOCUS INTERNATIONAL PLC ADR(c)(d)	76,191	44,419
4,200	MICROCHIP TECHNOLOGY, INC.	38,962	302,064
87,209	MICRON TECHNOLOGY, INC.(b)	2,855,628	2,767,142
120,652	MICROSOFT CORP.	3,518,622	12,254,624
500	MKS INSTRUMENTS, INC.	32,310	32,305
11,445	NETAPP, INC.	876,626	682,923
1,500	NUTANIX, INC., CLASS A(b)	63,843	62,385
8,908	NVIDIA CORP.	173,979	1,189,218
3,900	NXP SEMICONDUCTORS N.V.(c)	334,137	285,792
1,100	OKTA, INC.(b)	68,912	70,180
14,862	ORACLE CORP.	7,922	671,019
2,800	PALO ALTO NETWORKS, INC.(b)	116,508	527,380
466	PAYCHEX, INC.	27,642	30,360
500	PAYCOM SOFTWARE, INC.(b)	67,370	61,225
13,200	PAYPAL HOLDINGS, INC.(b)	622,313	1,109,988
907	PERSPECTA, INC.	8,504	15,619
600	PROOFPOINT, INC.(b)	56,232	50,286
2,700	PTC, INC.(b)	107,547	223,830
2,400	PURE STORAGE, INC., CLASS A(b)	43,850	38,592
10,400	QUALCOMM, INC.	130,260	591,864
4,950	RED HAT, INC.(b)	195,072	869,418
800	RINGCENTRAL, INC., CLASS A(b)	67,416	65,952
3,100	SABRE CORP.	62,820	67,084
7,600	SALESFORCE.COM, INC.(b)	86,711	1,040,972
69,867	SEAGATE TECHNOLOGY PLC	2,662,591	2,696,168
2,100	SERVICENOW, INC.(b)	273,110	373,905
300	SKYWORKS SOLUTIONS, INC.	22,041	20,106
500	SPLUNK, INC.(b)	40,835	52,425
3,300	SQUARE, INC., CLASS A(b)	131,052	185,097
18,691	SS&C TECHNOLOGIES HOLDINGS, INC.	958,252	843,151
5,100	SWITCH, INC., CLASS A	38,659	35,700
14,419	SYMANTEC CORP.	71,242	272,447
4,400	SYNOPSYS, INC.(b)	172,415	370,656
700	TABLEAU SOFTWARE, INC., CLASS A(b)	61,023	84,000
4,600	TERADYNE, INC.	82,730	144,348
34,718	TEXAS INSTRUMENTS, INC.	1,581,793	3,280,851
22,356	TOTAL SYSTEM SERVICES, INC.	1,626,089	1,817,319
7,720	TRIMBLE, INC.(b)	113,413	254,065
900	TWILIO, INC., CLASS A(b)	70,308	80,370
300	UBIQUITI NETWORKS, INC.	27,354	29,823
400	UNIVERSAL DISPLAY CORP.	38,280	37,428
200	VERISIGN, INC.(b)	23,200	29,658
1,187	VERSUM MATERIALS, INC.	15,814	32,904
33,273	VISA, INC., CLASS A	1,779,226	4,390,040
7,800	VISHAY INTERTECHNOLOGY, INC.	48,931	140,478
10,814	VMWARE, INC., CLASS A	960,421	1,482,924
6,045	WESTERN DIGITAL CORP.	99,733	223,484
79,755	WESTERN UNION (THE) CO.	1,526,961	1,360,620
300	WEX, INC.(b)	41,025	42,018
1,700	WORKDAY, INC., CLASS A(b)	254,727	271,456
2,000	WORLDPAY, INC., CLASS A(b)	149,775	152,860
6,750	XILINX, INC.	47,180	574,898
400	ZEBRA TECHNOLOGIES CORP., CLASS A(b)	43,396	63,692
1,300	ZENDESK, INC.(b)	79,216	75,881
		50,634,732	96,294,512	21.08%

See accompanying notes to financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials:
367	ADVANSIX, INC.(b)	$1,587	8,933
1,575	AIR PRODUCTS & CHEMICALS, INC.	57,863	252,079
1,300	ALBEMARLE CORP.	29,152	100,191
700	ASHLAND GLOBAL HOLDINGS, INC.	12,006	49,672
3,165	AVERY DENNISON CORP.	207,899	284,312
2,700	BEMIS CO., INC.	60,200	123,930
817	BERRY GLOBAL GROUP, INC.(b)	30,641	38,832
2,695	CELANESE CORP.	166,689	242,469
3,100	CF INDUSTRIES HOLDINGS, INC.	129,445	134,881
2,400	CHEMOURS (THE) CO.	69,007	67,728
1,800	CROWN HOLDINGS, INC.(b)	57,831	74,826
28,793	DOWDUPONT, INC.	784,978	1,539,850
3,000	EASTMAN CHEMICAL CO.	58,011	219,330
3,891	ECOLAB, INC.	133,579	573,339
59,863	FREEPORT-MCMORAN, INC.	597,762	617,188
538	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	11,574	72,237
17,238	INTERNATIONAL PAPER CO.	507,483	695,726
6,050	LINDE PLC(c)	983,500	944,042
32,615	LYONDELLBASELL INDUSTRIES N.V., CLASS A	2,924,279	2,712,263
700	MARTIN MARIETTA MATERIALS, INC.	27,965	120,309
3,200	MOSAIC (THE) CO.	54,200	93,472
7,400	NEWMONT MINING CORP.	136,530	256,410
5,844	NUCOR CORP.	99,313	302,778
3,100	OLIN CORP.	65,390	62,341
3,368	PACKAGING CORP. OF AMERICA	134,861	281,093
4,400	PLATFORM SPECIALTY PRODUCTS CORP.(b)	42,294	45,452
5,972	PPG INDUSTRIES, INC.	140,079	610,518
6,625	RELIANCE STEEL & ALUMINUM CO.	325,929	471,501
600	ROYAL GOLD, INC.	22,314	51,390
2,400	RPM INTERNATIONAL, INC.	24,657	141,072
500	SCOTTS MIRACLE-GRO (THE) CO.	37,765	30,730
1,400	SEALED AIR CORP.	24,528	48,776
857	SHERWIN-WILLIAMS (THE) CO.	41,646	337,195
3,600	SONOCO PRODUCTS CO.	74,519	191,268
3,234	SOUTHERN COPPER CORP.(c)	38,445	99,510
39,383	STEEL DYNAMICS, INC.	1,076,507	1,183,065
4,392	VALVOLINE, INC.	24,184	84,985
2,100	VULCAN MATERIALS CO.	63,441	207,480
2,242	WESTROCK CO.	24,357	84,658
		9,302,410	13,455,831	2.94%
Real Estate:
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	106,268	242,004
2,950	AMERICAN TOWER CORP.	176,898	466,660
3,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	39,421	159,197
1,734	AVALONBAY COMMUNITIES, INC.	193,548	301,803
3,388	BOSTON PROPERTIES, INC.	171,468	381,319
2,600	BRANDYWINE REALTY TRUST	28,067	33,462
900	CAMDEN PROPERTY TRUST	24,065	79,245
67,900	COLONY CAPITAL, INC.	414,913	317,772
1,545	CORECIVIC, INC.	22,235	27,547
500	CORESITE REALTY CORP.	43,620	43,615
4,700	CROWN CASTLE INTERNATIONAL CORP.	196,699	510,561
500	DIGITAL REALTY TRUST, INC.	26,905	53,275
5,200	DOUGLAS EMMETT, INC.	46,837	177,476
1,700	DUKE REALTY CORP.	28,435	44,030
845	EQUINIX, INC.	65,492	297,913
800	EQUITY LIFESTYLE PROPERTIES, INC.	26,751	77,704
5,416	EQUITY RESIDENTIAL	174,162	357,510
875	ESSEX PROPERTY TRUST, INC.	116,032	214,559
1,500	EXTRA SPACE STORAGE, INC.	130,992	135,720
900	FEDERAL REALTY INVESTMENT TRUST	48,326	106,236
1,046	FOUR CORNERS PROPERTY TRUST, INC.	8,956	27,405
7,000	HCP, INC.	75,334	195,510
1,800	HOSPITALITY PROPERTIES TRUST	23,172	42,984
12,222	HOST HOTELS & RESORTS, INC.	93,479	203,741
678	HOWARD HUGHES (THE) CORP.(b)	20,502	66,186
700	JBG SMITH PROPERTIES	17,888	24,367

See accompanying notes to financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont’d):
700	JONES LANG LASALLE, INC.	$39,951	88,620
6,601	KIMCO REALTY CORP.	67,342	96,705
3,900	LAMAR ADVERTISING CO., CLASS A	43,876	269,802
1,100	LIBERTY PROPERTY TRUST	23,353	46,068
600	LIFE STORAGE, INC.	48,970	55,794
5,123	MACERICH (THE) CO.	114,249	221,723
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	132,698	172,260
800	OMEGA HEALTHCARE INVESTORS, INC.	26,318	28,120
10,169	PROLOGIS, INC.	257,893	597,124
1,424	PUBLIC STORAGE	135,843	288,232
6,972	RAYONIER, INC.	74,591	193,055
2,700	REALTY INCOME CORP.	56,325	170,208
3,900	REGENCY CENTERS CORP.	85,344	228,852
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	81,442	106,330
1,200	RETAIL VALUE, INC.	32,179	30,708
2,100	SBA COMMUNICATIONS CORP.(b)	214,169	339,969
2,194	SIMON PROPERTY GROUP, INC.	112,564	368,570
1,900	SL GREEN REALTY CORP.	58,204	150,252
2,800	STORE CAPITAL CORP.	73,380	79,268
1,100	SUN COMMUNITIES, INC.	84,101	111,881
2,100	TAUBMAN CENTERS, INC.	53,754	95,529
4,100	UDR, INC.	64,469	162,442
1,300	URBAN EDGE PROPERTIES	18,730	21,606
3,527	VENTAS, INC.	150,097	206,647
800	VORNADO REALTY TRUST	29,237	49,624
1,715	WASHINGTON PRIME GROUP, INC.	8,005	8,335
2,100	WEINGARTEN REALTY INVESTORS	29,916	52,101
4,600	WELLTOWER, INC.	273,411	319,286
5,416	WEYERHAEUSER CO.	75,648	118,394
		4,786,524	9,265,306	2.03%
Utilities:
3,000	AES CORP.	32,870	43,380
2,000	ALLIANT ENERGY CORP.	24,835	84,500
1,600	AMEREN CORP.	40,872	104,368
8,554	AMERICAN ELECTRIC POWER CO., INC.	477,380	639,326
1,735	AQUA AMERICA, INC.	22,973	59,320
13,200	AVANGRID, INC.	502,113	661,188
5,800	CENTERPOINT ENERGY, INC.	66,308	163,734
13,300	CMS ENERGY CORP.	259,708	660,345
7,775	CONSOLIDATED EDISON, INC.	539,780	594,477
8,862	DOMINION ENERGY, INC.	284,452	633,279
2,800	DTE ENERGY CO.	132,386	308,840
14,004	DUKE ENERGY CORP.	721,544	1,208,545
8,325	EDISON INTERNATIONAL	179,967	472,610
3,164	ENTERGY CORP.	68,368	272,325
2,974	EVERGY, INC.	67,407	168,834
4,961	EVERSOURCE ENERGY	125,492	322,663
40,816	EXELON CORP.	1,543,669	1,840,802
5,500	FIRSTENERGY CORP.	176,692	206,525
900	NATIONAL FUEL GAS CO.	20,790	46,062
4,400	NEXTERA ENERGY, INC.	204,691	764,808
6,900	NISOURCE, INC.	43,973	174,915
1,200	NRG ENERGY, INC.	33,083	47,520
4,800	OGE ENERGY CORP.	43,344	188,112
50	ONE GAS, INC.	671	3,980
5,900	PG&E CORP.(b)	79,340	140,125
2,400	PINNACLE WEST CAPITAL CORP.	71,637	204,480
700	PPL CORP.	10,384	19,831
1,200	PUBLIC SERVICE ENTERPRISE GROUP, INC.	51,552	62,460
4,800	SCANA CORP.	166,536	229,344
3,200	SEMPRA ENERGY	174,757	346,208
8,600	SOUTHERN (THE) CO.	176,010	377,712
5,426	UGI CORP.	80,112	289,477
356	VECTREN CORP.	22,050	25,625
1,600	WEC ENERGY GROUP, INC.	91,440	110,816

See accompanying notes to financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
5,793	XCEL ENERGY, INC.	$79,584	285,421
		6,616,770	11,761,957	2.57%
	Sub-total Common Stocks:	259,859,656	453,176,272	99.19%
Short-Term Investments:

4,473,835	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 2.25%(e)	4,473,835	4,473,835
	Sub-total Short-Term Investments:	4,473,835	4,473,835	0.98%
	Grand total	$264,333,491	457,650,107	100.17%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Non-income producing assets.

(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2018, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 2.20% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.01% of net assets as of December 31, 2018.

(e)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2017, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $2,725,588 with net purchases of $1,748,247 during the fiscal year ended December 31, 2018.

See accompanying notes to financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2018

Clearwater Core Equity Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
105,918	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.(b)	$195,049	152,522
5,089	HEMISPHERE MEDIA GROUP, INC.(b)	70,598	61,780
162,562	MARCHEX, INC., CLASS B	452,121	430,789
29,438	READING INTERNATIONAL, INC., CLASS A(b)	446,375	428,029
		1,164,143	1,073,120	0.35%
Consumer Discretionary:
213,654	BBX CAPITAL CORP.	1,480,437	1,224,237
45,612	CARRIAGE SERVICES, INC.	1,054,580	706,986
19,631	CENTURY CASINOS, INC.(b)	167,422	145,073
14,773	CHILDREN’S PLACE (THE), INC.	1,787,826	1,330,900
277,878	CLARUS CORP.	1,661,913	2,812,125
4,183	COOPER-STANDARD HOLDINGS, INC.(b)	332,795	259,848
85,341	CSS INDUSTRIES, INC.	1,565,433	765,509
17,601	DINE BRANDS GLOBAL, INC.	1,186,154	1,185,251
57,800	EXTENDED STAY AMERICA, INC.	1,166,795	895,900
11,930	FIESTA RESTAURANT GROUP, INC.(b)	185,858	185,034
3,060	FOX FACTORY HOLDING CORP.(b)	108,093	180,142
168,642	FULL HOUSE RESORTS, INC.(b)	396,029	340,657
37,696	G-III APPAREL GROUP LTD.(b)	1,034,252	1,051,342
92,700	GILDAN ACTIVEWEAR, INC.(c)	2,795,916	2,814,372
20,073	HABIT RESTAURANTS (THE), INC., CLASS A(b)	281,444	210,767
3,373	HAMILTON BEACH BRANDS HOLDING CO., CLASS A	69,973	79,131
13,500	HELEN OF TROY LTD.(b)	1,214,811	1,770,930
14,967	IROBOT CORP.(b)(d)	1,091,326	1,253,337
16,087	J. ALEXANDER’S HOLDINGS, INC.(b)	172,638	132,396
131,581	LIFETIME BRANDS, INC.	1,493,556	1,319,757
12,476	LITHIA MOTORS, INC., CLASS A	670,310	952,293
25,800	MALIBU BOATS, INC., CLASS A(b)	815,784	897,840
5,043	MARINEMAX, INC.(b)	94,601	92,337
22,728	MARRIOTT VACATIONS WORLDWIDE CORP.	2,038,494	1,602,551
19,015	MOTORCAR PARTS OF AMERICA, INC.(b)	327,208	316,410
141,600	NAUTILUS, INC.(b)	2,251,312	1,543,440
71,131	NEW HOME (THE) CO., INC.(b)	743,888	372,015
26,882	NUTRISYSTEM, INC.	1,171,569	1,179,582
262,600	OFFICE DEPOT, INC.	678,471	677,508
86,295	PARTY CITY HOLDCO, INC.(b)	1,241,542	861,224
23,236	PENN NATIONAL GAMING, INC.(b)	607,697	437,534
32,594	PETMED EXPRESS, INC.	1,374,556	758,137
69,325	POTBELLY CORP.(b)	849,311	558,066
6,950	SCHOOL SPECIALTY, INC.(b)	115,301	49,345
26,380	SHUTTERSTOCK, INC.	1,235,170	949,944
3,138	STRATTEC SECURITY CORP.	95,481	90,374
13,325	TAILORED BRANDS, INC.	279,564	181,753
21,255	UNIFI, INC.(b)	614,857	485,464
33,500	WILLIAMS-SONOMA, INC.	1,628,979	1,690,075
96,700	WINNEBAGO INDUSTRIES, INC.	3,151,697	2,341,107
		39,233,043	34,700,693	11.34%
Consumer Staples:
14,362	CALAVO GROWERS, INC.	1,090,679	1,047,852
36,003	CENTRAL GARDEN & PET CO., CLASS A(b)	1,342,176	1,125,094
19,138	COFFEE HOLDING CO., INC.(b)	90,049	67,557
30,638	CRIMSON WINE GROUP LTD.(b)	276,661	239,742
51,800	FARMER BROTHERS CO.(b)	1,499,262	1,208,494
24,667	LANDEC CORP.(b)	308,102	292,057
36,873	PERFORMANCE FOOD GROUP CO.(b)	1,192,324	1,189,892
79,419	S&W SEED CO.(b)	287,197	143,748
225,619	SUNOPTA, INC.(b)(c)	1,657,961	873,146
29,046	UNIVERSAL CORP.	1,583,521	1,572,841
		9,327,932	7,760,423	2.54%
Energy:
58,547	C&J ENERGY SERVICES, INC.(b)	825,333	790,385
53,022	MURPHY OIL CORP.	1,347,632	1,240,185
4,701	NACCO INDUSTRIES, INC., CLASS A	161,060	159,364
38,155	OIL STATES INTERNATIONAL, INC.(b)	1,029,083	544,853
29,496	PAR PACIFIC HOLDINGS, INC.(b)	520,003	418,253

See accompanying notes to financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
50,776	SM ENERGY CO.	$1,342,574	786,012
50,269	SOLARIS OILFIELD INFRASTRUCTURE, INC., CLASS A(d)	942,387	607,752
126,215	SRC ENERGY, INC.(b)	1,150,824	593,211
71,608	SUPERIOR ENERGY SERVICES, INC.(b)	720,870	239,887
33,500	WORLD FUEL SERVICES CORP.	1,206,188	717,235
		9,245,954	6,097,137	1.99%
Financials:
115,904	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	3,029,682	3,238,358
30,441	AMERIS BANCORP	934,966	964,067
23,547	ARGO GROUP INTERNATIONAL HOLDINGS LTD.(c)	1,235,608	1,583,536
24,493	ASPEN INSURANCE HOLDINGS LTD.(c)	930,455	1,028,461
107,251	ASSOCIATED BANC-CORP	2,470,813	2,122,497
40,013	AXIS CAPITAL HOLDINGS LTD.(c)	2,105,370	2,066,271
23,769	BANC OF CALIFORNIA, INC.	380,955	316,365
16,403	BANCORP (THE), INC.(b)	183,907	130,568
27,528	BCB BANCORP, INC.	337,218	288,218
119,454	BLACKROCK TCP CAPITAL CORP.	1,783,106	1,557,680
62,333	CANNAE HOLDINGS, INC.(b)	1,218,188	1,067,141
9,389	CAPITAL SOUTHWEST CORP.	155,079	180,457
22,655	CATHAY GENERAL BANCORP	944,572	759,622
8,020	CB FINANCIAL SERVICES, INC.	227,453	198,736
13,347	CENTERSTATE BANK CORP.	345,861	280,821
1,908	CITIZENS HOLDING CO.	41,875	39,667
10,238	CIVISTA BANCSHARES, INC.	197,346	178,346
5,771	CNB FINANCIAL CORP.	93,783	132,444
44,610	CNO FINANCIAL GROUP, INC.	963,651	663,797
27,893	COMMERCE BANCSHARES, INC.	1,395,407	1,572,328
50,242	CRAWFORD & CO., CLASS A	429,477	447,154
6,782	CRAWFORD & CO., CLASS B	52,628	61,038
81,157	DONEGAL GROUP, INC., CLASS A	1,249,536	1,107,387
13,748	EAGLE BANCORP MONTANA, INC.	250,738	222,305
12,839	EMC INSURANCE GROUP, INC.	206,251	408,922
27,153	ENTERPRISE FINANCIAL SERVICES CORP.	1,102,780	1,021,767
131,667	EXANTAS CAPITAL CORP.	1,205,289	1,319,303
19,986	FARMERS NATIONAL BANC CORP.	209,675	254,622
95,157	FIDUS INVESTMENT CORP.	1,376,833	1,112,385
15,741	FIRST BANK	194,104	190,781
1,615	FIRST CAPITAL, INC.	57,356	64,148
27,298	FIRST MERCHANTS CORP.	1,151,056	935,503
68,884	FIRST MIDWEST BANCORP, INC.	1,526,117	1,364,592
23,300	FIRSTCASH, INC.	1,390,845	1,685,755
31,300	GLACIER BANCORP, INC.	1,369,055	1,240,106
25,824	HANCOCK WHITNEY CORP.	1,288,398	894,802
14,839	HANOVER INSURANCE GROUP (THE), INC.	1,422,332	1,732,750
36,343	HERITAGE COMMERCE CORP.	409,547	412,130
3,038	HOME BANCORP, INC.	85,109	107,545
63,398	HOME BANCSHARES, INC.	1,498,700	1,035,923
147,427	HOPE BANCORP, INC.	2,439,921	1,748,484
7,882	ISABELLA BANK CORP.	216,884	182,074
11,723	LANDMARK BANCORP, INC.	317,446	268,521
23,343	LCNB CORP.	373,259	353,647
5,127	LENDINGTREE, INC.(b)(d)	1,295,720	1,125,735
37,629	MACKINAC FINANCIAL CORP.	555,731	513,636
7,596	METROPOLITAN BANK HOLDING CORP.(b)	321,187	234,337
8,415	MIDWESTONE FINANCIAL GROUP, INC.	252,851	208,945
4,500	NATIONAL WESTERN LIFE GROUP, INC., CLASS A	1,497,694	1,353,150
49,060	NEW MOUNTAIN FINANCE CORP.	674,610	617,175
283,030	OAKTREE SPECIALTY LENDING CORP.	1,287,241	1,197,217
66,711	OAKTREE STRATEGIC INCOME CORP.	576,084	517,010
11,265	OCEANFIRST FINANCIAL CORP.	294,021	253,575
33,631	OHA INVESTMENT CORP.	42,071	33,967
3,425	PACIFIC FINANCIAL CORP.	31,413	38,531
6,691	PENNANTPARK FLOATING RATE CAPITAL LTD.(d)	86,242	77,415
57,046	PENNANTPARK INVESTMENT CORP.	413,204	363,383
4,319	PENNS WOODS BANCORP, INC.	181,459	173,797
21,695	PEOPLES BANCORP OF NORTH CAROLINA, INC.	512,564	530,660
52,800	PRA GROUP, INC.(b)	1,491,319	1,286,736

See accompanying notes to financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund

December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
10,200	RENAISSANCERE HOLDINGS LTD.(c)	$1,334,232	1,363,740
3,636	SALISBURY BANCORP, INC.	137,808	131,551
2,608	SHORE BANCSHARES, INC.	28,539	37,920
8,277	SI FINANCIAL GROUP, INC.	78,147	105,366
2,336	SIERRA BANCORP	40,971	56,134
51,308	SIMMONS FIRST NATIONAL CORP., CLASS A	1,563,162	1,238,062
30,191	SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.	481,438	399,125
2,508	SOUTHWEST GEORGIA FINANCIAL CORP.	51,887	50,862
59,916	STERLING BANCORP	1,265,273	989,213
24,759	STIFEL FINANCIAL CORP.	1,248,397	1,025,518
15,736	SUMMIT FINANCIAL GROUP, INC.	342,800	303,862
25,038	SUMMIT STATE BANK	321,064	294,697
48,613	SYNOVUS FINANCIAL CORP.	1,568,049	1,555,130
150,994	TCF FINANCIAL CORP.	2,403,585	2,942,873
84,800	UMPQUA HOLDINGS CORP.	1,538,815	1,348,320
9,024	UNITED BANCORP, INC.	118,401	100,708
5,918	UNITED BANCSHARES, INC.	128,716	114,809
7,712	UNITED COMMUNITY FINANCIAL CORP.	71,281	68,251
28,798	UNITED FINANCIAL BANCORP, INC.	454,264	423,331
19,395	UNITY BANCORP, INC.	280,064	402,640
47,439	WALKER & DUNLOP, INC.	1,166,067	2,051,737
42,989	WEBSTER FINANCIAL CORP.	2,081,315	2,118,928
20,133	WEST BANCORPORATION, INC.	431,475	384,339
23,942	WSFS FINANCIAL CORP.	998,826	907,641
		66,446,618	63,481,050	20.75%
Health Care:
14,604	BIOTELEMETRY, INC.(b)	444,383	872,151
47,470	BRUKER CORP.	1,406,463	1,413,182
20,484	CAMBREX CORP.(b)	889,386	773,476
62,099	CIVITAS SOLUTIONS, INC.(b)	1,089,980	1,087,354
30,976	CUTERA, INC.(b)	1,133,224	527,212
23,816	EMERGENT BIOSOLUTIONS, INC.(b)	802,976	1,411,812
41,782	GLOBUS MEDICAL, INC., CLASS A(b)	2,107,798	1,808,325
15,600	HILL-ROM HOLDINGS, INC.	1,188,688	1,381,380
6,335	ICU MEDICAL, INC.(b)	974,968	1,454,706
10,372	INTEGRA LIFESCIENCES HOLDINGS CORP.(b)	631,189	467,777
33,758	INVACARE CORP.	217,748	145,159
1,797	LEMAITRE VASCULAR, INC.	49,344	42,481
24,034	LHC GROUP, INC.(b)	1,613,538	2,256,312
11,026	LIVANOVA PLC(b)(c)	1,214,725	1,008,548
13,350	MAGELLAN HEALTH, INC.(b)	848,271	759,482
94,045	MEDNAX, INC.(b)	4,312,181	3,103,485
34,915	MYRIAD GENETICS, INC.(b)	1,096,334	1,014,979
26,636	NANOVIBRONIX, INC.(b)	130,317	93,226
5,803	NEXTGEN HEALTHCARE, INC.(b)	90,124	87,915
25,749	OMNICELL, INC.(b)	1,009,122	1,576,869
19,731	ORASURE TECHNOLOGIES, INC.(b)	250,663	230,458
327,187	PDL BIOPHARMA, INC.(b)	818,590	948,842
16,611	PREMIER, INC., CLASS A(b)	491,886	620,421
50,171	PRESTIGE CONSUMER HEALTHCARE, INC.(b)	2,087,969	1,549,280
22,051	PROVIDENCE SERVICE (THE) CORP.(b)	1,434,094	1,323,501
16,488	PSYCHEMEDICS CORP.	299,614	261,665
80,723	STREAMLINE HEALTH SOLUTIONS, INC.(b)	95,089	61,931
47,800	SYNEOS HEALTH, INC.(b)	2,289,572	1,880,930
29,346	TIVITY HEALTH, INC.(b)	953,138	728,074
81,720	TRIPLE-S MANAGEMENT CORP., CLASS B(b)	1,988,370	1,421,111
142,744	VAREX IMAGING CORP.(b)	4,154,699	3,380,178
		36,114,443	33,692,222	11.01%
Industrials:
171,222	ACTUANT CORP., CLASS A	4,355,303	3,593,950
54,200	AIR LEASE CORP.	2,065,616	1,637,382
20,033	AIR TRANSPORT SERVICES GROUP, INC.(b)	400,900	456,953
4,045	ALAMO GROUP, INC.	331,523	312,759
21,399	ALBANY INTERNATIONAL CORP., CLASS A	901,145	1,335,940
13,514	APOGEE ENTERPRISES, INC.	560,028	403,393
92,183	ARC DOCUMENT SOLUTIONS, INC.(b)	363,444	188,975
46,737	ARMSTRONG FLOORING, INC.(b)	706,767	553,366

See accompanying notes to financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
26,935	ASGN, INC.(b)	$1,075,817	1,467,957
9,156	ASTEC INDUSTRIES, INC.	435,603	276,420
8,618	ASTRONICS CORP.(b)	187,912	262,418
1,292	ASTRONICS CORP., CLASS B(b)	34,200	39,290
18,110	ATLAS AIR WORLDWIDE HOLDINGS, INC.(b)	832,244	764,061
74,560	AVIS BUDGET GROUP, INC.(b)	2,669,371	1,676,109
7,946	BLUE BIRD CORP.(b)	140,679	144,538
12,967	BRIGGS & STRATTON CORP.	175,188	169,608
31,408	BRINK’S (THE) CO.	2,156,700	2,030,527
101,500	COLFAX CORP.(b)	3,139,335	2,121,350
32,440	COLUMBUS MCKINNON CORP.	917,690	977,742
28,217	CPI AEROSTRUCTURES, INC.(b)	239,529	179,742
9,454	CURTISS-WRIGHT CORP.	667,805	965,442
27,600	DONALDSON CO., INC.	1,249,708	1,197,564
20,758	DUCOMMUN, INC.(b)	734,290	753,931
15,281	ENERSYS	1,100,861	1,185,958
169,253	ESSENDANT, INC.	1,992,963	2,129,203
12,598	ESTERLINE TECHNOLOGIES CORP.(b)	1,225,998	1,530,027
94,000	GATES INDUSTRIAL CORP. PLC(b)	1,462,173	1,244,560
70,951	GIBRALTAR INDUSTRIES, INC.(b)	2,046,942	2,525,146
12,500	GORMAN-RUPP (THE) CO.	378,577	405,125
19,177	HARSCO CORP.(b)	116,952	380,855
16,200	HEXCEL CORP.	920,843	928,908
42,228	INNERWORKINGS, INC.(b)	351,678	157,933
80,492	INTERFACE, INC.	1,565,352	1,147,011
125,028	JELD-WEN HOLDING, INC.(b)	3,484,070	1,776,648
12,902	KADANT, INC.	929,987	1,050,997
77,627	KBR, INC.	1,411,560	1,178,378
24,276	KENNAMETAL, INC.	852,062	807,905
98,676	LSI INDUSTRIES, INC.	701,468	312,803
43,109	MASONITE INTERNATIONAL CORP.(b)	2,828,344	1,932,576
9,154	MCGRATH RENTCORP	308,061	471,248
37,478	MERCURY SYSTEMS, INC.(b)	1,636,456	1,772,335
6,021	MSA SAFETY, INC.	540,843	567,600
53,914	NAVIGANT CONSULTING, INC.	1,204,793	1,296,632
69,600	NOW, INC.(b)	729,145	810,144
8,029	PARK-OHIO HOLDINGS CORP.	289,460	246,410
125,600	PGT INNOVATIONS, INC.(b)	1,986,670	1,990,760
90,511	PIONEER POWER SOLUTIONS, INC.(b)	544,692	475,183
165,680	QUANEX BUILDING PRODUCTS CORP.	3,414,052	2,251,591
141,504	REV GROUP, INC.	2,007,866	1,062,695
28,800	RUSH ENTERPRISES, INC., CLASS A	1,226,156	993,024
13,522	RYDER SYSTEM, INC.	975,004	651,084
13,532	SITEONE LANDSCAPE SUPPLY, INC.(b)	1,088,393	747,914
15,620	SKYWEST, INC.	501,772	694,621
21,047	SPX CORP.(b)	475,771	589,526
6,858	STANDEX INTERNATIONAL CORP.	718,242	460,720
251,748	STEELCASE, INC., CLASS A	3,633,938	3,733,423
3,917	TELEDYNE TECHNOLOGIES, INC.(b)	154,879	811,093
38,308	TEREX CORP.	1,617,687	1,056,152
25,814	THERMON GROUP HOLDINGS, INC.(b)	573,273	523,508
55,695	TITAN MACHINERY, INC.(b)	870,369	732,389
11,291	TPI COMPOSITES, INC.(b)	304,335	277,533
93,243	TRIMAS CORP.(b)	2,402,743	2,544,601
8,849	VALMONT INDUSTRIES, INC.	1,324,866	981,797
29,648	VIAD CORP.	1,399,370	1,485,068
59,791	WESCO AIRCRAFT HOLDINGS, INC.(b)	569,019	472,349
46,863	WOODWARD, INC.	2,718,485	3,481,452
		78,926,967	71,384,302	23.33%
Information Technology:
56,387	ADESTO TECHNOLOGIES CORP.(b)(d)	299,926	248,103
41,834	ANIXTER INTERNATIONAL, INC.(b)	2,898,060	2,272,004
63,500	ASTRONOVA, INC.	1,100,140	1,190,625
58,511	AUDIOCODES LTD.(c)	565,038	578,089
69,627	AVIAT NETWORKS, INC.(b)	1,229,827	922,558
29,885	BELDEN, INC.	1,821,630	1,248,296
66,539	BRIGHTCOVE, INC.(b)	537,780	468,435

See accompanying notes to financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
140,990	CELESTICA, INC.(b)(c)	$1,698,650	1,236,482
60,000	COHU, INC.	1,155,050	964,200
13,756	COMMVAULT SYSTEMS, INC.(b)	708,232	812,842
8,486	COMTECH TELECOMMUNICATIONS CORP.	215,664	206,549
78,341	CYPRESS SEMICONDUCTOR CORP.	1,051,876	996,497
74,975	DSP GROUP, INC.(b)	923,386	839,720
47,100	ENTEGRIS, INC.	1,389,671	1,313,854
15,450	EURONET WORLDWIDE, INC.(b)	842,275	1,581,771
26,744	EVERTEC, INC.	377,316	767,553
38,517	EVO PAYMENTS, INC., CLASS A(b)	921,177	950,214
5,846	FARO TECHNOLOGIES, INC.(b)	296,255	237,581
63,179	FIREEYE, INC.(b)	1,060,739	1,024,132
133,620	FRANKLIN WIRELESS CORP.(b)	287,454	303,317
110,495	FREQUENCY ELECTRONICS, INC.(b)	1,010,454	1,171,247
38,999	INSIGHT ENTERPRISES, INC.(b)	1,578,552	1,589,209
79,948	JABIL, INC.	1,694,360	1,981,911
9,401	LOGMEIN, INC.	796,259	766,840
27,612	LUMENTUM HOLDINGS, INC.(b)	1,527,266	1,159,980
43,290	MONOTYPE IMAGING HOLDINGS, INC.	892,911	671,861
19,700	MTS SYSTEMS CORP.	1,040,074	790,561
25,170	NOVANTA, INC.(b)	747,642	1,585,710
11,680	OSI SYSTEMS, INC.(b)	786,379	856,144
14,736	PERCEPTRON, INC.(b)	104,107	118,772
49,761	PERFICIENT, INC.(b)	787,960	1,107,680
31,400	PLEXUS CORP.(b)	1,796,600	1,603,912
43,852	PROS HOLDINGS, INC.(b)	1,212,528	1,376,953
7,423	ROGERS CORP.(b)	866,570	735,322
55,418	SCANSOURCE, INC.(b)	2,220,979	1,905,271
227,989	STEEL CONNECT, INC.(b)	371,811	394,421
85,157	SUPPORT.COM, INC.(b)	233,289	209,486
17,215	SYNNEX CORP.	499,625	1,391,661
143,943	TIVO CORP.	1,789,735	1,354,504
133,712	UNISYS CORP.(b)(d)	1,621,947	1,555,071
33,520	XPERI CORP.	534,983	616,433
		41,494,177	41,105,771	13.44%
Materials:
10,050	AMERICAN VANGUARD CORP.	187,231	152,660
19,174	BERRY GLOBAL GROUP, INC.(b)	455,697	911,340
35,800	H.B. FULLER CO.	1,986,849	1,527,586
26,622	INGEVITY CORP.(b)	1,478,178	2,227,995
28,427	INNOPHOS HOLDINGS, INC.	1,138,870	697,314
32,375	KOPPERS HOLDINGS, INC.(b)	686,143	551,670
6,778	MATERION CORP.	344,347	304,942
87,238	PQ GROUP HOLDINGS, INC.(b)	1,425,878	1,291,995
26,300	RELIANCE STEEL & ALUMINUM CO.	2,026,938	1,871,771
76,000	SCHWEITZER-MAUDUIT INTERNATIONAL, INC.	3,021,050	1,903,800
		12,751,181	11,441,073	3.74%
Real Estate:
115,101	ASHFORD HOSPITALITY TRUST, INC.	728,982	460,404
66,598	BLUEROCK RESIDENTIAL GROWTH REIT, INC.	594,914	600,714
49,833	BRANDYWINE REALTY TRUST	851,096	641,351
55,418	CATCHMARK TIMBER TRUST, INC., CLASS A	600,604	393,468
108,138	CEDAR REALTY TRUST, INC.	485,158	339,553
30,260	CITY OFFICE REIT, INC.(c)	311,198	310,165
67,067	DIAMONDROCK HOSPITALITY CO.	728,909	608,968
38,531	EASTERLY GOVERNMENT PROPERTIES, INC.	627,926	604,166
11,207	GLOBAL MEDICAL REIT, INC.	96,649	99,630
35,100	HFF, INC., CLASS A	1,276,433	1,163,916
16,176	INVESTORS REAL ESTATE TRUST	859,866	793,737
27,733	MARCUS & MILLICHAP, INC.(b)	691,167	952,074
57,498	MEDICAL PROPERTIES TRUST, INC.	517,840	924,568
57,547	PHYSICIANS REALTY TRUST	974,274	922,479
69,283	REALOGY HOLDINGS CORP.(d)	1,827,617	1,017,075
27,443	RETAIL OPPORTUNITY INVESTMENTS CORP.	540,699	435,795
44,255	RPT REALTY	569,250	528,847
48,890	STAG INDUSTRIAL, INC.	800,291	1,216,383
46,193	STRATUS PROPERTIES, INC.(b)	1,280,285	1,107,708

See accompanying notes to financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont’d):
40,767	XENIA HOTELS & RESORTS, INC.	$977,256	701,192
		15,340,414	13,822,193	4.52%
Utilities:
7,979	ALLETE, INC.	256,888	608,159
30,006	NEW JERSEY RESOURCES CORP.	1,175,091	1,370,374
131,440	PURE CYCLE CORP.(b)	830,167	1,305,199
16,611	SPIRE, INC.	833,011	1,230,543
		3,095,157	4,514,275	1.48%
	Sub-total Common Stocks:	313,140,029	289,072,259	94.49%
Convertible Bonds:
Health Care:
139,789	PDL BIOPHARMA, INC., 2.75%, 12/1/21	138,958	141,562
		138,958	141,562	0.05%
	Sub-total Convertible Bonds:	138,958	141,562	0.05%
Convertible Preferred Stocks:
Real Estate:
	WHEELER REAL ESTATE INVESTMENT TRUST, INC. (STEP
30,291	TO 10.75% ON 9/21/2023), 8.75%(e)	453,459	292,308
		453,459	292,308	0.10%
	Sub-total Convertible Preferred Stocks:	453,459	292,308	0.10%
Investment Companies:
Financials:
11,400	ISHARES RUSSELL 2000 ETF	1,608,190	1,526,460
		1,608,190	1,526,460	0.50%
	Sub-total Investment Companies:	1,608,190	1,526,460	0.50%
Preferred Stocks:
Industrials:
172,028	STEEL PARTNERS HOLDINGS L.P., 6.00%	2,938,276	3,650,434
		2,938,276	3,650,434	1.19%
	Sub-total Preferred Stocks:	2,938,276	3,650,434	1.19%
Rights:
Consumer Discretionary:
55,700	MEDIA GENERAL, INC. (CONTINGENT VALUE RIGHTS)(b)	-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
Warrants:
Health Care:
19,977	NANOVIBRONIX, INC.(b)(f)	200	-
		200	-	0.00%
	Sub-total Warrants:	200	-	0.00%
Short-Term Investments:
	FIDELITY INVESTMENTS MONEY MARKET
4,999,280	GOVERNMENT PORTFOLIO(g)	4,999,280	4,999,280
	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT
12,345,333	SELECT PORTFOLIO, 2.25%(h)	12,345,333	12,345,333
	Sub-total Short-Term Investments:	17,344,613	17,344,613	5.67%
	Grand total	$335,623,725	312,027,636	102.00%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2018, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 4.20% of net assets.
(d)	Security is either wholly or partially on loan.
(e)	For step bonds, the coupon rate disclosed is the current rate in effect.
(f)	Security has been deemed worthless and is a Level 3 investment.
(g)	Investment relates to cash collateral received from portfolio securities loaned.

See accompanying notes to financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2018

(h)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2017, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $16,001,365 with net sales of $3,656,032 during the fiscal year ended December 31, 2018.

See accompanying notes to financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2018

Clearwater Small Companies Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
227,600	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$2,360,733	2,428,492
40,000	BLACKROCK MUNICIPAL INCOME QUALITY TRUST			548,760	499,200
19,200	BLACKROCK MUNIENHANCED FUND INC			201,815	190,080
58,171	BLACKROCK MUNIHOLDINGS FUND II INC			822,153	753,896
69,429	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			724,569	884,525
57,300	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			729,193	657,231
35,700	BLACKROCK MUNIHOLDINGS QUALITY FUND INC			474,032	404,124
8,302	BLACKROCK MUNIYIELD FUND INC			122,288	103,941
55,111	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			701,111	675,110
142,461	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,846,525	1,769,366
51,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			729,423	648,835
101,896	BLACKROCK MUNIYIELD QUALITY FUND II INC			1,307,244	1,164,671
118,472	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,572,465	1,427,588
36,970	DREYFUS STRATEGIC MUNICIPAL BOND FUND INC			301,534	258,051
83,165	DWS MUNICIPAL INCOME TRUST			940,535	856,599
178,050	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,985,371	1,757,353
113,205	INVESCO MUNICIPAL OPPORTUNITY TRUST			1,410,253	1,265,632
60,000	INVESCO MUNICIPAL TRUST			773,718	668,400
76,122	INVESCO QUALITY MUNICIPAL INCOME TRUST			868,956	854,089
60,000	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			774,122	688,800
53,000	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			748,312	740,940
245,475	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			3,273,528	3,021,792
15,963	NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND			214,604	198,899
52,779	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			723,142	643,904
29,740	NUVEEN QUALITY MUNICIPAL INCOME FUND			409,650	372,946
28,000	PUTNAM MUNICIPAL OPPORTUNITIES TRUST			371,050	314,440
19,613	WESTERN ASSET MUNICIPAL PARTNERS FUND INC			246,036	272,621
	Sub-total Closed-End Funds:			25,181,122	23,521,525	4.44%
Municipal Bonds:
500,000	9TH AVENUE MET DIST #2 CO	12/1/2048	5.00	500,000	501,275
2,350,000	ACALANES CA UNION HIGH SCH DIST (STEP TO 6.55% ON 8/1/2024)(b)	8/1/2039	0.00	1,642,317	2,227,001
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,095,468	1,132,490
640,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	629,651	650,342
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,000	510,590
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(c)	12/1/2010	5.40	350,000	17,500
610,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	610,000	630,807
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,016,225	1,120,070
1,000,000	ALVORD CA UNIF SCH DIST (STEP TO 7.35% ON 8/1/2026)(b)	8/1/2046	0.00	581,238	972,150
1,000,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	977,875	1,008,010
500,000	ARIZONA ST INDL DEV AUTH EDU REVENUE(d)	7/15/2038	5.75	524,884	527,460
1,000,000	ARIZONA ST INDL DEV AUTH MF HSG REVENUE	1/1/2038	5.38	1,000,000	976,170
1,835,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,801,044	1,939,448
500,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	6/15/2036	5.00	507,178	502,385
750,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2043	4.00	741,843	764,393
650,000	ARLINGTON TX SPL TAX REVENUE	2/15/2041	5.00	703,249	710,353
500,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	500,000	502,585
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	512,821	548,790
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	505,141	538,605
500,000	ATLANTA GA DEV AUTH	7/1/2035	4.00	492,554	510,910
1,000,000	ATLANTA GA DEV AUTH SENIOR HLTH CARE FACS REVENUE	1/1/2023	6.00	991,251	1,001,240
750,000	ATLANTA GA DEV AUTH SENIOR HLTH CARE FACS REVENUE	1/1/2029	6.50	729,882	729,638
1,350,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,258,153	1,388,623

See accompanying notes to financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	BELLALAGO FL EDUCTNL FACS BENEFIT
	DIST CAPITAL IMPT REVENUE	5/1/2030	4.38	$986,350	1,050,590
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,187,230	1,336,309
885,000	BEXAR CNTY TX HSG FIN CORP	2/1/2035	3.75	885,000	891,912
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,071,568	2,158,140
500,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2035	6.25	500,000	522,365
305,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2045	6.25	305,000	315,153
1,500,000	BOLINGBROOK IL SPL SVC AREA SPL TAX	3/1/2030	4.00	1,558,194	1,567,980
650,000	BUFFALO HIGHLANDS MET DIST	12/1/2038	5.25	652,045	642,220
1,150,000	BURBANK IL EDUCTNL FACS REVENUE(d)	9/1/2035	6.00	1,150,000	1,189,376
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,041,281	1,213,210
380,000	BUTLER CNTY PA GEN AUTH REVENUE (FLOATING, ICE LIBOR USD 3M + 0.70%)(e)	10/1/2034	2.57	380,000	359,153
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	503,253	544,920
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE	8/1/2029	6.00	1,493,275	1,867,380
1,370,000	CAPITAL TRUST AGY FL CHRT SCHREVENUE	2/1/2035	5.38	1,370,000	1,364,835
750,000	CAPITAL TRUST AGY FL REVENUE	4/1/2035	7.00	750,000	731,460
1,750,000	CAPITAL TRUST AGY FL REVENUE(d)	12/1/2035	6.75	1,746,825	1,783,652
750,000	CAPITAL TRUST AGY FL REVENUE(d)	7/1/2037	6.75	750,000	764,535
750,000	CAPITAL TRUST AGY FL SENIOR LIVING REVENUE(d)	8/1/2027	5.00	750,000	736,643
750,000	CAPITAL TRUST AGY FL SENIOR LIVING REVENUE(d)	8/1/2032	5.38	750,000	732,675
500,000	CAPITAL TRUST AGY FL STUDENT HSG REVENUE(d)	12/1/2043	5.25	516,351	502,270
1,000,000	CARLSBAD CA UNIF SCH DIST (STEP TO 6.13% ON 8/1/2021)(b)	8/1/2031	0.00	854,445	1,130,500
705,000	CARMEL IN REVENUE	11/15/2022	6.00	698,985	667,064
1,000,000	CARMEL IN REVENUE	11/15/2027	7.00	1,012,553	959,810
750,000	CELEBRATION POINTE CMNTY DEV DIST #1 FL SPL ASSMNT REVENUE(d)	5/1/2032	5.00	755,057	776,580
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,013,377	1,085,460
365,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	323,939	365,376
1,000,000	CHICAGO HEIGHTS IL	12/1/2029	4.50	1,057,739	1,060,640
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,001,406	1,088,820
1,000,000	CHICAGO IL PARK DIST	1/1/2028	5.00	1,102,943	1,079,600
1,000,000	CLACKAMAS CNTY OR HOSP FAC AUTH REVENUE	11/15/2052	5.00	1,043,799	1,053,370
1,500,000	CLOVIS CA UNIF SCH DIST(f)	8/1/2030	0.00	746,121	899,205
650,000	CMWLTH FING AUTH PA TOBACCO MASTER SETTLEMENT PAYMENT REV	6/1/2039	4.00	646,835	658,132
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	737,157	814,410
750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(d)	5/15/2026	7.25	750,000	738,743
1,750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(d)	5/15/2044	8.13	1,930,056	1,694,070
500,000	COLORADO SCIENCE AND TECH PARK MET DIST #1	12/1/2033	5.00	506,178	506,825
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	994,812	1,028,260
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE(d)	9/1/2046	5.00	1,007,415	953,850
1,250,000	COLORADO ST HLTH FACS AUTH HOSP REVENUE	12/1/2048	5.00	1,314,984	1,355,675
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	989,099	1,105,070
1,000,000	COLTON CA JT UNIF SCH DIST (STEP TO 5.80% ON 8/1/2021)(b)	8/1/2035	0.00	862,680	1,011,550
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG FIN PROGRAM	11/15/2035	3.88	1,000,000	1,020,040

See accompanying notes to financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2035	3.75	$1,500,000	1,505,355
515,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2038	3.95	515,000	522,725
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	4,784,400
500,000	COPPERLEAF CO MET DIST #2	12/1/2030	5.25	500,000	520,585
500,000	COPPERLEAF CO MET DIST #2	12/1/2045	5.75	500,000	519,875
1,105,000	CORONA-NORCO CA UNIF SCH DIST	8/1/2039	6.80	1,104,492	1,443,870
637,000	CORTLAND IL SPL TAX REVENUE(c)	3/1/2017	5.50	633,881	127,400
500,000	COVENTRY OH LOCAL SCH DIST	11/1/2037	5.25	503,256	527,620
750,000	CRYSTAL CO CROSSING MET DIST	12/1/2040	5.25	750,000	741,308
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,006,773	1,099,440
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,003,395	2,043,040
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,001,331	1,022,470
800,000	DAUPHIN CNTY PA GEN AUTH UNIV REVENUE(d)	10/15/2022	4.00	798,513	794,136
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,016,395	1,119,940
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	492,317	522,730
1,000,000	DAYTON-MONTGOMERY CNTY OH PORT AUTH PROJ REVENUE	1/15/2040	7.00	1,000,000	1,026,100
500,000	DECATUR IL	3/1/2034	5.00	511,390	539,520
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(f)	2/1/2029	0.00	605,266	573,500
1,000,000	DEL MAR CA RACE TRACK AUTH	10/1/2035	5.00	1,041,843	1,066,670
220,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	220,000	222,033
1,000,000	DENVER CO URBAN RENEWAL AUTH TAX INCR REVENUE(d)	12/1/2039	5.25	984,960	988,690
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	526,395
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,057,140
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,071,210
1,200,000	DIST OF COLUMBIA REVENUE	7/1/2037	5.00	1,200,000	1,203,288
1,000,000	DISTRICT OF COLUMBIA HSG FIN AGY	9/1/2043	4.05	1,000,000	1,012,450
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	1,033,050
500,000	DOWDEN WEST CMNTY DEV DIST FL SPL ASSMNT REVENUE(d)	5/1/2039	5.40	500,000	502,320
3,000,000	DUBLIN CA UNIF SCH DIST(f)	8/1/2034	0.00	1,127,337	1,155,000
1,000,000	EAST CHICAGO IN SAN DIST REVENUE	7/15/2035	4.00	993,270	1,039,740
1,500,000	EAST MORGAN CNTY CO HOSP DIST COPS	12/1/2038	5.88	1,500,000	1,511,610
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,028,255	2,168,252
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	743,315	766,777
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,051,844	1,207,800
1,000,000	ENCINITAS CA UNION SCH DIST (STEP TO 6.75% ON 8/1/2022)(b)	8/1/2035	0.00	788,524	1,151,640
1,155,000	ENTERPRISE CA ELEM SCH DIST (STEP TO 6.20% ON 8/1/2021)(b)	8/1/2035	0.00	986,448	1,292,399
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,074,020
600,000	ESCONDIDO CA SPL TAX	9/1/2036	5.00	639,096	671,940
750,000	EVANSVILLE IN MF HSG REVENUE	1/1/2038	5.45	750,000	720,848
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	500,770
1,000,000	FAYETTE CNTY KY SCH DIST FIN CORP	8/1/2033	4.00	990,895	1,049,520
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,001,301	1,016,680
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(c)	5/1/2013	5.75	314,118	198,450
750,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	750,000	774,390
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(d)	6/15/2035	6.00	1,001,013	1,036,710
160,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	160,116	164,155
850,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2035	3.75	850,000	857,735
665,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2039	4.20	665,000	680,834

See accompanying notes to financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
2,000,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2045	4.20	$2,000,000	2,049,720
1,200,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(d)	8/25/2026	8.50	1,200,000	1,359,960
1,000,000	FRANKLIN CNTY KS UNIF SCH DIST #290	9/1/2039	4.75	1,039,884	1,089,780
1,000,000	FRANKLIN TN HLTH & EDUCTNL FACS BRD REVENUE(d)	6/1/2027	6.50	1,000,000	1,019,870
845,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	730,962	819,084
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	984,622	1,013,480
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	3,500,000	3,516,345
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	2,018,020
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2038	3.85	1,000,000	1,009,290
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2039	4.00	1,000,000	1,016,020
4,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2040	3.80	4,500,000	4,502,350
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2041	3.85	1,003,903	1,001,050
1,740,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2042	3.55	1,740,000	1,666,729
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,943,408	1,954,153
1,100,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2048	4.00	1,100,000	1,108,580
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2048	4.20	2,014,854	2,046,260
600,000	GLENDALE AZ INDL DEV AUTH	11/15/2036	5.00	616,415	601,668
550,000	GLENDALE AZ INDL DEV AUTH	11/15/2046	5.25	558,819	545,985
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE (STEP TO 5.50% ON 10/1/2023)(b)	10/1/2035	0.00	1,158,568	1,451,190
1,010,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	989,014	1,080,124
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE	8/15/2021	6.75	1,250,000	1,288,687
1,500,000	HARTNELL CA CMNTY CLG DIST (STEP TO 7.00% ON 8/1/2022)(b)	8/1/2034	0.00	1,172,232	1,592,130
3,500,000	HEALDSBURG CA UNIF SCH DIST (STEP TO 4.60% ON 8/1/2022)(b)	8/1/2037	0.00	2,971,703	3,179,575
1,000,000	HELENDALE CA SCH DIST (STEP TO 6.25% ON 8/1/2019)(b)	8/1/2034	0.00	964,179	1,248,800
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	753,995	818,857
800,000	HERITAGE HARBOUR FL N CDD SPL ASSMNT	5/1/2034	5.00	800,000	836,120
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,019,921	1,125,340
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	1,524,763	1,657,005
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2024	7.00	750,000	815,827
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2029	7.38	743,070	811,095
1,000,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2044	8.00	1,051,348	1,106,050
1,500,000	ILLINOIS ST	2/1/2030	4.00	1,493,287	1,559,850
500,000	ILLINOIS ST	7/1/2033	5.50	498,790	528,465
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,033,600
500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2032	6.00	500,000	549,915
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	680,832	698,794
515,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	515,000	515,314
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2036	5.00	501,505	515,820
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	768,455	774,277
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	487,213	503,360
500,000	ILLINOIS ST FIN AUTH REVENUE	5/1/2038	5.25	509,207	509,190
1,450,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2038	5.13	1,409,094	1,412,561
1,000,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2045	5.00	1,067,207	1,033,510
715,000	ILLINOIS ST HSG DEV AUTH	7/1/2034	4.95	715,000	758,072
1,000,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2041	3.88	1,000,000	1,001,710
1,000,000	ILLINOIS ST SALES TAX REVENUE	6/15/2033	5.00	1,078,038	1,071,520
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,582,721	1,649,490
1,000,000	IMPERIAL CA CMNTY CLG DIST	8/1/2040	6.75	1,008,087	1,293,520
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	493,518	501,440
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,029,399	3,228,960
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	494,080	525,215
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	988,209	1,086,470
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,029,416	1,062,020
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	5.88	529,762	548,935
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	987,646	1,105,750
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2046	5.25	1,034,465	1,041,770

See accompanying notes to financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	INDIANA ST HSG & CMNTY DEV AUTH MF HSG REVENUE	1/1/2036	5.75	$1,500,000	1,395,465
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2036	5.00	1,640,959	1,562,730
700,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE(d)	1/1/2038	5.25	685,953	735,308
630,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	630,000	644,402
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,026,190
1,300,000	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE(d)	11/15/2036	5.75	1,300,000	1,106,261
885,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	874,535	909,134
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	751,665
1,000,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2037	5.25	1,020,296	1,043,250
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	520,723	522,435
750,000	LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE(d)	12/1/2037	6.50	750,000	770,340
240,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2025	4.25	239,598	241,162
1,600,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,587,870	1,752,512
735,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	735,000	785,965
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	1,000,000	1,039,620
1,400,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,400,000	1,393,392
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(d)	5/1/2037	5.00	744,650	751,973
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2037	5.25	745,575	767,205
700,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2038	5.00	700,000	675,563
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(d)	5/1/2039	5.30	1,000,000	1,003,870
1,000,000	LAMBERTSON FARMS CO MET DIST #1REVENUE	12/15/2025	5.00	991,140	987,280
500,000	LAMBERTSON FARMS CO MET DIST #1REVENUE	12/15/2035	5.50	500,000	492,945
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,990,563	2,050,560
650,000	LEE CNTY FL INDL DEV AUTH(d)	12/1/2032	5.38	650,000	645,879
700,000	LEE CNTY FL INDL DEV AUTH(d)	12/1/2052	5.75	684,646	700,441
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	744,201	759,608
465,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	465,000	480,852
750,000	LEYDEN ROCK MET DIST #10	12/1/2045	5.00	766,952	750,345
1,000,000	LITTLETON VLG MET DIST #2 COLO SPL REV	12/1/2045	5.38	996,437	1,009,600
385,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REV	5/1/2024	5.63	385,000	393,251
250,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2026	4.00	249,684	247,485
500,000	LONG LAKE RESERVE CMNTY DEV DIST SPL ASSMNT	5/1/2038	5.00	498,745	486,675
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	1,011,733	1,100,540
220,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	220,000	221,386
500,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2025	5.25	527,970	525,760
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,013,959	1,086,470
700,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(d)	11/1/2037	5.65	700,000	717,444
700,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(d)	11/1/2039	5.50	700,000	708,820
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	534,834	549,977

See accompanying notes to financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2047	5.00	$1,101,733	1,088,690
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	747,426	787,650
415,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE (FLOATING, ICE LIBOR USD 3M + 0.70%)(e)	2/15/2036	2.45	415,000	397,840
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	493,634	527,340
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,561,534	1,578,690
1,480,000	LUZERNE CNTY PA	11/1/2026	7.00	1,491,949	1,537,764
1,000,000	MACON & MOULTRIE CNTYS IL CMNTY SCH DIST #3 MOUNT ZION	12/1/2041	5.50	1,019,772	1,104,800
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,008,843	1,054,180
1,080,000	MACOUPIN SANGAMON & MONTGOMERY CNTYS IL CMNTY SCH DIST #34	12/1/2037	4.25	1,110,330	1,107,853
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(c)	5/1/2014	5.60	250,000	56,250
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2035	4.00	1,000,000	1,019,890
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2036	3.90	1,000,000	1,016,630
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.55	1,000,000	960,190
1,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.85	1,500,000	1,488,975
500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2042	4.05	500,000	505,065
430,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	430,000	441,644
1,000,000	MALTA IL TAX INCR REVENUE(c)	12/30/2025	5.75	1,000,000	320,000
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	496,648	545,420
800,000	MARICOPA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2035	5.00	847,706	816,528
750,000	MARICOPA CNTY AZ INDL DEV AUTH SENIOR LIVING FACS REVENUE(d)	1/1/2036	5.75	741,928	747,585
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(f)	9/1/2041	0.00	145,556	23,174
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	374,890	233,861
745,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	759,133	741,364
750,000	MARTINEZ CA UNIF SCH DIST	8/1/2035	6.13	748,115	920,055
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	523,050
562,947	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	582,196	19,281
775,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	767,195	820,795
700,000	MASSACHUSETTS ST DEV FIN AGY REVENUE(d)	10/1/2047	5.00	749,587	713,860
685,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	685,000	700,803
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	700,000	732,928
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	700,000	731,080
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,050,350
625,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2040	5.05	625,000	628,731
2,770,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	2,770,000	2,770,914
2,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2046	4.20	2,000,000	2,024,100
160,000	MEAD NE TAX INCR REVENUE(c)	7/1/2012	5.13	160,000	14,880
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,027,599	1,055,590
600,000	MERRILLVILLE IN ECON DEV REVENUE	4/1/2036	5.75	600,000	552,510
500,000	MET PIER & EXPOSITION AUTH IL REVENUE	6/15/2057	5.00	521,246	511,580
1,000,000	MIAMI FL HLTH FACS AUTH	7/1/2038	5.13	1,039,414	1,078,850
135,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	131,055	142,694
750,000	MICHIGAN ST FIN AUTH REVENUE	11/15/2035	5.25	745,808	758,565
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,504,401	1,526,850
1,850,000	MICHIGAN ST HSG DEV AUTH	10/1/2035	4.10	1,850,000	1,895,602
855,000	MICHIGAN ST HSG DEV AUTH	12/1/2035	3.95	855,000	869,868
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2036	3.70	1,000,000	1,001,190
940,000	MICHIGAN ST HSG DEV AUTH	12/1/2040	3.95	940,000	944,070

See accompanying notes to financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
600,000	MICHIGAN ST HSG DEV AUTH	10/1/2042	3.75	$600,000	587,028
1,650,000	MICHIGAN ST HSG DEV AUTH	10/1/2043	4.00	1,650,000	1,639,654
315,000	MICHIGAN ST HSG DEV AUTH	12/1/2045	3.70	315,000	310,609
2,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2038	4.13	2,500,000	2,562,775
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,001,456	1,013,280
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	500,635
200,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	200,000	201,486
395,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	395,000	397,741
1,000,000	MISHAWAKA IN MF HSG REVENUE(d)	1/1/2038	5.38	1,000,000	976,170
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	978,774	1,046,800
35,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	35,000	35,124
1,000,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2048	3.80	1,000,000	977,240
920,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	920,000	930,442
600,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	600,000	636,552
1,000,000	MONTANA ST BRD OF HSG(g)	6/1/2045	0.00	1,000,000	1,003,070
935,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2037	3.95	935,000	948,314
840,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2038	4.00	842,342	862,957
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	514,820
890,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVENUE	7/1/2038	4.00	890,000	895,011
700,000	MORONGO BAND OF MISSION INDIANS CA REVENUE(d)	10/1/2042	5.00	700,000	714,021
631,973	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	631,972	568,775
200,000	MOUNT CARBON CO MET DIST REVENUE(c)	6/1/2043	8.00	-	44,000
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	517,943	526,805
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	613,055	664,581
371,000	N CENTRL TEXAS ST HLTH FAC DEV CORP	2/15/2025	5.38	371,000	371,200
380,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	380,000	394,980
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,079,870
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2042	6.20	999,341	1,190,680
600,000	NASHVILLE MET DEV & HSG AGY TN TAX INCR REVENUE(d)	6/1/2036	5.13	600,000	620,112
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,095,400
500,000	NAVAJO NATION AZ(d)	12/1/2030	5.50	527,295	550,580
570,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2035	3.75	570,000	575,979
970,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2035	3.90	970,000	985,743
1,080,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	3.85	1,080,000	1,082,743
110,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	110,000	110,542
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	974,844	1,078,850
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,043,920
300,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	300,000	300,378
1,500,000	NEW HAMPSHIRE ST HSG FIN AUTHMF REVENUE	7/1/2052	4.00	1,500,000	1,499,940
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2034	5.00	1,006,877	1,001,450
750,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2035	5.50	762,218	787,417
750,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE(d)	8/15/2036	5.00	754,906	750,690
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE	8/15/2036	5.50	1,004,052	1,012,310
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE(d)	8/15/2037	6.00	1,016,706	1,023,880
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,139,965	1,174,569

See accompanying notes to financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	NEW JERSEY ST ECON DEV AUTH	6/15/2037	5.00	$780,997	802,785
500,000	NEW JERSEY ST ECON DEV AUTH	6/15/2042	5.00	540,436	525,385
750,000	NEW JERSEY ST ECON DEV AUTH REVENUE	7/15/2047	5.00	802,067	786,607
125,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	6/1/2024	5.38	124,679	126,359
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	1,014,940
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	968,990	1,012,340
845,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2030	4.50	845,000	875,631
355,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2034	5.00	355,000	357,045
3,500,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2035	3.75	3,500,000	3,531,080
515,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2035	5.00	515,000	516,942
890,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2037	5.00	884,600	892,243
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	509,019	533,165
200,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	200,000	201,308
405,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	405,000	408,993
395,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	395,000	396,023
660,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	660,000	660,752
990,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	990,000	1,005,355
1,550,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2043	3.85	1,550,000	1,545,117
905,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2046	3.80	905,000	891,235
775,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	3.90	775,000	775,558
1,000,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	4.00	1,002,202	1,004,510
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.00	114,821	1
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2037	3.80	1,000,000	1,002,440
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2039	4.30	1,000,000	1,028,990
600,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2042	3.85	601,821	599,976
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2047	3.65	1,000,000	948,600
2,000,000	NEW YORK CITY NY MUNI WTR FIN AUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,125,181	2,189,880
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2041	4.10	1,000,000	1,018,350
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2042	4.00	1,000,000	1,009,460
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2048	3.95	1,000,000	1,002,070
1,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2034	3.65	1,500,000	1,507,890
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	532,465
4,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	4,000,000	4,022,080
955,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2036	3.90	955,000	979,362
470,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	470,000	462,706
1,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2043	4.20	1,000,000	1,027,970
1,500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2048	3.80	1,500,000	1,471,065
500,000	NORTH CAROLINA ST CAPITAL FACS FIN AGY EDUCTNL FACS REVENUE	6/1/2023	5.00	500,000	500,815
1,000,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2037	3.85	1,000,000	1,010,300
995,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2041	3.95	1,008,625	999,070
1,000,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2048	4.00	1,000,000	1,004,290
600,000	NORTH CAROLINA ST MED CARE COMMISSION RETMNT FACS REVENUE	10/1/2038	5.00	596,243	603,636
480,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2048	4.00	511,582	504,605
565,000	NORTH LAS VEGAS NV LOCAL IMPT(d)	12/1/2027	4.00	551,737	543,626
565,000	NORTH LAS VEGAS NV LOCAL IMPT(d)	12/1/2037	5.00	566,204	551,768

See accompanying notes to financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	$500,000	504,735
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,002,847	1,036,120
1,400,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2029	5.00	1,407,605	1,463,630
500,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2037	5.00	510,470	512,955
2,000,000	OAK PARK CA UNIF SCH DIST (STEP TO 7.10% ON 8/1/2021)(b)	8/1/2038	0.00	1,671,672	2,356,480
580,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	579,066	591,177
940,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	842,338	888,826
1,500,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2048	4.00	1,500,000	1,506,480
70,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	70,000	70,166
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2034	5.00	1,040,938	1,064,950
750,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2035	5.00	780,665	805,087
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2047	5.00	1,076,124	1,062,100
725,000	ORANGE CNTY FL HSG FIN AUTH	9/1/2035	3.80	725,000	733,084
2,000,000	OREGON ST	12/1/2039	3.90	2,000,000	2,009,720
665,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2035	3.75	665,000	672,375
800,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	800,000	803,224
1,310,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2048	3.75	1,310,000	1,273,503
500,000	PALISADE CO MET DIST #2 LIMITED TAX	12/1/2046	5.00	506,914	492,575
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2034	7.25	500,000	559,365
1,200,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2036	5.00	1,312,767	1,254,036
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2049	7.50	492,626	562,455
1,000,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2031	5.00	1,031,960	1,070,040
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE (FLOATING, ICE LIBOR USD 3M + 0.65%)(e)	7/1/2039	2.52	500,000	429,955
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2037	3.65	1,002,595	994,580
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	3.95	1,000,000	1,014,030
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	500,000	504,305
3,200,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2040	4.05	3,200,000	3,238,854
1,835,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.65	1,835,000	1,778,133
575,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	575,000	561,631
745,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	4.00	745,000	749,902
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2045	4.10	992,500	1,012,050
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE	12/1/2035	5.13	1,929,788	2,053,422
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE (STEP TO 4.60% ON 12/1/2021)(b)	12/1/2037	0.00	1,309,954	1,435,275
1,000,000	PEORIA AZ INDL DEV AUTH	11/15/2029	5.25	1,000,000	999,110
400,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	6/15/2023	6.13	400,000	423,624
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	739,661	756,630
1,000,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(d)	7/1/2036	5.13	985,729	1,004,010
750,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE	7/1/2042	6.30	785,156	829,447

See accompanying notes to financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	$2,519,374	2,708,050
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,057,406	1,114,070
900,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	12/1/2026	5.25	900,000	918,639
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	7,812	10,051
750,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	6/15/2037	4.75	736,425	740,003
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(f)	9/1/2031	0.00	1,342,727	1,218,656
820,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	811,368	815,474
750,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2035	5.13	750,000	764,715
2,000,000	PORT SAINT LUCIE FL RESEARCH FACS REVENUE	5/1/2033	5.00	2,021,541	2,078,440
1,000,000	PROMENADE CASTLE ROCK CO MET DIST #1	12/1/2025	5.13	1,000,000	1,051,130
380,000	PUBLIC FIN AUTH WI CCRC REVENUE(d)	6/1/2020	7.00	378,743	393,304
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE(d)	6/1/2046	8.25	1,542,285	1,679,730
16,520	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2046	0.00	699	483
18,299	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2047	0.00	763	531
17,930	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2048	0.00	739	516
17,786	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2049	0.00	725	508
17,496	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2050	0.00	705	496
18,980	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2051	0.00	757	534
451,406	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(e)(h)	7/1/2051	3.75	449,050	404,731
19,357	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2052	0.00	763	540
19,095	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2053	0.00	745	529
18,909	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2054	0.00	731	520
18,634	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2055	0.00	714	509
18,360	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2056	0.00	697	498
94,915	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)	7/1/2056	5.50	94,899	88,132
18,454	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2057	0.00	1,476	497
18,165	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2058	0.00	676	486
17,992	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2059	0.00	664	479
17,834	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2060	0.00	653	471
17,573	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2061	0.00	639	461
17,400	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2062	0.00	628	454
17,125	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2063	0.00	613	444
16,967	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2064	0.00	604	437
16,823	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2065	0.00	595	431
16,731	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2066	0.00	587	426
215,987	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(f)	1/1/2067	0.00	7,396	5,464
655,000	PUBLIC FIN AUTH WI REVENUE	4/1/2025	5.00	658,480	688,556

See accompanying notes to financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,250,000	PUBLIC FIN AUTH WI REVENUE(d)	11/1/2028	6.25	$1,250,000	1,322,712
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	634,080
1,000,000	PUBLIC FIN AUTH WI REVENUE(d)	1/1/2033	6.13	988,345	1,044,600
341,645	PUBLIC FIN AUTH WI REVENUE(f)	10/1/2042	0.00	378,299	61,908
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	540,608	495,930
1,130,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE(d)	11/15/2024	5.00	1,127,116	1,193,958
700,000	PUBLIC FIN AUTH WIS ED REV	7/1/2038	5.00	729,512	733,971
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,579,965
1,045,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	1,045,000	1,151,883
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2034	7.50	746,471	837,000
1,000,000	REDONDO BEACH CA UNIF SCH DIST	8/1/2034	6.38	998,088	1,267,550
750,000	REEF-SUNSET CA UNIF SCH DIST (STEP TO 4.85% ON 8/1/2021)(b)	8/1/2038	0.00	662,669	718,890
665,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	662,321	678,726
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	754,388
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,014,902	1,193,660
1,000,000	ROCHESTER MN	9/1/2038	5.13	1,000,000	968,630
500,000	ROWLEY MA	5/1/2027	4.00	500,181	500,655
1,500,000	S TAHOE CA JT PWRS FING AUTH LEASE REVENUE	10/1/2030	5.00	1,603,285	1,683,225
425,000	S WSTRN IL DEV AUTH(c)	10/1/2022	7.00	425,000	246,500
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE (FLOATING, ICE LIBOR USD 3M + 0.57%)(e)	6/1/2039	2.41	350,000	327,894
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	761,264	752,438
750,000	SAINT TAMMANY LA PUBLIC TRUST FING AUTH	11/15/2037	5.25	759,400	783,787
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	524,140
1,500,000	SAN GABRIEL CA UNIF SCH DIST	8/1/2039	5.35	1,497,101	1,650,810
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,035,175	1,105,540
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	506,526	548,840
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,010,640	1,133,480
1,000,000	SCOTTS BLUFF CNTY NE HOSP AUTH	2/1/2037	5.25	1,047,534	1,053,060
500,000	SEATTLE WA HSG AUTH	12/1/2047	3.85	500,000	493,965
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	779,459	857,857
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	490,285	522,520
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2019	5.35	134,966	375
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	5.55	556,862	1,563
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	6.00	-	1
525,000	SHERIDAN AR SCH DIST #37	2/1/2047	4.00	535,522	529,531
10,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2023	6.50	10,000	10,409
215,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	211,134	226,126
230,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	228,117	233,947
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,045,745	1,057,160
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,451,347	1,642,956
500,000	SOUTH DAKOTA ST HLTH & EDUCTNL FACS AUTH	9/1/2032	5.00	499,500	515,655
1,000,000	SPRINGDALE AR SALES & USE REVENUE	4/1/2041	3.60	971,577	975,990
500,000	ST VRAIN LAKES MET DIST #2	12/1/2037	5.00	500,000	482,780
1,000,000	STC MET DIST #2 CO	12/1/2038	6.00	971,658	1,016,620
142,538	STERLING HILL FL CDD CAPITAL IMPT REVENUE(c)	11/1/2010	5.50	142,538	91,224

See accompanying notes to financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	$1,063,005	1,092,690
2,320,000	SULPHUR SPRINGS CA UNION SCH DIST COPS	12/1/2037	6.50	2,318,188	2,802,747
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,483,768	1,535,100
1,100,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2040	5.00	1,153,430	1,180,916
500,000	TALLMAN GULCH MET DIST CO	12/1/2047	5.25	500,000	477,805
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,054,063	1,081,680
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE(c)	11/15/2022	5.50	1,000,000	790,000
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2024	5.63	750,000	757,433
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2035	5.00	774,177	756,023
1,485,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2037	6.63	1,508,362	1,624,857
750,000	TAYLOR MI BROWNFIELD REDEV AUTH	5/1/2032	5.00	782,016	813,322
500,000	TEMPE AZ INDL DEV AUTH REVENUE(d)	10/1/2024	4.70	498,724	504,420
500,000	TEMPE AZ INDL DEV AUTH REVENUE(d)	10/1/2037	6.00	502,989	539,060
875,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2031	3.60	883,429	885,999
930,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2036	3.70	930,000	933,627
1,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2042	3.85	1,000,000	996,930
985,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2042	3.90	985,000	986,409
780,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2047	3.65	780,000	746,632
1,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2049	3.95	1,000,000	1,000,000
2,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2049	4.05	2,000,000	2,015,020
540,000	TENNESSEE ST HSG DEV AGY	1/1/2035	3.85	540,000	545,686
310,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	310,000	310,428
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2048	4.25	1,020,339	1,021,040
700,000	TOBACCO SETTLEMENT FING CORP NJ	6/1/2046	5.00	705,185	705,404
1,500,000	TOLOMATO FL CDD	5/1/2040	3.75	1,440,234	1,463,310
125,000	TOLOMATO FL CDD(c)	5/1/2040	6.61	-	1
185,000	TOLOMATO FL CDD (STEP TO 6.61% ON 11/1/2021)(b)	5/1/2040	0.00	154,935	147,118
115,000	TOLOMATO FL CDD (STEP TO 6.61% ON 11/1/2024)(b)	5/1/2040	0.00	77,009	74,944
85,000	TOLOMATO FL CDD (STEP TO 6.61% ON 5/1/2019)(b)	5/1/2040	0.00	81,531	83,348
50,000	TOLOMATO FL CDD (STEP TO 6.61% ON 5/1/2022)(b)	5/1/2040	0.00	45,129	40,675
1,000,000	TRACY CA JT UNIF SCH DIST (STEP TO 7.30% ON 8/1/2027)(b)	8/1/2041	0.00	633,322	854,560
600,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2046	7.13	640,452	659,826
750,000	TRAVIS CNTY TX HLTH FACS DEV CORP(e)(h)	1/1/2047	5.25	750,000	782,437
700,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2038	5.38	700,000	688,380
500,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	498,623	516,735
1,250,000	TUSTIN CA UNIF SCH DIST (STEP TO 6.00% ON 8/1/2019)(b)	8/1/2028	0.00	1,203,135	1,338,750
485,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2023	6.50	479,988	492,886
750,000	UPPER IL RIVER VLY DEV AUTH(d)	12/1/2022	4.00	744,624	736,928
750,000	UPPER IL RIVER VLY DEV AUTH(d)	12/1/2037	5.25	765,233	743,753
1,000,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(d)	7/15/2033	4.65	989,540	968,150
1,500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	10/15/2033	6.50	1,500,000	1,502,205
1,000,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(d)	4/15/2045	6.00	1,011,367	1,017,300

See accompanying notes to financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
140,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	$140,000	141,847
490,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	481,862	508,101
1,000,000	VANCOUVER WA HSG AUTH	8/1/2034	3.75	982,597	1,011,810
680,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	677,291	711,647
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	1,036,710
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,010,750
3,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	3,490,250	3,514,980
1,180,000	VLG FL CDD #7 SPL ASSMNT REVENUE	5/1/2036	4.00	1,172,700	1,201,759
530,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2025	6.00	532,801	564,519
1,000,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2031	5.00	1,001,588	1,065,030
750,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2031	5.00	798,364	777,975
675,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2035	5.75	675,000	667,359
600,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2036	5.00	635,328	609,366
500,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2038	5.00	544,070	523,220
985,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2047	4.00	1,044,870	1,024,814
4,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	4,000	3,814
125,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	6.60	124,091	119,605
1,500,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2032	3.75	1,500,000	1,525,110
10,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2039	4.10	10,000	10,019
520,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2047	4.13	520,000	531,700
1,500,000	WEST VLY CITY UT MUNI BLDG AUTH LEASE REVENUE	2/1/2039	5.00	1,657,103	1,680,615
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	568,687	575,284
685,000	WESTMONT IL PARK DIST(f)	12/1/2031	0.00	321,648	367,126
685,000	WESTMONT IL PARK DIST(f)	12/1/2033	0.00	279,966	319,833
1,350,000	WICHITA KS HLTH CARE FACS REVENUE	5/15/2034	6.25	1,350,000	1,351,350
600,000	WICHITA KS HLTH CARE FACS REVENUE	12/1/2036	5.25	604,800	616,776
1,000,000	WINDSHIRE PARK CO MET DIST #2	12/1/2047	6.50	1,086,846	1,059,540
750,000	WIREGRASS FL CDD CAPITAL IMPT REVENUE	5/1/2035	5.38	745,907	775,305
905,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	906,035	917,453
630,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	633,399	665,570
1,300,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2032	5.00	1,399,560	1,450,423
700,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2037	5.00	732,236	713,125
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	9/15/2040	5.00	518,189	509,815
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	2,070,874	2,115,420
1,400,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	9/15/2045	5.00	1,447,899	1,423,338
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2048	5.13	1,962,558	1,974,280
500,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2035	3.88	500,000	508,265
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2040	4.00	1,000,000	1,009,990
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2042	3.90	1,004,566	1,003,310
1,500,000	WISCONSIN ST HSG & ECON DEV AUTH	5/1/2055	4.15	1,500,000	1,506,900
935,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	928,858	985,060
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	745,111	771,420
1,000,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	3.90	1,000,000	1,010,710
1,645,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	1,645,000	1,659,789
350,934	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.25	351,276	294,784
	Sub-total Municipal Bonds:			483,019,660	494,725,600	93.44%

See accompanying notes to financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Short-Term Investments:
4,274,380	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 2.25%(i)			$4,274,380	4,274,380
	Sub-total Short-Term Investments:			4,274,380	4,274,380	0.80%
	Grand total			$512,475,162	522,521,505	98.68%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements. (b) For step bonds, the coupon rate disclosed is the current rate in effect.

(c)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(e)	Variable rate security. Rate as of December 31, 2018 is disclosed.

(f)	Zero coupon bond.

(g)	When-Issued Security. Coupon rate is not in effect at December 31, 2018

(h)	These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand.

(i)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2017, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $6,336,567 with net sales of $2,062,187 during the fiscal year ended December 31, 2018.

Diversification of investments representing geographic diversification, as a percentage of total investments at fair value, is as follows:

Geographical Diversification	Percent
Florida	11.05%
California	9.10
Illinois	8.12
Texas	6.44
Georgia	4.89
New York	4.81
Wisconsin	4.32
Pennsylvania	4.04
Indiana	3.98
Colorado	3.80
Other	39.45
100.00%

See accompanying notes to financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

At December 31, 2018, the Fund had open futures contracts as follows:

Type	Number of Contracts	Notional Amount (000s)	Contract Position	Contract Exp.	Value and Unrealized Appreciation (Depreciation) (000s)
10-Year U.S. Treasury Note	292	$(35,628,563)	Short	3/19	$(785,705)
U.S. Treasury Long Bond	93	(13,578,000)	Short	3/19	(610,631)
2-Year U.S. Treasury Note	125	(26,539,063)	Short	3/19	(166,406)
5-Year U.S. Treasury Note	224	(25,690,000)	Short	3/19	(392,710)
					$(1,955,452)

See accompanying notes to financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2018

Clearwater Tax-Exempt Bond Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
9,751	AGL ENERGY LTD.	$126,684	141,483
23,329	ALUMINA LTD.	18,928	37,793
41,047	APA GROUP	230,317	245,747
2,554	ASX LTD.	51,631	107,827
75,312	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	1,094,139	1,297,505
70,369	BENDIGO & ADELAIDE BANK LTD.	468,821	534,800
179,910	BGP HOLDINGS PLC(b)(c)	-	-
11,117	BHP BILLITON LTD.	128,168	268,030
10,199	BORAL LTD.	28,970	35,487
17,400	BRAMBLES LTD.	64,294	124,395
3,878	CALTEX AUSTRALIA LTD.	79,021	69,598
8,174	CHALLENGER LTD.	60,028	54,637
971	COCHLEAR LTD.	35,893	118,709
6,356	COLES GROUP LTD.(b)	57,654	52,558
22,702	COMMONWEALTH BANK OF AUSTRALIA	832,770	1,157,527
42,331	CSL LTD.	2,710,732	5,520,701
14,184	DEXUS	62,970	106,099
97,180	FORTESCUE METALS GROUP LTD.	212,026	286,800
18,737	GOODMAN GROUP	48,414	140,289
12,754	GPT GROUP (THE)	47,798	47,971
18,658	HARVEY NORMAN HOLDINGS LTD. (ATHENS EXCHANGE)	44,300	41,528
26,089	HEALTHSCOPE LTD.	43,927	40,978
18,683	INCITEC PIVOT LTD.	30,152	43,163
46,677	INSURANCE AUSTRALIA GROUP LTD.	120,292	230,139
12,403	LENDLEASE GROUP	80,469	101,600
7,617	MACQUARIE GROUP LTD.	165,840	582,911
41,869	NATIONAL AUSTRALIA BANK LTD.	654,513	709,835
6,653	NEWCREST MINING LTD.	50,401	102,156
24,361	OIL SEARCH LTD.	133,952	122,856
65,479	ORIGIN ENERGY LTD.(b)	315,103	298,397
16,330	ORORA LTD.	16,762	35,311
416	PERPETUAL LTD.	7,027	9,517
2,468	RAMSAY HEALTH CARE LTD.	49,765	100,354
20,500	SANTOS LTD.	45,732	79,127
79,771	SCENTRE GROUP	177,924	219,128
5,884	SEEK LTD.	49,598	70,123
9,824	SONIC HEALTHCARE LTD.	79,849	152,991
101,955	SOUTH32 LTD.	70,421	240,570
11,647	STAR ENTERTAINMENT GROUP (THE) LTD.	31,304	37,408
9,837	SYDNEY AIRPORT	33,263	46,630
16,365	TABCORP HOLDINGS LTD.	33,181	49,450
30,431	TELSTRA CORP. LTD.	64,367	61,087
13,099	TRANSURBAN GROUP	36,728	107,486
12,264	TREASURY WINE ESTATES LTD.	49,093	127,845
33,315	VICINITY CENTRES	46,791	61,010
52,115	WESTPAC BANKING CORP.	691,073	919,148
3,970	WOODSIDE PETROLEUM LTD.	74,324	87,579
16,846	WOOLWORTHS GROUP LTD.	309,168	349,083
7,869	WORLEYPARSONS LTD.	62,034	63,296
		9,926,611	15,438,662	2.94%
Austria:
3,566	ERSTE GROUP BANK A.G.(b)	63,770	118,691
93	IMMOFINANZ A.G.(b)	-	2,227
313	STRABAG S.E. (BEARER)	5,505	9,198
		69,275	130,116	0.02%
Belgium:
7,120	AGEAS	106,907	320,599
13,335	ANHEUSER-BUSCH INBEV S.A./N.V.	463,202	881,574
16,493	BARCO N.V.	1,404,118	1,868,899
23,586	GROUPE BRUXELLES LAMBERT S.A.	2,063,872	2,055,960
4,347	KBC GROUP N.V.	101,356	282,299
74,246	ONTEX GROUP N.V.	2,249,833	1,522,706
2,190	PROXIMUS SADP	49,577	59,267
1,462	TELENET GROUP HOLDING N.V.	71,483	68,009

See accompanying notes to financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Belgium (Cont’d):
1,091	UCB S.A.	$30,547	89,126
		6,540,895	7,148,439	1.36%
Brazil:
14,900	AMBEV S.A.	57,379	59,127
33,616	AMBEV S.A. ADR(d)	129,460	131,775
891,700	CAMIL ALIMENTOS S.A.(b)	2,235,422	1,622,005
443,400	GRENDENE S.A.	1,138,996	938,110
108,700	M DIAS BRANCO S.A.(b)	1,228,616	1,200,376
15,405	RAIA DROGASIL S.A.(b)	313,299	227,155
		5,103,172	4,178,548	0.80%
Canada:
3,525	AGNICO EAGLE MINES LTD.	117,901	142,270
4,817	ALIMENTATION COUCHE-TARD, INC., CLASS B	138,408	239,615
31,523	ALTAGAS LTD.	346,931	320,956
2,039	ATCO LTD., CLASS I	61,318	57,666
75,800	BADGER DAYLIGHTING LTD.	1,322,312	1,790,617
1,832	BANK OF MONTREAL	92,850	119,687
4,788	BANK OF NOVA SCOTIA (THE)	166,799	238,664
22,326	BARRICK GOLD CORP.	176,666	301,398
5,398	BLACKBERRY LTD.(b)	37,914	38,393
61,627	BOMBARDIER, INC., CLASS B(b)	68,769	91,637
17,842	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	164,184	683,778
11,740	CAE, INC.	85,345	215,761
290,300	CANACCORD GENUITY GROUP, INC.	1,083,675	1,226,949
15,100	CANADA GOOSE HOLDINGS, INC.(b)	252,671	660,100
6,639	CANADIAN IMPERIAL BANK OF COMMERCE	268,953	494,472
15,994	CANADIAN NATIONAL RAILWAY CO.	292,557	1,184,554
20,842	CANADIAN NATURAL RESOURCES LTD.	431,693	502,883
3,606	CANADIAN PACIFIC RAILWAY LTD.	112,878	639,846
21,065	CANADIAN PACIFIC RAILWAY LTD. (NEW YORK EXCHANGE)	2,674,392	3,741,565
744	CANADIAN TIRE CORP. LTD., CLASS A	50,047	77,790
4,317	CANADIAN UTILITIES LTD., CLASS A	103,924	99,039
79,706	CANADIAN WESTERN BANK	1,659,968	1,520,322
1,538	CANOPY GROWTH CORP.(b)	41,295	41,244
1,570	CCL INDUSTRIES, INC., CLASS B	45,979	57,570
15,529	CENOVUS ENERGY, INC.	128,728	109,199
6,978	CGI GROUP, INC., CLASS A(b)	55,128	426,797
167	CONSTELLATION SOFTWARE, INC.	49,226	106,896
124,624	CRESCENT POINT ENERGY CORP.	404,640	377,925
56,007	DOLLARAMA, INC.	2,134,686	1,332,074
7,455	ECN CAPITAL CORP.	17,223	18,840
1,310	ENBRIDGE, INC.	44,215	40,695
40,173	ENCANA CORP.	253,707	231,881
211	FAIRFAX FINANCIAL HOLDINGS LTD.	52,589	92,885
2,444	FINNING INTERNATIONAL, INC.	42,835	42,607
5,843	FIRST QUANTUM MINERALS LTD.	37,831	47,251
6,289	FORTIS, INC.	195,157	209,649
2,389	FRANCO-NEVADA CORP.	109,265	167,521
280	GEORGE WESTON LTD.	20,256	18,469
6,104	GILDAN ACTIVEWEAR, INC.	33,435	185,284
343,500	GRAN TIERRA ENERGY, INC.(b)	836,165	749,802
78,287	IMPERIAL OIL LTD.	2,762,795	1,983,554
2,867	INTER PIPELINE LTD.	40,976	40,615
1,100	INTERNATIONAL PETROLEUM CORP.(b)	2,833	3,624
3,109	KEYERA CORP.	64,690	58,778
33,281	KINROSS GOLD CORP.(b)	62,810	107,264
2,077	LOBLAW COS. LTD.	71,240	92,972
9,476	MAGNA INTERNATIONAL, INC.	61,549	430,140
31,473	MANULIFE FINANCIAL CORP.	380,571	446,551
2,136	METHANEX CORP.	47,654	102,732
3,000	METRO, INC.	54,328	104,029
111,100	MULLEN GROUP LTD.	1,569,568	993,650
55,200	NORTH WEST (THE) CO., INC.	1,200,140	1,270,425
13,432	NUTRIEN LTD.	376,707	630,867
2,600	ONEX CORP.	105,376	141,598
6,564	OPEN TEXT CORP.	72,477	213,960

See accompanying notes to financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
23,139	PEMBINA PIPELINE CORP.(e)	$537,455	686,611
7,859	PRAIRIESKY ROYALTY LTD.	102,723	101,720
3,681	RESTAURANT BRANDS INTERNATIONAL, INC.	137,022	192,301
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	88,358
9,354	ROGERS COMMUNICATIONS, INC., CLASS B	221,766	479,348
27,066	ROYAL BANK OF CANADA	909,444	1,852,510
33,900	RUSSEL METALS, INC.	637,018	529,656
4,800	SAPUTO, INC.	103,951	137,791
6,379	SHAW COMMUNICATIONS, INC., CLASS B	97,657	115,459
62,400	SHAWCOR LTD.	1,504,741	757,832
24,030	SHOPIFY, INC., CLASS A(b)	2,888,658	3,326,954
2,748	SMARTCENTRES REAL ESTATE INVESTMENT TRUST	63,598	62,057
2,648	STARS GROUP (THE), INC.(b)	43,347	43,720
11,810	SUN LIFE FINANCIAL, INC.	235,812	391,792
31,468	SUNCOR ENERGY, INC.	732,287	878,900
19,201	TECK RESOURCES LTD., CLASS B	97,101	413,359
4,548	TELUS CORP.	59,716	150,745
8,041	THOMSON REUTERS CORP.	206,631	388,326
30,016	TORONTO-DOMINION BANK (THE)	557,894	1,492,005
3,843	TOURMALINE OIL CORP.	55,100	47,798
6,906	TRANSCANADA CORP.	237,386	246,607
104	TRISURA GROUP LTD.(b)	490	1,988
24,044	TURQUOISE HILL RESOURCES LTD.(b)	45,911	39,627
5,627	VERMILION ENERGY, INC.	134,303	118,541
5,757	WHEATON PRECIOUS METALS CORP.	78,969	112,382
25,967	YAMANA GOLD, INC.	47,753	61,056
		30,873,026	37,982,753	7.24%
China:
19,006	BAIDU, INC. ADR(b)(d)	2,737,019	3,014,352
1,632,000	CHINA ZHENGTONG AUTO SERVICES HOLDINGS LTD.	941,242	973,302
3,511,000	GOODBABY INTERNATIONAL HOLDINGS LTD.	1,722,762	1,103,002
1,821,000	GREATVIEW ASEPTIC PACKAGING CO. LTD.	947,230	988,347
81,300	HOLLYSYS AUTOMATION TECHNOLOGIES LTD.	1,724,345	1,423,563
132,000	SHANGHAI HAOHAI BIOLOGICAL TECHNOLOGY CO. LTD., CLASS H(f)	763,143	659,115
91,055	TENCENT HOLDINGS LTD.	1,282,739	3,651,270
3,198,500	XTEP INTERNATIONAL HOLDINGS LTD.	1,375,201	1,735,984
		11,493,681	13,548,935	2.58%
Denmark:
89	AP MOLLER - MAERSK A/S, CLASS A	93,960	105,164
87	AP MOLLER - MAERSK A/S, CLASS B	85,723	109,262
4,708	CARLSBERG A/S, CLASS B	282,020	500,385
32,870	CHR HANSEN HOLDING A/S	1,451,916	2,908,439
1,500	COLOPLAST A/S, CLASS B	27,666	139,262
12,200	DANSKE BANK A/S	119,186	241,323
1,592	DSV A/S	48,904	104,855
200	FLSMIDTH & CO. A/S	6,012	8,996
808	GENMAB A/S(b)	101,229	132,362
919	H LUNDBECK A/S	40,931	40,249
29,596	ISS A/S	838,138	826,817
19,998	MATAS A/S	186,345	177,992
44,542	NILFISK HOLDING A/S(b)	2,368,316	1,575,528
22,318	NOVO NORDISK A/S, CLASS B	284,367	1,020,261
2,500	NOVOZYMES A/S, CLASS B	39,158	111,601
1,032	ORSTED A/S(f)	67,805	69,001
3,096	PANDORA A/S	37,894	126,045
3,250	TOPDANMARK A/S	33,362	151,116
3,244	VESTAS WIND SYSTEMS A/S	150,564	244,974
3,896	WILLIAM DEMANT HOLDING A/S(b)	70,444	110,546
		6,333,940	8,704,178	1.66%
Finland:
79,749	AMER SPORTS OYJ(b)	1,439,760	3,505,960
2,770	ELISA OYJ	86,574	114,508
65,843	HUHTAMAKI OYJ	1,968,293	2,042,151
1,396	KESKO OYJ, CLASS B	30,705	75,335
4,902	KONE OYJ, CLASS B	86,493	233,870

See accompanying notes to financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Finland (Cont’d):
7,075	NESTE OYJ	$67,704	546,032
61,900	NOKIA OYJ	203,584	356,737
2,240	NOKIAN RENKAAT OYJ	31,307	68,833
41,200	NORDEA BANK ABP	445,789	346,690
1,960	ORION OYJ, CLASS B	49,561	67,999
103,442	OUTOTEC OYJ(b)	822,621	364,327
3,014	SAMPO OYJ, CLASS A	114,453	132,641
15,829	STORA ENSO OYJ (REGISTERED)	75,698	182,902
11,934	UPM-KYMMENE OYJ	99,928	302,865
1,849	VALMET OYJ	14,443	38,027
7,056	WARTSILA OYJ ABP	56,960	112,333
		5,593,873	8,491,210	1.62%
France:
1,275	ACCOR S.A.	29,826	54,211
3,443	AEROPORTS DE PARIS	334,974	652,867
10,877	AIRBUS S.E.	357,319	1,046,337
1,093	ARKEMA S.A.	77,841	93,873
435	ATOS S.E.	30,494	35,626
30,343	AXA S.A.	403,058	655,608
19,113	BNP PARIBAS S.A.	807,283	864,452
16,698	BOLLORE S.A.	52,911	66,961
2,871	BOUYGUES S.A.	90,917	103,091
3,068	CAPGEMINI S.E.	111,959	305,116
3,573	CARREFOUR S.A.	61,377	61,038
1,132	CASINO GUICHARD PERRACHON S.A.	48,506	47,133
5,031	CIE DE SAINT-GOBAIN	154,127	168,115
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN S.C.A.	180,725	338,142
1,133	COVIVIO	96,781	109,303
26,672	CREDIT AGRICOLE S.A.	211,038	288,176
9,359	DANONE S.A.	473,663	659,576
1,781	EDENRED	26,435	65,523
67,951	ENGIE S.A.	864,155	975,132
17,825	ESSILORLUXOTTICA S.A.	2,031,140	2,218,958
17,693	ESSILORLUXOTTICA S.A. (NEW YORK EXCHANGE)	2,205,498	2,239,015
2,806	EURAZEO S.E.	77,893	198,685
1,129	FAURECIA S.A.	46,529	42,778
711	GECINA S.A.	70,962	92,053
9,468	GETLINK	72,457	127,247
553	ICADE	41,166	42,134
452	ILIAD S.A.	49,749	63,518
1,026	KERING S.A.	174,510	483,852
2,335	KLEPIERRE S.A.	57,367	72,127
2,119	LAGARDERE S.C.A.	50,227	53,461
4,882	LEGRAND S.A.	111,114	275,762
6,266	L’OREAL S.A.	661,338	1,444,469
15,538	LVMH MOET HENNESSY LOUIS VUITTON S.E.	2,208,683	4,596,648
34,063	MAISONS DU MONDE S.A.(f)	916,708	652,153
20,736	NATIXIS S.A.	68,871	97,860
39,439	ORANGE S.A.	438,130	639,625
21,847	PERNOD RICARD S.A.	3,359,825	3,586,971
12,969	PEUGEOT S.A.	78,174	277,050
4,895	RENAULT S.A.	134,511	305,941
5,492	REXEL S.A.	64,050	58,520
2,684	SAFRAN S.A.	123,278	324,125
23,341	SANOFI	1,427,291	2,023,372
278	SCHNEIDER ELECTRIC S.E.	8,838	19,047
7,138	SCHNEIDER ELECTRIC S.E. (EURONEXT PARIS EXCHANGE)	267,356	488,412
1,813	SCOR S.E.	36,441	81,844
336	SEB S.A.	48,745	43,425
5,438	SES S.A.	87,032	104,113
14,520	SOCIETE GENERALE S.A.	503,103	462,822
24,728	SODEXO S.A.	2,228,896	2,535,724
9,578	TELEVISION FRANCAISE 1	79,414	77,696
1,413	THALES S.A.	81,763	165,132
21,913	TOTAL S.A.	1,029,479	1,159,433
2,116	UNIBAIL-RODAMCO-WESTFIELD	299,241	328,265

See accompanying notes to financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont’d):
13,671	VEOLIA ENVIRONNEMENT S.A.	$145,445	281,239
7,810	VINCI S.A.	316,569	644,457
93,643	VIVENDI S.A.	1,834,950	2,283,163
1,345	WENDEL S.A.	91,561	161,346
		25,941,693	35,342,722	6.74%
Germany:
18,704	ADIDAS A.G.	2,905,559	3,908,852
8,277	ALLIANZ S.E. (REGISTERED)	727,077	1,660,918
4,823	AROUNDTOWN S.A.	40,848	39,897
15,026	BASF S.E.	542,099	1,039,849
14,908	BAYER A.G. (REGISTERED)	793,310	1,034,416
4,753	BAYERISCHE MOTOREN WERKE A.G. (OTC EXCHANGE)	388,601	385,015
2,206	BEIERSDORF A.G.	146,950	230,409
1,188	BRENNTAG A.G.	43,546	51,315
29,496	COMMERZBANK A.G.(b)	190,394	195,437
916	CONTINENTAL A.G.	47,943	126,728
946	COVESTRO A.G.(f)	54,302	46,802
17,639	DAIMLER A.G. (REGISTERED)	589,913	927,836
4,525	DEUTSCHE BOERSE A.G.	273,151	544,115
2,487	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	29,539	56,135
17,828	DEUTSCHE POST A.G. (REGISTERED)	210,542	488,396
72,227	DEUTSCHE TELEKOM A.G. (REGISTERED)	948,582	1,226,416
3,463	DEUTSCHE WOHNEN S.E.	80,362	158,709
11,958	E.ON S.E.	90,058	118,197
594	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	21,418	38,548
6,867	FRESENIUS S.E. & CO. KGAA	150,261	333,440
30,101	GERRESHEIMER A.G.	2,083,037	1,974,451
73,528	GRAND CITY PROPERTIES S.A.	1,167,640	1,596,437
2,246	HANNOVER RUECK S.E.	94,321	302,884
3,952	HEIDELBERGCEMENT A.G.	143,515	241,705
876	HENKEL A.G. & CO. KGAA (OTC EXCHANGE)	69,312	86,065
2,600	HOCHTIEF A.G.	108,936	350,622
1,280	HUGO BOSS A.G.	70,065	79,077
21,437	INFINEON TECHNOLOGIES A.G.	117,250	426,509
55,499	JENOPTIK A.G.	1,092,855	1,448,534
1,054	KION GROUP A.G.	60,202	53,534
1,373	LINDE A.G.	199,368	304,791
2,050	MERCK KGAA	86,079	211,344
3,091	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	382,823	674,835
1,517	OSRAM LICHT A.G.	42,957	65,909
3,464	PROSIEBENSAT.1 MEDIA S.E.	65,427	61,716
3,441	RATIONAL A.G.	1,179,937	1,955,493
2,803	RWE A.G.	57,958	60,907
17,103	SAP S.E.	683,559	1,703,460
13,106	SIEMENS A.G. (REGISTERED)	795,701	1,462,278
19,905	STABILUS S.A.	1,150,403	1,250,918
18,468	TELEFONICA DEUTSCHLAND HOLDING A.G.	71,143	72,324
2,356	THYSSENKRUPP A.G.	44,466	40,437
7,071	TUI A.G. - CDI	57,698	99,650
9,713	TUI A.G. - CDI (LONDON INTERNATIONAL EXCHANGE)	124,901	139,339
4,249	UNIPER S.E.	47,803	110,023
1,829	UNITED INTERNET A.G. (REGISTERED)	82,005	80,051
404	VOLKSWAGEN A.G. (OTC EXCHANGE)	40,235	64,387
2,682	VONOVIA S.E.	98,410	121,656
12,994	ZOOPLUS A.G.(b)	2,663,103	1,770,168
		21,155,564	29,420,934	5.61%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.	54,075	73,582
		54,075	73,582	0.01%
Hong Kong:
637,600	AIA GROUP LTD.	3,490,728	5,292,638
181,500	BOC HONG KONG HOLDINGS LTD.	447,601	674,497
56,044	CK ASSET HOLDINGS LTD.	165,366	410,104
52,044	CK HUTCHISON HOLDINGS LTD.	307,834	499,803
10,000	CK INFRASTRUCTURE HOLDINGS LTD.	46,496	75,730

See accompanying notes to financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
34,500	CLP HOLDINGS LTD.	$236,618	389,918
18,000	GALAXY ENTERTAINMENT GROUP LTD.	39,054	114,475
15,300	HANG SENG BANK LTD.	175,457	343,495
23,029	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	114,697
103,059	HONG KONG & CHINA GAS CO. LTD.	169,115	213,212
11,800	HONG KONG EXCHANGES & CLEARING LTD.	203,281	341,470
40,500	LINK REIT	84,196	410,146
25,200	MGM CHINA HOLDINGS LTD.	48,010	42,287
30,500	MTR CORP. LTD.	88,703	160,475
43,500	NWS HOLDINGS LTD.	52,824	89,217
2,220,000	PAX GLOBAL TECHNOLOGY LTD.	1,117,405	802,324
190,000	PCCW LTD.	77,805	109,431
24,000	POWER ASSETS HOLDINGS LTD.	139,092	167,039
172,800	SANDS CHINA LTD.	551,191	756,917
27,400	SINO LAND CO. LTD.	29,978	46,958
8,000	SUN HUNG KAI PROPERTIES LTD.	65,036	114,016
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	200,664
465,400	TECHTRONIC INDUSTRIES CO. LTD.	1,745,721	2,472,465
1,944,000	VALUE PARTNERS GROUP LTD.	1,566,460	1,348,052
157,700	VTECH HOLDINGS LTD.	2,078,758	1,305,020
83,500	WH GROUP LTD.(f)	45,547	64,301
18,000	WHARF HOLDINGS (THE) LTD.	46,295	46,894
6,000	WHARF REAL ESTATE INVESTMENT CO. LTD.	34,958	35,898
19,000	WHEELOCK & CO. LTD.	30,489	108,582
15,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	30,233	47,985
		13,287,652	16,798,710	3.20%
India:
310,692	BHARTI INFRATEL LTD.	1,497,210	1,152,607
316,495	DCB BANK LTD.	710,491	767,267
178,546	DEWAN HOUSING FINANCE CORP. LTD.	628,839	637,820
148,065	HCL TECHNOLOGIES LTD.	1,804,523	2,045,212
35,315	HDFC BANK LTD. ADR(d)	2,166,870	3,658,281
267,106	WELSPUN INDIA LTD.	216,408	228,789
		7,024,341	8,489,976	1.62%
Ireland:
26,382	ACCENTURE PLC, CLASS A	3,076,778	3,720,126
1,332	AERCAP HOLDINGS N.V.(b)	50,212	52,747
21,682	AIB GROUP PLC	93,065	91,419
16,075	CRH PLC	247,661	425,454
21,271	ICON PLC(b)	1,525,148	2,748,426
11,673	JAMES HARDIE INDUSTRIES PLC - CDI	105,224	124,315
3,255	KERRY GROUP PLC, CLASS A	214,084	322,594
30,076	MEDTRONIC PLC	2,292,702	2,735,713
17,955	RYANAIR HOLDINGS PLC ADR(b)(d)	1,941,800	1,280,910
		9,546,674	11,501,704	2.19%
Israel:
21,007	BANK HAPOALIM B.M.	79,922	132,867
42,000	BEZEQ THE ISRAELI TELECOMMUNICATION CORP. LTD.	46,017	40,998
2,094	CHECK POINT SOFTWARE TECHNOLOGIES LTD.(b)	161,340	214,949
5,900	MIZRAHI TEFAHOT BANK LTD.	51,135	99,627
2,937	NICE LTD.(b)	148,741	315,913
7,940	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(b)(d)	117,434	122,435
		604,589	926,789	0.18%
Italy:
25,746	ASSICURAZIONI GENERALI S.P.A.	314,340	430,678
16,128	ATLANTIA S.P.A.	316,847	333,909
30,567	AZIMUT HOLDING S.P.A.	361,700	333,901
25,272	BANCA MEDIOLANUM S.P.A.	87,322	147,383
81,915	ENEL S.P.A.	280,368	473,400
3,138	ENI S.P.A.	49,716	49,429
1,211	FERRARI N.V.	46,128	120,408
1,022	FERRARI N.V. (NEW YORK EXCHANGE)	8,579	101,628
83,252	INTERPUMP GROUP S.P.A.	1,681,766	2,480,036
368,367	INTESA SANPAOLO S.P.A.	759,832	818,705
10,070	LEONARDO S.P.A.	50,331	88,586
10,830	MEDIOBANCA BANCA DI CREDITO FINANZIARIO S.P.A.	70,955	91,525

See accompanying notes to financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Italy (Cont’d):
5,661	PRYSMIAN S.P.A.	$107,497	109,420
695	RIZZOLI CORRIERE DELLA SERA MEDIAGROUP S.P.A.(b)	460	917
76,191	SNAM S.P.A.	276,534	333,383
237,134	TECHNOGYM S.P.A.(f)	1,529,345	2,543,077
10,814	TENARIS S.A.	115,612	116,963
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	196,647
18,447	TOD’S S.P.A.(e)	1,228,297	872,480
95,230	UNIPOLSAI ASSICURAZIONI S.P.A.	153,826	215,655
		7,569,823	9,858,130	1.88%
Japan:
1,400	ABC-MART, INC.	51,583	77,661
4,700	AEON CO. LTD.	52,433	92,173
4,800	AEON FINANCIAL SERVICE CO. LTD.	49,903	85,573
3,600	AEON MALL CO. LTD.	50,736	57,446
2,300	AISIN SEIKI CO. LTD.	37,584	80,161
15,000	AJINOMOTO CO., INC.	116,767	267,825
2,500	ALFRESA HOLDINGS CORP.	24,420	63,934
2,000	AMADA HOLDINGS CO. LTD.	10,582	18,028
1,400	ANA HOLDINGS, INC.	35,110	50,339
55,900	ANICOM HOLDINGS, INC.	1,216,626	1,858,998
1,800	AOZORA BANK LTD.	51,121	53,784
60,300	ASAHI CO. LTD.	845,174	757,017
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	218,114
31,000	ASAHI KASEI CORP.	147,138	319,602
134,100	ASICS CORP.	2,185,913	1,718,995
37,000	ASTELLAS PHARMA, INC.	236,149	473,113
1,500	BANDAI NAMCO HOLDINGS, INC.	14,652	67,401
6,600	BANK OF KYOTO (THE) LTD.	216,700	273,683
13,800	BRIDGESTONE CORP.	205,726	533,341
5,200	BROTHER INDUSTRIES LTD.	38,445	77,380
156,800	BUNKA SHUTTER CO. LTD.	1,279,360	1,021,442
15,500	CANON, INC.	438,724	424,392
2,700	CENTRAL JAPAN RAILWAY CO.	229,516	570,645
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	261,941
7,900	CITIZEN WATCH CO. LTD.	31,581	39,066
2,500	DAI NIPPON PRINTING CO. LTD.	46,806	52,393
126,800	DAIBIRU CORP.	1,258,794	1,256,373
16,500	DAI-ICHI LIFE HOLDINGS, INC.	198,959	258,629
9,700	DAIICHI SANKYO CO. LTD.	150,922	310,722
4,500	DAIKIN INDUSTRIES LTD.	124,473	480,156
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	164,390
13,600	DAIWA HOUSE INDUSTRY CO. LTD.	194,625	434,039
25,000	DAIWA SECURITIES GROUP, INC.	96,011	126,956
8,200	DENSO CORP.	185,234	366,065
2,800	DENTSU, INC.	46,871	125,305
45,700	DESCENTE LTD.	290,917	753,015
600	DON QUIJOTE HOLDINGS CO. LTD.	35,457	37,334
42,600	DOWA HOLDINGS CO. LTD.	1,419,067	1,282,606
7,000	EAST JAPAN RAILWAY CO.	392,789	620,200
3,400	EISAI CO. LTD.	112,861	263,736
7,500	ELECTRIC POWER DEVELOPMENT CO. LTD.	169,053	178,322
1,800	FAMILYMART UNY HOLDINGS CO. LTD.	52,590	228,438
3,100	FANUC CORP.	243,447	471,484
1,300	FAST RETAILING CO. LTD.	188,734	668,592
4,200	FUJI ELECTRIC CO. LTD.	51,969	124,347
76,300	FUJI OIL HOLDINGS, INC.	1,617,227	2,443,438
8,800	FUJIFILM HOLDINGS CORP.	165,274	342,831
1,800	FUJITSU LTD.	64,886	112,446
14,000	FUKUOKA FINANCIAL GROUP, INC.	230,551	285,735
3,200	FURUKAWA ELECTRIC CO. LTD.	65,376	80,639
40,800	HACHIJUNI BANK (THE) LTD.	176,428	167,883
3,000	HAMAMATSU PHOTONICS K.K.	52,686	101,136
2,400	HANKYU HANSHIN HOLDINGS, INC.	57,098	79,923
341	HIROSE ELECTRIC CO. LTD.	28,677	33,507
19,000	HITACHI LTD.	295,895	508,868
6,200	HITACHI METALS LTD.	47,471	65,052
9,600	HONDA MOTOR CO. LTD.	228,508	253,521

See accompanying notes to financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
700	HOSHIZAKI CORP.	$43,080	42,662
5,300	HOYA CORP.	112,594	319,871
70,900	IDEC CORP.	1,634,578	1,219,347
1,300	IDEMITSU KOSAN CO. LTD.	38,883	42,817
254,800	IDOM, INC.	1,560,383	848,520
18,200	ITOCHU CORP.	192,005	310,017
4,000	J FRONT RETAILING CO. LTD.	31,099	45,983
7,000	JAPAN EXCHANGE GROUP, INC.	56,090	113,617
10	JAPAN REAL ESTATE INVESTMENT CORP.	49,036	56,202
27	JAPAN RETAIL FUND INVESTMENT CORP.	47,846	54,071
1,700	JAPAN TOBACCO, INC.	39,985	40,583
5,000	JTEKT CORP.	36,670	55,928
84,700	JXTG HOLDINGS, INC.	326,972	445,659
6,500	KAJIMA CORP.	44,950	87,651
2,100	KANSAI PAINT CO. LTD.	12,205	40,504
10,000	KAO CORP.	208,279	743,944
3,500	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	75,106
29,862	KDDI CORP.	239,416	714,912
1,200	KEIO CORP.	36,571	69,960
2,500	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	78,464
9,462	KEYENCE CORP.	2,303,685	4,806,753
6,000	KIKKOMAN CORP.	52,867	323,525
1,200	KINTETSU GROUP HOLDINGS CO. LTD.	35,697	52,224
10,000	KIRIN HOLDINGS CO. LTD.	103,112	209,708
19,700	KOBAYASHI PHARMACEUTICAL CO. LTD.	526,595	1,342,630
3,800	KOMATSU LTD.	95,067	82,012
2,300	KONAMI HOLDINGS CORP.	50,313	100,830
21,000	KUBOTA CORP.	129,773	299,179
4,100	KYOCERA CORP.	137,688	206,038
5,000	KYOWA HAKKO KIRIN CO. LTD.	54,616	94,749
8,000	KYUSHU ELECTRIC POWER CO., INC.	70,471	95,543
1,400	LAWSON, INC.	63,601	88,773
1,800	LINE CORP.(b)	61,849	61,995
5,600	LIXIL GROUP CORP.	64,433	69,588
4,800	M3, INC.	51,468	64,552
3,200	MAKITA CORP.	82,169	114,009
32,000	MARUBENI CORP.	162,807	225,508
6,500	MARUI GROUP CO. LTD.	32,287	126,495
11,400	MAZDA MOTOR CORP.	95,886	118,051
2,400	MEIJI HOLDINGS CO. LTD.	38,749	196,195
48,100	MEITEC CORP.	1,564,728	1,959,459
8,700	MINEBEA MITSUMI, INC.	84,406	126,208
36,800	MITSUBISHI CHEMICAL HOLDINGS CORP.	149,792	279,546
18,300	MITSUBISHI CORP.	250,540	504,229
40,000	MITSUBISHI ELECTRIC CORP.	322,861	443,958
19,000	MITSUBISHI ESTATE CO. LTD.	228,537	299,808
8,500	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	128,347
5,700	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	205,731
13,300	MITSUBISHI MOTORS CORP.	60,808	73,050
3,800	MITSUBISHI TANABE PHARMA CORP.	49,996	54,813
195,000	MITSUBISHI UFJ FINANCIAL GROUP, INC.	915,016	956,986
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	130,067
14,000	MITSUI & CO. LTD.	128,045	215,930
7,400	MITSUI CHEMICALS, INC.	87,469	167,708
1,800	MITSUI FUDOSAN CO. LTD.	40,395	40,153
300	MITSUI MINING & SMELTING CO. LTD.	5,391	6,232
370,200	MIZUHO FINANCIAL GROUP, INC.	565,773	575,202
63,800	MORITA HOLDINGS CORP.	1,126,115	1,045,434
8,280	MS&AD INSURANCE GROUP HOLDINGS, INC.	177,615	236,604
3,600	MURATA MANUFACTURING CO. LTD.	162,615	491,200
75,900	N FIELD CO. LTD.	1,350,940	653,015
5,000	NGK INSULATORS LTD.	63,091	68,017
4,100	NGK SPARK PLUG CO. LTD.	48,644	81,996
3,000	NH FOODS LTD.	72,315	113,179
3,900	NIDEC CORP.	129,234	443,889
82,400	NIHON PARKERIZING CO. LTD.	1,121,238	956,278
2,600	NINTENDO CO. LTD.	285,625	694,685

See accompanying notes to financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
22	NIPPON BUILDING FUND, INC.	$90,970	138,698
1,700	NIPPON EXPRESS CO. LTD.	60,747	94,923
15,200	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	621,563
5,000	NISSAN CHEMICAL CORP.	50,851	262,762
4,800	NISSAN MOTOR CO. LTD.	35,069	38,552
3,670	NISSHIN SEIFUN GROUP, INC.	31,991	76,042
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	75,544
2,700	NITORI HOLDINGS CO. LTD.	87,310	338,224
3,200	NITTO DENKO CORP.	77,639	161,832
86,200	NOMURA HOLDINGS, INC.	313,777	330,943
8,400	NOMURA REAL ESTATE HOLDINGS, INC.	130,390	154,427
3,267	NOMURA RESEARCH INSTITUTE LTD.	43,930	121,464
7,000	NSK LTD.	50,459	60,609
7,000	NTT DATA CORP.	36,520	76,958
27,600	NTT DOCOMO, INC.	449,493	622,608
12,000	OBAYASHI CORP.	48,665	108,827
5,100	OLYMPUS CORP.	71,174	157,041
1,100	OMRON CORP.	31,828	40,144
5,000	ONO PHARMACEUTICAL CO. LTD.	43,040	102,413
4,800	ORIENTAL LAND CO. LTD.	113,097	484,139
12,200	ORIX CORP.	138,498	178,706
2,400	OSAKA GAS CO. LTD.	36,678	43,991
6,100	OTSUKA HOLDINGS CO. LTD.	176,203	250,055
36,000	PANASONIC CORP.	242,138	325,365
2,600	PARK24 CO. LTD.	51,627	57,240
8,400	RAKUTEN, INC.	40,327	56,406
3,800	RECRUIT HOLDINGS CO. LTD.	70,011	92,309
19,300	RESONA HOLDINGS, INC.	74,265	93,097
1,200	RINNAI CORP.	52,047	79,266
4,200	ROHM CO. LTD.	166,807	269,769
200	RYOHIN KEIKAKU CO. LTD.	45,535	48,447
13,000	SANTEN PHARMACEUTICAL CO. LTD.	85,886	188,112
13,720	SBI HOLDINGS, INC.	111,165	270,257
3,400	SECOM CO. LTD.	133,812	282,721
7,300	SEGA SAMMY HOLDINGS, INC.	68,324	102,302
8,400	SEIBU HOLDINGS, INC.	139,989	146,687
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	193,449
6,000	SEKISUI HOUSE LTD.	44,394	88,627
13,300	SEVEN & I HOLDINGS CO. LTD.	300,882	580,392
7,500	SHARP CORP.	88,555	75,407
4,000	SHIMADZU CORP.	25,419	79,339
1,000	SHIMAMURA CO. LTD.	61,206	76,639
1,500	SHIMANO, INC.	58,204	212,399
9,200	SHIN-ETSU CHEMICAL CO. LTD.	461,684	716,493
4,000	SHIONOGI & CO. LTD.	67,679	228,858
5,900	SHISEIDO CO. LTD.	88,706	370,994
900	SMC CORP.	106,941	272,944
18,400	SOFTBANK GROUP CORP.	412,233	1,226,331
9,000	SOMPO HOLDINGS, INC.	202,248	306,446
18,800	SONY CORP.	260,756	913,542
28,100	SQUARE ENIX HOLDINGS CO. LTD.	946,224	765,793
2,700	STANLEY ELECTRIC CO. LTD.	30,745	76,119
5,700	SUBARU CORP.	26,572	122,732
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	121,573
7,800	SUMITOMO CORP.	67,035	111,124
4,000	SUMITOMO DAINIPPON PHARMA CO. LTD.	45,511	127,549
8,800	SUMITOMO ELECTRIC INDUSTRIES LTD.	75,679	117,382
2,400	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	71,712
3,300	SUMITOMO MITSUI FINANCIAL GROUP, INC.	100,127	109,744
1,331	SUMITOMO MITSUI TRUST HOLDINGS, INC.	33,400	48,842
4,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	110,500	146,928
9,300	SUZUKI MOTOR CORP.	199,522	472,361
2,600	SYSMEX CORP.	51,707	125,155
5,400	T&D HOLDINGS, INC.	50,713	63,014
99,300	TADANO LTD.	1,122,021	905,075
1,400	TAIHEIYO CEMENT CORP.	29,931	43,365
3,400	TAISEI CORP.	55,809	145,951

See accompanying notes to financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
2,500	TAKASHIMAYA CO. LTD.	$31,428	32,024
6,100	TAKEDA PHARMACEUTICAL CO. LTD.(e)	214,697	206,200
1,100	TDK CORP.	52,815	77,478
28,600	TECHNOPRO HOLDINGS, INC.	1,083,911	1,180,740
5,800	TEIJIN LTD.	67,529	92,976
5,800	TERUMO CORP.	117,165	329,357
2,000	THK CO. LTD.	29,290	37,626
1,500	TOHO CO. LTD.	25,533	54,468
3,400	TOHO GAS CO. LTD.	81,221	143,780
10,600	TOHOKU ELECTRIC POWER CO., INC.	96,604	140,231
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	687,910
28,100	TOKYO ELECTRIC POWER CO. HOLDINGS, INC.(b)	104,659	167,413
3,300	TOKYO ELECTRON LTD.	135,391	376,803
6,000	TOKYO GAS CO. LTD.	103,615	152,484
9,800	TOKYO TATEMONO CO. LTD.	110,919	101,930
12,500	TOKYU CORP.	103,448	204,712
20,000	TOKYU FUDOSAN HOLDINGS CORP.	69,576	98,901
17,000	TORAY INDUSTRIES, INC.	70,413	119,739
6,200	TOSHIBA CORP.	170,295	175,357
3,000	TOTO LTD.	30,029	104,284
3,000	TOYO SUISAN KAISHA LTD.	74,690	104,968
4,000	TOYOTA INDUSTRIES CORP.	101,266	185,758
46,662	TOYOTA MOTOR CORP.	1,594,403	2,727,218
1,800	TOYOTA TSUSHO CORP.	14,973	53,291
900	TREND MICRO, INC.	26,540	49,021
84,300	TSUMURA & CO.	2,457,268	2,349,678
7,800	UNICHARM CORP.	68,794	253,275
47	UNITED URBAN INVESTMENT CORP.	64,693	72,984
4,900	USS CO. LTD.	56,003	82,661
4,100	WEST JAPAN RAILWAY CO.	134,756	290,316
495,900	YAHOO JAPAN CORP.	2,083,172	1,239,693
2,500	YAKULT HONSHA CO. LTD.	74,984	176,087
16,300	YAMADA DENKI CO. LTD.	56,674	78,373
8,300	YAMAHA MOTOR CO. LTD.	106,577	163,493
3,000	YAMATO HOLDINGS CO. LTD.	46,642	82,770
4,000	YAMAZAKI BAKING CO. LTD.	44,679	84,157
5,000	YASKAWA ELECTRIC CORP.	48,019	123,078
86,800	ZOJIRUSHI CORP.	1,226,884	764,217
4,000	ZOZO, INC.	85,440	73,354
		55,010,454	76,083,561	14.50%
Jersey:
3,034	RANDGOLD RESOURCES LTD.(g)	207,977	253,143
		207,977	253,143	0.05%
Mexico:
983,234	WAL-MART DE MEXICO S.A.B. DE C.V.	2,461,475	2,500,144
		2,461,475	2,500,144	0.48%
Netherlands:
18,342	AALBERTS INDUSTRIES N.V.	556,152	610,496
1,843	ABN AMRO GROUP N.V. - CVA(f)	46,894	43,056
39,919	ACCELL GROUP N.V.	739,842	861,689
35,981	AEGON N.V.	133,041	168,158
12,814	AKZO NOBEL N.V.	895,264	1,033,587
99,308	ARCADIS N.V.	1,918,938	1,212,918
27,560	ARCELORMITTAL	380,361	572,804
7,173	ASML HOLDING N.V.	106,863	1,127,245
11,395	ASML HOLDING N.V. (REGISTERED)	1,948,368	1,773,290
21,469	CORE LABORATORIES N.V.	2,321,536	1,280,840
3,610	EXOR N.V.	90,616	195,475
2,765	HEINEKEN HOLDING N.V.	148,540	233,640
3,662	HEINEKEN N.V.	128,663	323,911
378,182	ING GROEP N.V.	4,038,470	4,077,372
119,040	INTERTRUST N.V.(f)	2,190,877	2,003,570
17,656	KONINKLIJKE AHOLD DELHAIZE N.V.	203,381	446,563
3,281	KONINKLIJKE DSM N.V.	122,903	268,558
51,375	KONINKLIJKE KPN N.V.	108,346	150,689
20,095	KONINKLIJKE PHILIPS N.V.	343,642	712,128

See accompanying notes to financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Netherlands (Cont’d):
1,264	NN GROUP N.V.	$37,113	50,398
29,054	NXP SEMICONDUCTORS N.V.	2,511,546	2,129,077
612,306	POSTNL N.V.	2,219,368	1,400,995
8,117	QIAGEN N.V.(b)	119,394	276,026
3,238	RANDSTAD N.V.	99,928	148,731
59,771	ROYAL DUTCH SHELL PLC, CLASS A	1,465,231	1,757,949
81,662	ROYAL DUTCH SHELL PLC, CLASS B	1,800,118	2,435,622
6,193	WOLTERS KLUWER N.V.	101,075	366,560
		24,776,470	25,661,347	4.89%
New Zealand:
16,545	AUCKLAND INTERNATIONAL AIRPORT LTD.	50,086	79,734
169,758	SPARK NEW ZEALAND LTD.	404,493	472,858
		454,579	552,592	0.10%
Norway:
13,773	DNB ASA	87,874	220,059
11,584	EQUINOR ASA	201,736	246,176
5,275	MARINE HARVEST ASA	105,431	111,460
59,839	ORKLA ASA	407,388	470,878
1,589	SCHIBSTED ASA, CLASS B	47,016	48,241
14,536	TELENOR ASA	210,513	281,591
120,979	XXL ASA(e)(f)	1,349,217	365,183
2,500	YARA INTERNATIONAL ASA	58,115	96,426
		2,467,290	1,840,014	0.35%
Philippines:
511,400	VISTA LAND & LIFESCAPES, INC.	50,146	52,613
		50,146	52,613	0.01%
Poland:
23,200	CCC S.A.	1,222,714	1,198,327
		1,222,714	1,198,327	0.23%
Portugal:
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	71,849
8,119	GALP ENERGIA SGPS S.A.	108,273	128,326
11,093	JERONIMO MARTINS SGPS S.A.	125,662	131,419
		282,464	331,594	0.06%
Singapore:
36,200	ASCENDAS REAL ESTATE INVESTMENT TRUST	68,189	68,259
124,600	CAPITALAND LTD.	247,485	284,314
36,000	CAPITALAND MALL TRUST	34,133	59,694
8,400	CITY DEVELOPMENTS LTD.	34,076	50,044
28,300	DBS GROUP HOLDINGS LTD.	159,243	491,894
21,000	KEPPEL CORP. LTD.	53,869	91,060
7,840	KEPPEL REIT	3,183	6,558
11,400	OVERSEA-CHINESE BANKING CORP. LTD.	77,760	94,181
12,000	SINGAPORE AIRLINES LTD.	70,334	82,938
13,000	SINGAPORE EXCHANGE LTD.	40,226	68,198
24,600	SINGAPORE PRESS HOLDINGS LTD.	41,284	42,415
49,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	119,584	125,470
112,000	SINGAPORE TELECOMMUNICATIONS LTD.	184,276	240,772
5,700	UNITED OVERSEAS BANK LTD.	45,282	102,754
19,500	UOL GROUP LTD.	69,630	88,562
35,400	WILMAR INTERNATIONAL LTD.	68,955	81,036
		1,317,509	1,978,149	0.38%
South Africa:
10,118	INVESTEC PLC	62,419	56,886
10,961	MEDICLINIC INTERNATIONAL PLC	50,224	45,056
2,357	NEDBANK GROUP LTD.	39,047	45,006
73,408	OLD MUTUAL LTD.	87,199	109,584
		238,889	256,532	0.05%
South Korea:
173,742	BNK FINANCIAL GROUP, INC.	1,666,526	1,141,360
238,308	DGB FINANCIAL GROUP, INC.	2,459,771	1,774,816
9,547	HYUNDAI MOTOR CO.	1,214,492	1,013,909
3,152	KT&G CORP.	314,672	286,725
19,381	NAVER CORP.(b)	2,363,685	2,119,091

See accompanying notes to financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
South Korea (Cont’d):
143,742	SAMSUNG ELECTRONICS CO. LTD. (KOREAN EXCHANGE)	$4,429,941	4,985,495
		12,449,087	11,321,396	2.16%
Spain:
1,260	ACCIONA S.A.	78,312	106,685
1,775	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	52,232	68,800
583	AENA S.M.E. S.A.(f)	50,199	90,677
31,894	AMADEUS IT GROUP S.A.	2,297,694	2,223,249
127,837	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	731,627	678,958
152,257	BANCO SANTANDER S.A.	670,694	693,084
435,147	BANKIA S.A.	1,669,105	1,276,339
7,551	BANKINTER S.A.	51,111	60,717
96,203	CAIXABANK S.A.	236,376	348,751
44,552	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	1,909,208	1,847,846
10,362	ENAGAS S.A.	213,104	280,304
13,433	FERROVIAL S.A.	246,565	272,341
15,282	GRIFOLS S.A.	273,864	400,964
53,268	IBERDROLA S.A.	257,035	428,321
42,771	INDUSTRIA DE DISENO TEXTIL S.A.	1,120,689	1,095,259
21,686	MAPFRE S.A.	49,735	57,645
16,489	NATURGY ENERGY GROUP S.A.	264,629	420,542
26,579	RED ELECTRICA CORP. S.A.	390,097	593,679
46,787	REPSOL S.A.	567,752	754,775
7,136	TELEFONICA S.A.	62,810	60,004
		11,192,838	11,758,940	2.24%
Sweden:
22,200	ASSA ABLOY AB, CLASS B	89,466	396,136
80,419	ATLAS COPCO AB, CLASS A	1,951,065	1,909,996
4,000	ATLAS COPCO AB, CLASS B	22,805	87,249
315,176	CLOETTA AB, CLASS B	1,231,417	864,134
95,849	DOMETIC GROUP AB(f)	684,515	594,801
49,173	DUNI AB	561,852	544,274
7,501	ELECTROLUX AB, CLASS B	95,788	158,349
12,046	EPIROC AB, CLASS A(b)	39,263	113,950
4,000	EPIROC AB, CLASS B(b)	7,248	35,600
8,600	ESSITY AB, CLASS B	62,137	211,144
88,478	GRANGES AB	998,575	803,624
11,256	HENNES & MAURITZ AB, CLASS B	173,470	160,046
58,425	HEXAGON AB, CLASS B	3,275,916	2,689,556
17,500	HUSQVARNA AB, CLASS B	64,201	129,725
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	167,211
10,953	INVESTOR AB, CLASS B	150,033	464,174
3,000	KINNEVIK AB, CLASS B	51,225	72,335
3,301	LUNDIN PETROLEUM AB	46,596	82,460
142	MODERN TIMES GROUP MTG AB, CLASS B	4,937	4,694
13,973	SANDVIK AB	86,678	199,199
13,348	SECURITAS AB, CLASS B	106,689	214,235
35,236	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	139,725	342,304
2,800	SKANSKA AB, CLASS B	23,703	44,545
2,727	SKF AB, CLASS B	42,993	41,368
8,600	SVENSKA CELLULOSA AB S.C.A., CLASS B	15,915	66,681
28,496	SVENSKA HANDELSBANKEN AB, CLASS A	181,081	316,052
8,185	SWEDBANK AB, CLASS A	173,636	182,624
1,561	SWEDISH MATCH AB	60,521	61,486
102,890	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	548,061	904,573
69,746	TETHYS OIL AB	519,559	509,700
122,850	THULE GROUP AB (THE)(f)	1,880,494	2,246,880
25,108	VOLVO AB, CLASS B	162,740	328,477
		13,538,252	14,947,582	2.85%
Switzerland:
232,640	ABB LTD. (REGISTERED)	4,585,965	4,424,870
3,728	ADECCO GROUP A.G. (REGISTERED)	131,290	174,206
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	66,674
6,726	BUCHER INDUSTRIES A.G. (REGISTERED)	1,903,406	1,809,293
	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G.
35	(PARTICIPATION CERTIFICATE)	50,308	217,214

See accompanying notes to financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont’d):
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	$75,352	223,726
26,827	CHUBB LTD.	2,429,130	3,465,512
38,980	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	2,642,148	2,498,464
1,446	COCA-COLA HBC A.G. - CDI(b)	44,936	45,192
22,609	CREDIT SUISSE GROUP A.G. (REGISTERED)(b)	257,935	248,425
3,956	FERGUSON PLC	70,457	252,973
6,239	GEBERIT A.G. (REGISTERED)	2,107,466	2,426,666
140	GIVAUDAN S.A. (REGISTERED)	76,496	324,184
121,887	GLENCORE PLC(b)	266,010	452,633
1,807	IDORSIA LTD.(b)	18,603	29,819
4,134	JULIUS BAER GROUP LTD.(b)	87,890	147,249
60,798	LAFARGEHOLCIM LTD. (REGISTERED)(b)	3,015,219	2,505,157
30,610	LOGITECH INTERNATIONAL S.A. (REGISTERED)	492,714	957,481
897	LONZA GROUP A.G. (REGISTERED)(b)	50,452	232,441
24,600	LUXOFT HOLDING, INC.(b)	997,689	748,332
125,775	NESTLE S.A. (REGISTERED)	6,459,726	10,211,461
58,437	NOVARTIS A.G. (REGISTERED)	2,929,925	4,996,485
	PANALPINA WELTTRANSPORT HOLDING
15,881	A.G. (REGISTERED)	1,531,459	2,116,605
10,819	PARGESA HOLDING S.A. (BEARER)	714,324	779,862
12,406	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,614,189	3,072,154
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	273,559
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	114,216
121	SGS S.A. (REGISTERED)	130,564	272,062
20,575	SIKA A.G. (REGISTERED)	2,176,825	2,608,246
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	212,412
7,867	STMICROELECTRONICS N.V.	36,286	112,535
635	SULZER A.G. (REGISTERED)	30,609	50,424
984	SWATCH GROUP (THE) A.G. (BEARER)	257,037	287,021
743	SWISS LIFE HOLDING A.G. (REGISTERED)(b)	101,194	286,194
504	SWISS RE A.G.	37,466	46,211
529	SWISSCOM A.G. (REGISTERED)	191,612	252,794
18,807	TE CONNECTIVITY LTD.	367,716	1,422,373
2,971	TECAN GROUP A.G. (REGISTERED)	535,561	576,729
317,897	UBS GROUP A.G. (REGISTERED)(b)	5,000,225	3,957,137
4,668	ZURICH INSURANCE GROUP A.G.	912,788	1,391,994
		42,618,978	54,290,985	10.35%
Taiwan:
628,975	CHICONY ELECTRONICS CO. LTD.	1,612,040	1,280,991
361,000	GIANT MANUFACTURING CO. LTD.	1,983,969	1,697,124
2,565,000	KING YUAN ELECTRONICS CO. LTD.	2,568,766	1,940,210
323,000	MERIDA INDUSTRY CO. LTD.	1,692,528	1,450,174
89,261	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(d)	1,666,904	3,294,624
663,000	TRIPOD TECHNOLOGY CORP.	1,817,057	1,721,294
		11,341,264	11,384,417	2.17%
United Kingdom:
25,248	3I GROUP PLC	88,645	248,889
2,834	ADMIRAL GROUP PLC	35,119	73,942
58,454	ANGLO AMERICAN PLC	463,815	1,302,207
12,447	AON PLC	1,254,285	1,809,296
4,115	ASSOCIATED BRITISH FOODS PLC	113,194	107,155
26,375	ASTRAZENECA PLC	983,695	1,974,360
14,221	AUTO TRADER GROUP PLC(f)	68,171	82,437
59,299	AVIVA PLC	212,664	283,812
49,657	BAE SYSTEMS PLC	250,275	290,641
338,934	BARCLAYS PLC	687,493	650,254
16,437	BELLWAY PLC	442,531	526,908
2,391	BERKELEY GROUP HOLDINGS (THE) PLC	71,739	106,025
40,530	BOVIS HOMES GROUP PLC	415,638	445,202
275,135	BP PLC	1,616,622	1,739,233
15,241	BRITISH AMERICAN TOBACCO PLC	352,059	485,654
37,587	BRITISH LAND (THE) CO. PLC	252,585	255,447
125,949	BT GROUP PLC	346,733	382,233
5,757	BUNZL PLC	59,557	173,834
9,129	BURBERRY GROUP PLC	60,686	201,940

See accompanying notes to financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
286,268	CARD FACTORY PLC	$743,263	632,697
13,580	CNH INDUSTRIAL N.V.	56,886	122,109
1,447	COCA-COLA EUROPEAN PARTNERS PLC	55,218	66,345
398,686	COMPASS GROUP PLC	5,401,248	8,384,726
2,332	CRODA INTERNATIONAL PLC	82,807	139,255
115,497	DE LA RUE PLC	733,105	622,709
70,928	DIAGEO PLC	970,345	2,526,815
50,421	DIXONS CARPHONE PLC	103,690	77,184
5,201	EASYJET PLC	69,741	73,253
159,995	EXPERIAN PLC	2,773,672	3,884,860
24,413	FIAT CHRYSLER AUTOMOBILES N.V.(b)	161,492	354,731
10,222	FIAT CHRYSLER AUTOMOBILES N.V. (NEW YORK EXCHANGE)(b)	17,872	147,810
138,680	GLAXOSMITHKLINE PLC	2,399,198	2,635,868
120,432	GREGGS PLC	1,294,258	1,943,343
8,169	GVC HOLDINGS PLC	80,126	70,178
99,100	HAMMERSON PLC	464,760	416,075
267,068	HSBC HOLDINGS PLC	1,772,008	2,202,079
68,257	IMI PLC	914,688	821,284
18,792	IMPERIAL BRANDS PLC	441,174	569,346
12,262	INDIVIOR PLC(b)	11,861	17,559
1,338	INTERCONTINENTAL HOTELS GROUP PLC	52,044	72,258
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A. - CDI	90,834	259,622
718	INTERTEK GROUP PLC	44,729	43,928
35,120	ITV PLC	43,870	55,888
31,939	J SAINSBURY PLC	93,794	107,880
103,122	JOHN WOOD GROUP PLC	976,639	665,346
2,248	JOHNSON MATTHEY PLC	35,933	80,200
44,251	KINGFISHER PLC	99,651	117,035
13,578	LAND SECURITIES GROUP PLC	103,135	139,214
17,003	LEGAL & GENERAL GROUP PLC	46,196	50,062
1,273	LINDE PLC	190,696	202,081
3,429,153	LLOYDS BANKING GROUP PLC	2,732,998	2,266,259
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	312,199
1,149,786	MAN GROUP PLC	2,130,335	1,949,138
11,529	MARKS & SPENCER GROUP PLC	43,186	36,326
7,217	MEGGITT PLC	16,687	43,326
72,235	MELROSE INDUSTRIES PLC	137,401	150,858
2,193	MICRO FOCUS INTERNATIONAL PLC	43,705	38,658
32,736	NATIONAL GRID PLC	240,586	318,865
2,148	NEXT PLC	36,823	109,267
34,908	OXFORD INSTRUMENTS PLC	539,512	404,893
7,366	PEARSON PLC	69,206	88,104
4,695	PERSIMMON PLC	113,796	115,496
46,063	PRUDENTIAL PLC	714,750	823,141
12,341	RECKITT BENCKISER GROUP PLC	519,685	945,835
39,546	RELX PLC(b)	394,798	814,218
172,986	RELX PLC (LONDON EXCHANGE)	1,996,575	3,564,188
22,296	RIO TINTO LTD.	702,963	1,232,308
35,826	RIO TINTO PLC	942,556	1,703,261
4,955	ROLLS-ROYCE HOLDINGS PLC(b)	46,166	52,420
851,444	ROYAL BANK OF SCOTLAND GROUP PLC	3,068,098	2,351,738
20,657	SAGE GROUP (THE) PLC	74,323	158,345
1,848	SCHRODERS PLC	61,181	57,544
16,135	SEGRO PLC	67,053	121,049
4,954	SEVERN TRENT PLC	76,220	114,637
703,745	SIG PLC	1,511,381	984,899
26,103	SMITH & NEPHEW PLC	251,030	487,086
5,884	SMITHS GROUP PLC	91,297	102,296
92,045	STANDARD CHARTERED PLC	654,783	714,834
12,716	STANDARD LIFE ABERDEEN PLC	44,388	41,614
72,176	TAYLOR WIMPEY PLC	122,883	125,344
1,424	TECHNIPFMC PLC	35,975	28,797
1,237,752	TESCO PLC	4,063,700	2,999,091
3,749	TRAVIS PERKINS PLC	51,658	51,130
11,442	UNILEVER N.V. - CVA	333,348	621,661
24,244	UNILEVER PLC	545,189	1,269,584

See accompanying notes to financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
10,230	UNITED UTILITIES GROUP PLC	$76,454	95,994
4,825	WEIR GROUP (THE) PLC	64,552	79,826
5,178	WHITBREAD PLC	168,592	302,208
9,098	WILLIS TOWERS WATSON PLC	1,345,985	1,381,622
20,383	WM MORRISON SUPERMARKETS PLC	52,509	55,403
25,243	WPP PLC	161,294	272,391
		52,513,855	66,027,062	12.58%
United States:
13,109	ALLERGAN PLC	2,285,139	1,752,149
141,547	ARCH CAPITAL GROUP LTD.(b)	1,987,381	3,782,136
20,110	AXIS CAPITAL HOLDINGS LTD.	1,025,983	1,038,480
1,794	BAUSCH HEALTH COS., INC.(b)	41,404	33,181
4,351	CARNIVAL PLC	131,345	208,688
5,665	METTLER-TOLEDO INTERNATIONAL, INC.(b)	3,294,538	3,204,011
19,309	RESMED, INC.	2,126,446	2,198,716
9,651	SHIRE PLC	287,444	562,778
3,950	WORLDPAY, INC., CLASS A(b)	310,561	301,898
		11,490,241	13,082,037	2.49%
	Sub-total Common Stocks:	404,753,366	501,555,823	95.59%
Preferred Stocks:
Brazil:
187,700	ALPARGATAS S.A., 1.30%(h)	600,320	824,267
242,140	TELEFONICA BRASIL S.A. ADR, 2.88%(d)(h)	3,060,637	2,888,730
		3,660,957	3,712,997	0.71%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G., 6.49%(h)	49,612	108,221
1,217	HENKEL A.G. & CO. KGAA, 1.89%(h)	101,251	133,024
1,443	PORSCHE AUTOMOBIL HOLDING S.E., 3.42%(h)	60,635	85,377
770	VOLKSWAGEN A.G., 2.87%(h)	99,996	122,559
		311,494	449,181	0.09%
South Korea:
1,888	HYUNDAI MOTOR CO. LTD. (2ND PREFERRED), 5.57%(h)	176,037	130,289
16,100	SAMSUNG ELECTRONICS CO. LTD., 4.72%(h)	366,307	458,124
		542,344	588,413	0.11%
	Sub-total Preferred Stocks:	4,514,795	4,750,591	0.91%
Rights:
Spain:
46,787	REPSOL S.A.(b)	21,950	21,443
		21,950	21,443	0.00%
	Sub-total Rights:	21,950	21,443	0.00%
Investment Companies:
United States:
36,800	ISHARES MSCI EAFE SMALL-CAP ETF	2,448,008	1,906,976
		2,448,008	1,906,976	0.36%
	Sub-total Investment Companies:	2,448,008	1,906,976	0.36%
Short-Term Investments:
2,201,300	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO (i)	2,201,300	2,201,300
15,216,595	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 2.25%(j)	15,216,595	15,216,595
	Sub-total Short-Term Investments:	17,417,895	17,417,895	3.32%
	Grand total	$429,156,014	525,652,728	100.18%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.

(c)	Security has been deemed worthless and is a Level 3 investment.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.74% of net assets as of December 31, 2018.

(e)	Security is either wholly or partially on loan.

See accompanying notes to financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(g)	This is a Level 3 security.

(h)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(i)	Investment relates to cash collateral received from portfolio securities loaned.

(j)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2017, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $28,399,890 with net sales of $13,183,295 during the fiscal year ended December 31, 2018.

At December 31, 2018, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Communication Services	5.39%
Consumer Discretionary	16.60
Consumer Staples	9.73
Energy	4.19
Financials	18.19
Health Care	9.74
Industrials	15.64
Information Technology	11.24
Materials	6.00
Real Estate	1.85
Utilities	1.43
100.00%

At December 31, 2018, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	24.02%
Japanese Yen	14.97
British Pound	12.85
United States Dollar	12.16
Swiss Franc	9.22
Canadian Dollar	6.09
Hong Kong Dollar	5.10
Other currencies	15.59
100.00%

See accompanying notes to financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

At December 31, 2018, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

	Contract					Unrealized
	Settlement	Contract Amount				Appreciation
Counterparty	Date	Deliver		Receive		(Depreciation)
Northern Trust	01/24/2019	USD	249,943	JPY	27,955,738	$5,619
						$5,619
Northern Trust	01/24/2019	JPY	132,399,319	USD	1,188,690	$(21,660)
Northern Trust	05/09/2019	CNY	18,709,678	USD	2,694,696	$(28,664)
						$(50,324)
						$(44,705)

See accompanying notes to financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2018

Clearwater International Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	84	(Continued)

Item 2. Code of Ethics

As of December 31, 2018, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2018, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of eight members, five of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

		2018	2017
(a)	Audit Fees	$108,700	$105,900
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees[1]	$38,220	$23,425
(d)	All Other Fees	$0	$0

1Tax Fees are the aggregate amount billed by the Trust’s principal accountant for tax compliance, tax advice, international tax reclaim filings and tax planning during the fiscal year.

(e)

1.	The audit committee has adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The policies and procedures provide that, if pre-approval of non-audit services is requested other than at a regularly scheduled Audit Committee Meeting, Fund management shall present such request to the Audit Committee Chair, or committee member if a Chair is not designated, for review of the proposal and determination if a special session of the Audit Committee is required. If the Chair or member determines the request requires a special session, the Audit Committee Chair will call a session per standard protocols and invite non-members as required. If the request is deemed in adherence to the independence of the auditor and to the benefit of the Fund, the Chair or designee may grant the pre-approval without a special session.

The Chair, designee or Audit Committee shall review the purpose, terms and risks of the request in addition to assurances of maintaining auditor independence and adherence to Regulation S-X, paragraph (c)(7) of Rule 2-01. If the pre-approval request is approved, the request will be presented at the next regularly scheduled Audit Committee for ratification.

2.	No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

2018= $15,600	2017= $43,150

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable (the Funds are not listed issuers).

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company).

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b)	There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 13. Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on March 5, 2015 (Accession Number 0000897101-15-000283).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: March 6, 2019

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: March 6, 2019